UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number	811-08228

The Timothy Plan
(Exact name of registrant as specified in charter)

1055 Maitland Center Commons, Maitland, FL 32751

(Address of principal executive offices) (Zip code)

Art Ally, The Timothy Plan
1055 Maitland Center Commons, Maitland, FL 32751
(Name and address of agent for service)

Registrant’s telephone number, including area code:	800-846-7526

Date of fiscal year end: 9/30

Date of reporting period: 9/30/15

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Registrant’s audited annual financial reports transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 are as follows:

TIMOTHY PLAN

ANNUAL REPORT

September 30, 2015

TIMOTHY PLAN FAMILY OF FUNDS

Small Cap Value

CLASS	TICKER	CUSIP
A	TPLNX	887432409
C	TSVCX	887432839
I	TPVIX	887432482

Large/Mid Cap Value

CLASS	TICKER	CUSIP
A	TLVAX	887432607
C	TLVCX	887432805
I	TMVIX	887432474

Aggressive Growth

CLASS	TICKER	CUSIP
A	TAAGX	887432813
C	TCAGX	887432698
I	TIAGX	887432524

Large/Mid Cap Growth

CLASS	TICKER	CUSIP
A	TLGAX	887432789
C	TLGCX	887432680
I	TPLIX	887432490

Growth & Income

CLASS	TICKER	CUSIP
A	TGIAX	887432383
C	TGCIX	887432375
I	TIGIX	887432367

Fixed Income

CLASS	TICKER	CUSIP
A	TFIAX	887432888
C	TFICX	887432862
I	TPFIX	887432466

High Yield Bond

CLASS	TICKER	CUSIP
A	TPHAX	887432615
C	TPHCX	887432623
I	TPHIX	887432458

International

CLASS	TICKER	CUSIP
A	TPIAX	887432631
C	TPICX	887432599
I	TPIIX	887432516

Emerging Markets

CLASS	TICKER	CUSIP
A	TPEMX	887432540
C	TPECX	887432532
I	TIEMX	887432391

Israel Common Values

CLASS	TICKER	CUSIP
A	TPAIX	887432565
C	TPCIX	887432557
I	TICIX	887432441

Defensive Strategies

CLASS	TICKER	CUSIP
A	TPDAX	887432581
C	TPDCX	887432573
I	TPDIX	887432433

Strategic Growth

CLASS	TICKER	CUSIP
A	TSGAX	887432763
C	TSGCX	887432672

Conservative Growth

CLASS	TICKER	CUSIP
A	TCGAX	887432730
C	TCVCX	887432664

September 30, 2015

Dear Shareholder,

As you review the details on the following pages, you will see that most of our funds experienced slightly negative performance over the past fiscal year (10-1-14 thru 9-30-15). Of course this has been a particularly turbulent period in the capital markets where, upon review, you can see that nearly all of our funds were, at least, fairly competitive with our various benchmark indices that represent fairly broad segments of the capital markets.

As I write this, we remain concerned that the year ahead could be as turbulent as the past year has been so we continue to remain conservatively cautious. Although we cannot guarantee any actual outcome, I remain confident that all of our sub-advisors are, in our opinion, among the best in the industry and they each continue to honor our overall policy to manage their respective funds both in accordance with our screening restrictions and with a conservative bias.

Please find each of our sub-advisors’ annual review letters along with their economic outlook in the pages that follow.

Finally, I would once again like to thank you for your moral convictions that led you to becoming part of the Timothy Plan Family.

Yours in Christ,

Arthur D. Ally

President

Aggressive Growth Fund Letter from the Manager – September 30, 2015

We wrote in this letter last year that, “volatility in energy markets and the normalization of interest rates could well provide the script for the year to come.” The energy volatility certainly came to pass: Brent Crude was $95 on 9/30/14, bottomed at $45 in January ’15, bounced back up to $70 in May, made a lower low of $42 in August, and then finally recovered some to $49 at quarter-end. Demand for crude actually surprised to the upside, especially given the economic slowdown in many emerging markets, but supply stayed stubbornly high, providing a downward bias to the commodity. Consequently, the Energy sector in the S&P500 was down about 30% for the full-year period. As to the normalization of rates, the story remains the same – the Fed is in a holding pattern – claiming to be “data-dependent” – and still concerned that inflation has been almost non-existent. While labor-market conditions have significantly improved, global uncertainty was cited by Chair Yellen in her last press conference as another reason to stay accommodative (leaving some to wonder how many mandates the Fed really has these days). Reported U.S. GDP growth had a wide range over the past year (+0.6% to +3.9%), but the bigger picture is that growth has only been slightly above 2% for the entire period since the financial crisis. Additionally under the heading of “the more things change, the more they stay the same,” both Greece and China were sources of turmoil to financial markets. Greece defaulted on payments due to the IMF, had a referendum vote that rejected bailout conditions from their European creditors, but in the end accepted the terms. China – like so many other emerging markets – has seen its economy contract, but in contrast to other countries that can weaken their currencies to spur exports, the yuan was pegged to the dollar. Hence, in August they decided to let it float (to a certain degree); this rattled markets, especially since there was little additional commentary as to future expectations. Volatility in U.S. equity markets, along with credit spreads, spiked in the third quarter of 2015, and in late August/early September the S&P500 dropped about 12% from its July high. There was some recovery before the quarter closed, but we’ll go out on a limb and predict that heightened volatility is here for the foreseeable future.

The Timothy Plan Aggressive Growth Fund’s performance was -2.35% (Class A) over the last 12 months ended September 30, 2015, while the return of the benchmark, the Russell Mid Cap Growth Index, was +1.45% for the same period. Cash was 31% of the portfolio at 9/30/15 and averaged 11% over the last two quarters. The cash was additive to performance during that period, adding 1.4% to returns, as the RMG index was down 9.1% for those six months.

For the portfolio, there has been no change to our time-tested, bottom up fundamental approach to managing large and mid-cap growth investments. As an overview, the portfolio remains well diversified by issuers and by sectors as all areas of the economy have been impacted by broad macroeconomic trends. We have investments that blend growth potential with durability for an environment that will reward the former if conditions continue to improve and appreciate the latter if they don’t. Applying our model to the current environment with all the threats to stability – financial and geopolitical – we remain committed to our growth mandates but with a responsible eye toward valuation and risk. Above all, three factors remain central to our management of the portfolio: Growth, Valuation, & Execution. And we are particularly keen on Execution, which can be the “last mile” connecting financial forecasts to investment outcomes.

Chartwell Investment Partners, LLC

Letter From The Manager

The Timothy Plan International Fund

September 30, 2015

Although the last twelve months were difficult ones for global equities, The Timothy Plan International Fund (the “Fund”) performed well relative to the MSCI EAFE index performance during this time period.

Volatility was back in equity markets as diverging monetary conditions from the U.S. to Europe and Japan increased investor anxiety during this period. China’s economic slowdown also led to significant declines for global trade values, commodity markets, and emerging market equities and currencies. The decision from the People’s Bank of China to devalue the RMB currency was an unexpected curveball for equity and currency markets leading to significant volatility. As the euro zone has joined the quantitative easing party and Europe appears to have successfully navigated Greek debt negotiations, European equities performed better even though also succumbing to the volatility of global markets. The sharp decline in commodity prices during this period also led to significant declines for prices of companies in the Materials and Energy sectors. Japan provided a bit of self-help stories during the year as the government there pressures the corporate sector to focus more on ROE and shareholder-friendly capital allocation while at the same time pushing for better wage increases going forward to support private consumption.

The outperformance of the Fund relative to the EAFE index was due to a combination of strong sector allocation and stock selection. The Fund had good sector allocation in 7 of the 10 sectors with the strongest contribution coming from the overweight in the outperforming Consumer Discretionary sector and underweight to underperforming Energy and Materials sectors. The only meaningful negative sector attribution occurred as a result of an underweight to the Consumer Staples sector which outperformed due to its safer haven status in a difficult market. Strong stock selection occurred in 8 of the 10 sectors with significant outperformance from stock picks in the Consumer Discretionary sector. Stock picks in the Energy and Industrials sectors proved less than stellar though. Of note in the Consumer Discretionary sector was the portfolio’s holdings in the auto parts sectors helped performance as car sales continued to positively surprise and as sector consolidation has driven better margins with Fund holdings of note Valeo SA in France and Magna International in Canada. Other notable outperformers included Sekisui House benefitting from rising housing activity in Japan and Techtronic Industries from Hong Kong benefitting from improved sales of its products at U.S. home improvement stores and continued strong execution on margins.

Leading up to the last months of this year, the Fund raised cash above normal levels due to very elevated macro and market risks. While we ended the fiscal year with high cash levels, we expect to reduce these cash levels accordingly as opportunities present themselves. International equities remain attractive and we believe the European Central Bank and Bank of Japan will remain quite accommodative leading to additional support for equity markets in Europe and Japan. We thank you for your continued investment in the Fund.

Eagle Global Advisors, LLC

Large/Mid Cap Growth Fund Letter from the Manager – September 30, 2015

We wrote in this letter last year that, “volatility in energy markets and the normalization of interest rates could well provide the script for the year to come.” The energy volatility certainly came to pass: Brent Crude was $95 on 9/30/14, bottomed at $45 in January ’15, bounced back up to $70 in May, made a lower low of $42 in August, and then finally recovered some to $49 at quarter-end. Demand for crude actually surprised to the upside, especially given the economic slowdown in many emerging markets, but supply stayed stubbornly high, providing a downward bias to the commodity. Consequently, the Energy sector in the S&P500 was down about 30% for the full-year period. As to the normalization of rates, the story remains the same – the Fed is in a holding pattern – claiming to be “data-dependent” – and still concerned that inflation has been almost non-existent. While labor-market conditions have significantly improved, global uncertainty was cited by Chair Yellen in her last press conference as another reason to stay accommodative (leaving some to wonder how many mandates the Fed really has these days). Reported U.S. GDP growth had a wide range over the past year (+0.6% to +3.9%), but the bigger picture is that growth has only been slightly above 2% for the entire period since the financial crisis. Additionally under the heading of “the more things change, the more they stay the same,” both Greece and China were sources of turmoil to financial markets. Greece defaulted on payments due to the IMF, had a referendum vote that rejected bailout conditions from their European creditors, but in the end accepted the terms. China – like so many other emerging markets – has seen its economy contract, but in contrast to other countries that can weaken their currencies to spur exports, the yuan was pegged to the dollar. Hence, in August they decided to let it float (to a certain degree); this rattled markets, especially since there was little additional commentary as to future expectations. Volatility in U.S. equity markets, along with credit spreads, spiked in the third quarter of 2015, and in late August/early September the S&P500 dropped about 12% from its July high. There was some recovery before the quarter closed, but we’ll go out on a limb and predict that heightened volatility is here for the foreseeable future.

The Timothy Plan Large/Mid Cap Growth Fund’s performance decreased 0.35% (Class A) over the last 12 months ended September 30, 2015, while the return of the benchmark, the Russell 1000 Growth Index, was up 3.17% for the same period. Cash was 30% of the portfolio at 9/30/15 and averaged 17% over the last two quarters. The cash was additive to performance during that period, adding 0.9% to returns, as the R1G index was down 5.2% for those six months.

For the portfolio, there has been no change to our time-tested, bottom up fundamental approach to managing large and mid-cap growth investments. As an overview, the portfolio remains well diversified by issuers and by sectors as all areas of the economy have been impacted by broad macroeconomic trends. We have investments that blend growth potential with durability for an environment that will reward the former if conditions continue to improve and appreciate the latter if they don’t. Applying our model to the current environment with all the threats to stability – financial and geopolitical – we remain committed to our growth mandates but with a responsible eye toward valuation and risk. Above all, three factors remain central to our management of the portfolio: Growth, Valuation, & Execution. And we are particularly keen on Execution, which can be the “last mile” connecting financial forecasts to investment outcomes.

Chartwell Investment Partners, LLC

LETTER FROM THE MANAGER

September 30, 2015

TIMOTHY PLAN LARGE/MID-CAP VALUE FUND

We are pleased to provide you with our report for the Timothy Plan Large/Mid-Cap Value Fund for the twelve months ended September 30, 2015 and would like to thank you for entrusting your assets with us.

The past twelve months have been challenging for the equity markets as many themes have weighed on investor sentiment. A sell-off in commodities gained momentum as recessionary fears deepened and crude oil fell below US$50 per barrel for the first time in ten years. The sustainability of global growth was once again in question following the critical Fed policy decision to leave rates unchanged, signaling a lack of confidence in outlook and concerns regarding the impact of a China growth slowdown.

For the twelve months ended September 30, 2015, the Timothy Plan Large/Mid-Cap Value Fund produced a return of 1.59% (Class A), while the S&P 500 Index produced a return of -0.61%. Security selection in Technology, Health Care and Utilities aided relative performance. Furthermore, the portfolio’s higher cash position served as a cushion against market volatility and contributed positively to relative performance.

The Technology sector was again a strong performer for the fund and many of the top performers were in this sector. Top performers in the Technology sector included Skyworks Solutions, Avago Technologies and Amdocs Limited. The “Internet of Things” trend continues to benefit Skyworks Solutions and Amdocs has posted strong quarters with better-than-expected guidance. The company generates and returns significant amounts of cash flow to shareholders through buybacks and dividends. Shares of C.R. Bard, J.M. Smucker, McCormick & Company and Dr Pepper Snapple Group were looked on favorably by investors due to their defensive growth characteristics. J.M. Smucker has posted better-than-expected earnings results with solid organic sales growth and strong free cash flow conversion. Management expects significant synergies from the Big Heart Pet Brands acquisition, and the core coffee business saw nice improvement from the prior quarter. McCormick & Company’s management team made positive comments at a sell-side conference that helped shares rally ahead of its earnings results in early October.

Security selection in Producer Durables and Financial Services was the largest detractor to relative performance in the period. Individual detractors to performance included Energy companies Oasis Petroleum, Occidental Petroleum and EOG Resources, which have fallen with crude oil and natural gas prices. Other underperforming securities included Flowserve, Garmin and B/E Aerospace which are levered to economic growth.

The Westwood team remains focused on high-quality business trading at a discount to intrinsic value. Market returns had been bolstered by a Fed-centric market focused on unprecedented monetary stimulus rather than fundamentals pushing valuations to the upper end of historical averages. As the economic cycle matures and the FOMC prepares to start tightening monetary policy with higher interest rates, investors will likely turn their focus back to fundamentals and corporate profits will become the key driver of future returns. We will continue to leverage our intensive research driven process to identify securities with company-specific opportunities and visible earnings growth that provide attractive risk adjusted returns for the portfolio. As has always been our practice, we look to invest in companies with conservative balance sheets, robust free cash flow generation, and high returns as these characteristics help protect capital in a downside scenario. Given the above-average market returns over the past few years, we are mindful of the potential for downside risk and are focusing on opportunities which we feel have measurable and limited potential for loss.

We thank you for your continued confidence in the Westwood process and investment teams and we look forward to serving your investment needs through the years ahead.

Westwood Management Corporation

LETTER FROM THE MANAGER

September 30, 2015

TIMOTHY PLAN SMALL-CAP VALUE FUND

We are pleased to provide you with our report for the Timothy Plan Small Cap Value Fund for the twelve months ended September 30, 2015 and would like to thank you for entrusting your assets with us.

The past twelve months have been challenging for the equity markets as many themes have weighed on investor sentiment. A sell-off in commodities gained momentum as recessionary fears deepened and crude oil fell below US$50 per barrel for the first time in ten years. The sustainability of global growth was once again in question following the critical Fed policy decision to leave rates unchanged, signaling a lack of confidence in outlook and concerns regarding the impact of a China growth slowdown.

For the twelve months ended September 30, 2015, the Timothy Plan Small Cap Value Fund produced a return of 1.9% (Class A), while the Russell 2000 Index produced a return of 1.25%. Small caps, however, have outperformed their large cap counterparts over this time period. Security selection was the primary driver of relative outperformance and centered in the Materials, Consumer Discretionary and Health Care sectors. The portfolio’s higher cash position served as a cushion against market volatility and also contributed positively to relative performance.

Security selection in Energy and Health Care detracted from relative performance. Energy was the largest declining sector with several holdings, including Bonanza Creek Energy, Rex Energy and CONE Midstream Partners, producing returns over 50% for the last 12 months. Holdings in this sector, while strong fundamentally sound operators have fallen along with crude oil and natural gas prices.

The Small Cap Value team is focusing on well-run companies with growth prospects that are underappreciated by the marketplace. We look for companies with above average growth and strong balance sheets that are generating good cash flows and superior relative returns. As economic growth continues, we feel our companies are positioned to achieve higher earnings and our portfolio should perform well.

We thank you for your continued confidence in the Westwood process and investment teams and we look forward to serving your investment needs through the years ahead.

Westwood Management Corporation

TIMOTHY PLAN FIXED INCOME MANAGER’S COMMENTARY SEPTEMBER 2015

BARROW, HANLEY, MEWHINNEY & STRAUSS

The Timothy Plan Fixed Income Fund invests in the broad U.S. investment grade bond market as defined by the Barclays Capital U.S. Aggregate Bond Index which began the last 12 months with a yield of 2.36% and ended at 2.31% on September 30, 2015. This modest change in yield does not explain the underlying volatility in the market.

The U.S. Treasury (UST) 10 year rate started the year at 2.49%. Slowing global growth and lower inflation had global central banks engaged in massive monetary stimulus. These global concerns led to demand for UST bonds as a safe haven driving their yields sharply lower with the UST 10 year at 1.64% by January 31st the low rate for the year. However, as the U.S. economy showed strength in 2Q15 more investors became convinced the Federal Reserve would finally raise rates and the UST 10 year rose to 2.35% by June 30th. As the Federal Reserve continued to delay increasing rates the UST 10 year settled down to 2.04% by September 30, 2015 for a decline of 0.45% for the year. Even with the decline in UST rates they remain well above their developed market sovereign peers.

Corporate bonds also exhibited rate volatility but moved in the opposite direction as yield spreads increased 0.53% by September 30th. Credit quality was threatened by a dramatic increase in M&A along with company managements’ shareholder friendly actions like debt financed share buy backs. Energy credits were challenged by the significant decline in the price of oil and other types of commodity oriented companies were also under pressure. Similarly GNMA MBS yield spreads increased by 0.54% ending the year close to their highest level. Structural changes in the GNMA mortgage program led to increased prepayments which hurt returns and drove spreads higher.

The Timothy Fixed Income Fund A shares returned 1.08% over the 12 months ended September 30, 2015 with income partially offset from lower prices. The Barclays Capital U.S. Aggregate Bond Index was 2.94% over the trailing 12 months. The portfolio overweight in investment grade corporate bonds detracted from results as yield spreads increased especially in Energy and Basic Industry holdings. Results were aided by UST holdings returning over 5% and a slight underweight in MBS was beneficial last year. We are keeping a close watch on the timing of the Fed’s first policy-rate increase and what they decide to do to unwind a balance sheet four times larger than ever before. Looking ahead the portfolio is positioned with modestly less interest rate risk than the market, an over-weight in corporate bonds with yield spreads at the most attractive level in three years, and a slight overweight in GNMA MBS. We remain focused on generating income consistent with a prudent level of risk.

BARROW, HANLEY, MEWHINNEY & STRAUSS

TIMOTHY PLAN HIGH YIELD BOND FUND MANAGER’S COMMENTARY SEPTEMBER

2015

BARROW, HANLEY, MEWHINNEY & STRAUSS

The Timothy Plan High Yield Bond Fund invests primarily in BB and B rated High Yield (HY) bonds. Our benchmark for the HY market is the Barclays BA/B High Yield index which began the last 12 months yielding 5.51% and ended at 7.09% on September 30, 2015. High Yield market yields began rising in 4Q14 led by Energy companies under pressure from declining oil prices and ended at 6.49%. A “relief rally” in oil prices during 1Q15 helped move prices higher and rates lower so that by June 30th the HY market’s yield was 5.81%. However, 3Q15 saw significant with HY rates up 1.28% to 7.09% by quarter’s end. Yields were initially led higher by the energy sector as oil prices renewed their decline, but as global economic concerns increased other sectors were impacted especially Basic Industry. Technical factors also contributed to the rapid rise in rates as mutual fund and ETF HY investors became net sellers.

By September 30th the yield of the HY market was at the highest level since 2Q12 generating negative 3Q15 returns. Higher yields in part reflect concern for default rates moving higher in the future. Fitch recently reported that while the HY market default rates are up to 2.7% from 2.2% they remain significantly lower than their long term average. HY market yields are still primarily skewed higher by just a few out of favor industry groups. For example, the HY Energy sector yield spread above U.S. Treasury bonds was 823 basis points compared to 499 basis points for the entire HY market ex-energy. Removing this one industry lowers the yield 0.41% for the Barclays BA/B index ex-energy.

The Timothy Plan High Yield Bond Fund (A shares) in this difficult environment generated a total return of -4.88% over the 12 months ended September 30, 2015. Barclays Ba/B (3% cap) High Yield Index total return was -2.09%. The portfolio’s overweight in Energy and Basic Industries detracted from results. Holdings in Consumer Cyclicals and Non-Cyclicals were additive to returns. We continue to hold Energy names especially MLP issues that we believe are less impacted by the price of the oil. Looking ahead, with HY yields at the highest level since 2Q12 and an improved U.S. economy we believe the HY market should have a better year, but we are keeping a close watch on upticks in the default rate. The portfolio remains focused on generating a high level of income consistent with a reasonable level of risk.

BARROW, HANLEY, MEWHINNEY & STRAUSS

September 30, 2015

Dear Shareholder,

The Timothy Plan Defensive Strategies Fund has been designed and managed to do what its name implies, i.e. hedge against a possible scenario of hyper-inflation which could result from our nation’s leadership’s proven unwillingness to address our core problems of too much spending, too much taxation and too many onerous government regulations. We have, therefore, built in the flexibility to either adjust to a possible risk of extreme deflation with the ability to convert our inflation sensitive assets to cash and fixed income securities that should perform well during a deflationary environment or to a more normal, traditional investment strategy. As I stated in last year’s report, although we will do our very best to be successful, we cannot guarantee results in any of these scenarios.

I would also like to point out that, since there does not exist an appropriate benchmark index with which to compare our performance, we have created a blended index comprised of roughly 1/3 each of U.S. Government TIPs, FTSE NAREIT Equity Index and Dow Jones UBS Commodity Index.

I am also pleased to report that, effective this year, we have added physical gold and silver bullion (custodied at Brinks, New York) to our diversified holdings.

While no one can predict future events, I remain confident that our sub-advisors (i.e. money management firms that manage the various sleeves of this Fund) are, in our opinion, among the best in the industry and they each continue to honor our overall policy that they manage their respective Fund sleeve both in accordance with our screening restrictions and with a conservative bias.

Finally, I would once again like to thank you for your moral convictions that led you to become part of the Timothy Plan Family.

Yours in Christ,

Arthur D. Ally

Fund Advisor

TIMOTHY PLAN DEFENSIVE STRATEGIES FUND TIPS MANAGER’S COMMENTARY SEPTEMBER 2015

BARROW, HANLEY, MEWHINNEY & STRAUSS

The Timothy Plan Defensive Strategies Fund has an allocation of U.S. Treasury Inflation Protected Securities (TIPS) designed to help protect assets from higher rates of inflation. Over the past 12 months ended September 30th, 2015 Global economic growth slowed especially Chinese and emerging market economies. Economic weakness led to tepid inflation data from slumping commodity prices. Investors’ future inflation expectations declined in this environment leading to weak returns for TIPS securities. We measure investors’ inflation expectations as the difference between the U.S. Treasury 10 year and the U.S. TIPS 10 year. This “breakeven rate” of inflation is what would be required to make these two securities have the same yield. The “breakeven rate” of inflation started at 1.97% but declined over 12 months to 1.43%.

While the Core CPI (ex food and energy) was up 1.9% over the past 12 months, TIPS use a different inflation measure. The All Urban Non-Seasonally adjusted CPI was up only 0.2% as this inflation measure used in TIPS calculations included declining oil and commodity prices. Over the long term these inflation measurements should narrow. The U.S. TIPS market generated a -0.83% total return as reported by Barclays over the past 12 months. TIPS returns were lowered by an inflation benchmark up only 0.2% and investors’ lower inflation expectations.

The TIPS allocation we manage held 10 to 20% in investment grade corporate bonds and GNMA mortgages for their higher nominal yield, and the portfolio will hold these positions until the TIPS inflation measure increases. Looking ahead, we are concerned about the potential impact on inflation from Global central banks engaging in massive monetary stimulus and the extreme size of the Federal Reserve’s balance sheet. The primary goal of the TIPS allocation continues to be protection from rising inflation rates.

  BARROW, HANLEY, MEWHINNEY & STRAUSS

September 30, 2015

Dear Strategic Growth Fund Shareholder:

The Timothy Plan Strategic Growth Fund (the “Fund”) is simply an asset allocation fund that invests in a number of Timothy Plan underlying funds. Although the allocation percentages will vary somewhat from time to time as a result of changing economic conditions, the allocation based on net assets at September 30, 2015 was as follows:

●	Large/Mid-Cap Growth Fund	9.00%	●	Small-Cap Value Fund	3.50%

●	Large/Mid-Cap Value Fund	9.00%	●	Aggressive Growth Fund	3.25%

●	International Fund	10.50%	●	High-Yield Bond Fund	8.50%

●	Defensive Strategies Fund	25.50%	●	Israel Common Values	2.75%

●	Emerging Markets Fund	3.25%	●	Growth & Income	9.25%

●	Cash	15.50%

I am pleased to report that performance was, in our opinion, somewhat respectable – albeit a little negative – over the past twelve months and reasonably comparable to the fund’s market benchmark - the Dow Jones Global Moderately Aggressive Portfolio Index. We plan to continue to manage this fund conservatively as we attempt to adjust to (what could be) rapidly changing economic conditions.

We continue to realize that the volatility and uncertainty of the markets may have been unsettling for many investors; however all our sub-advisors expect this pattern to continue into 2016 and, as a result, they are committed to manage their various funds with a definite conservative bias.

As you know, no one can guarantee future performance. However, the one thing that I can assure you of is that every one of our sub-advisors is doing their very best and our team here at Timothy is working very hard to provide you an investment with which you can feel comfortable.

Sincerely,

Arthur D. Ally

Fund Advisor

September 30, 2015

Dear Conservative Growth Fund Shareholder:

The Timothy Plan Conservative Growth Fund (the “Fund”) is simply an asset allocation fund that invests in a number of Timothy Plan underlying funds. Although the allocation percentages will vary somewhat from time to time as a result of changing economic conditions, the allocation based on net assets at September 30, 2015 was as follows:

●	Large/Mid-Cap Growth Fund	4.50%	●	Small-Cap Value Fund	3.00%

●	Large/Mid-Cap Value Fund	5.00%	●	Aggressive Growth Fund	1.00%

●	International Fund	6.00%	●	High-Yield Bond Fund	4.50%

●	Defensive Strategies Fund	22.50%	●	Israel Common Values Fund	2.00%

●	Emerging Markets Fund	1.50%	●	Growth & Income Fund	7.25%

●	Fixed Income Fund	22.50%	●	Cash	20.25%

I am pleased to report that performance was, in our opinion, somewhat respectable – albeit a little negative –over the past twelve months and reasonably comparable to the fund’s market benchmark - the Dow Jones Global Moderate Portfolio Index. We plan to continue to manage this fund conservatively as we attempt to adjust to (what could be) rapidly changing economic conditions.

We continue to realize that the volatility and uncertainty of the markets may have been unsettling for many investors; however all our sub-advisors expect this pattern to continue into 2016 and, as a result, they are committed to manage their various funds with a definite conservative bias.

As you know, no one can guarantee future performance. However, the one thing that I can assure you of is that every one of our sub-advisors is doing their very best and our team here at Timothy is working very hard to provide you an investment with which you can feel comfortable.

Yours in Christ,

Arthur D. Ally

Fund Advisor

Letter From The Manager

Timothy Plan Israel Common Values Fund

September 30, 2015

Israel’s economy bounced back nicely after the weakness caused by Operation Protective Edge. Strong private consumption throughout most of the year supported the economy as strong wage growth and employment levels led to rising income levels in the country. While the private sector provided a nice tailwind, continued weak trade and a relatively strong shekel dented corporate performance and economic activity for the export sector. The Bank of Israel maintained its highly accommodative monetary policy throughout the year, lowering interest rates to 0.10%. Increased episodes of violence toward year end as well as uncertainty related to the Iran nuclear deal continues to place some pressure on economic activity and equity prices.

The Timothy Plan Israel Common Values Fund (the “Fund”) performed strongly in the first half of the year but succumbed to weaker equity markets with the global selloff in the third calendar quarter of 2015. The Fund’s overweight allocation to the Information Technology sector was positive but was partly offset from negative stock selection in that sector. Negative stock selection in the Energy and Telecom Services sector for the year also dented relative performance. In Energy, the negative developments coming from the antitrust government agency against the industry dented hopes of a start to the development of the Leviathan field while weak oil and gas prices also contributed to the weaker performance. The new parliamentary elections held earlier in 2015 led to a razor thin coalition for Benjamin Netanyahu. The Prime Minister was able to form this coalition with more business-friendly factions but also some more polarizing figures that may lead to new political wrangling in the coming year.

The Fund ended the year with higher than average cash levels as elevated macro, market, and geopolitical risks surfaced. We expect to diligently reinvest this cash into the opportunities afforded the Fund from the innovation of Israeli companies. Although near term economic performance may be dented from increased episodes of violence in the country, we see increased signs of better global trade conditions in the coming year and continued accommodative monetary policy providing a nice tailwind for Israel’s economy. We thank you for your continued investment in the Fund.

Eagle Global Advisors, LLC

LETTER FROM THE MANAGER

September 30, 2015

Timothy Plan Emerging Markets Fund (the “Fund”)

We will discuss sector-, country- and stock-specific factors that affected the Fund’s performance and describe changes in the Fund’s composition during the 12 months ended September 30th, 2015. In addition, we will share insight into how the Fund is currently positioned for the future.

The Markets

The last year proved to be a continuation of challenging conditions for emerging markets. News on China’s slowing economic growth intensified worries on its ramifications to the global economy. The renminbi devaluation, although relatively minor, generated fears of potential spillovers to other emerging countries. In late August, the Shanghai Composite and the Shenzhen Composite indices lost a combined $1.2 trillion in market capitalization over the course of four days, putting a stop to their upward trajectory that started in late 2014. The selloff prompted the People’s Bank of China to cut its interest rate and lower reserve requirement for banks—in the hope of easing market concerns about the slowdown.

Meanwhile, investor sentiment took a turn for the worse in Brazil as the country continued to face political and economic challenges, including falling commodity prices and rising inflation. The Brazilian real lost over 20% (vs. the U.S. dollar), making it one of the worst-performing currencies in the quarter. The MSCI Brazil Index fell over 30% in the last three months and more than 40% year to date (in U.S. dollar terms). Despite the general market decline, Brazil remains home to select companies with what we view as attractive valuations and appealing long-term prospects.

Another headwind during the year was oil prices, which continued to drop due to a weak outlook for the global economy and continued high supply from major oil producers. Uncertainties surrounding the world economy also compelled the Federal Reserve to keep U.S. interest rates unchanged in its September meeting, causing questions about the potential rate-hike timing to remain.

The Fund

Year to date through September 30, 2015, the Brandes Emerging Markets Equity Strategy underperformed the MSCI Emerging Markets Index, which declined 21.21%.

Holdings in Brazil, namely Petrobras, Sabesp and Banco do Brasil, were the main detractors for the nine-month period. As was the case for the quarter, Copa Holdings, POSCO, and XL Axiata negatively impacted returns for the year. Moreover, while our underweight to Chinese companies aided returns in the quarter, it weighed on performance relative to the benchmark for the year to date.

Contributors during the period included holdings in Russia, led by Sberbank. Austria-based Erste Bank and Hong Kong’s Yue Yuen also helped performance.

Outlook

In the midst of significant volatility in emerging markets, our strategy weighting has not changed dramatically in the quarter. As noted, we added to a number of our positions in Brazil, and the country remained the strategy’s largest overweight as of September 30, 2015.

Although the Chinese equity market—as represented by the MSCI China Index—declined over 20% in the quarter, it has still been one of the better-performing emerging markets in recent years. We remained cautious on the valuations of many China-based companies and continued to hold a significant underweight at quarter end, especially since we did not own any Chinese financials, which made up approximately 40% of the benchmark’s China allocation.

The past year has not only been difficult for the Brandes Emerging Markets Equity Strategy, but for value investing in emerging markets in general. For the 12 months ended September 30, 2015, the MSCI Emerging Markets Value Index underperformed the MSCI Emerging Markets Growth Index by 6.6%, representing one of the worst relative performances for value investing since the inception of both indices in 1997.

In our opinion, current valuation levels for the MSCI Emerging Markets Index, such as price-to-book and price-to-cash flow ratios, indicate that emerging markets is one of the most undervalued asset classes. As of September 30, 2015, the Brandes Emerging Markets Equity Strategy presented attractive valuations vs. the benchmark—with 0.7x price-to-book ratio vs. 1.4x for the MSCI Emerging Markets Index.

Looking ahead, we believe company fundamentals, while seemingly obscured by the market’s preoccupation with volatility, will eventually gain investor recognition. In the current market environment, we hold the view that selectivity, discipline and a focus on margin of safety remain paramount as we invest in companies worthy of inclusion in the Brandes Emerging Markets Equity Strategy.

As always, thank you for your business and continued trust.

This material is intended for informational purposes only. The information provided in this material should not  be considered a recommendation to purchase or sell any particular security. It should not be assumed that  any security transactions, holdings, or sectors discussed were or will be profitable, or that the investment  recommendations or decisions we make in the future will be profitable or will equal the investment  performance discussed herein. Portfolio holdings and allocations are subject to change at any time.  Strategies  discussed herein are subject to change at any time by the investment manager in its discretion  due  to market  conditions or opportunities. Market conditions may impact performance.

International and emerging markets investing is subject to certain risks such as currency fluctuation and  social  and political changes, differences in financial reporting standards and less stringent regulation of  securities markets which may result in greater share price volatility; such risks are increased when investing  in  emerging  markets. Additional risks associated with emerging markets investing include smaller-sized  markets, liquidity risks, and less established legal, political, social, and business systems to support securities markets. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain of these currencies have experienced, and may experience in the future, substantial fluctuations or a steady devaluation relative to the U.S. dollar. The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United  States and Canada.

Index Guide

The MSCI Emerging Markets Index with gross dividends measures equity market performance of emerging  markets.

Brandes Investment Partners, L.P.

11988 El Camino Real  |  Suite 600  |  P.O. Box 919048  |  San Diego, CA 92191-9048

858.755.0239  |  800.237.7119  |  Fax 858.755.0916

www.brandes.com  |  info@brandes.com

LETTER FROM THE MANAGER

September 30, 2015

Timothy Plan Growth and Income Fund

We are pleased to provide you our annual report for the Timothy Plan Growth and Income Fund (the “Fund”) for the period ending September 30, 2015. Like you, our company and some officers continue to hold corporate retirement and personal assets in the fund. We certainly thank you for entrusting your assets with us.

For the year starting 1 October 2014 through 30 September 2015, the Fund returned -3.75% (Class A). During the past year, large and small capitalization stock indices experienced a lot of volatility but not much return. The Utility and Consumer Cyclical sectors were the top performers while the Industrial and Energy sectors did the worst. Two top contributors were Vonage, which is a telecommunications provider, and Footlocker, which sells shoes and apparel.

We continue to see divergences in the indices and underlying stock returns. For example, even though the S&P 500 was down 6.94% over the past three months, the median stock in our database was down 10.89%. Value stocks, those with inexpensive valuation ratios, continued to underperform growth stocks but we expect this to reverse as it has in the past.

Bond prices were also volatile but provided positive returns during the past year. This is one reason why we continue to advocate a balanced portfolio approach. We are also continuing to favor high quality bonds over lower quality bonds. They tend to hold up better in times of uncertainty.

One major contributor to market volatility was the Federal Reserve’s well publicized debate regarding when to raise short term interest rates. Surprisingly, our research shows stocks have typically done well in the early stages of Fed tightening. However, we will continue to watch our indicators for guidance.

This fund has two main objectives, growth and income but also preserving capital in declining markets. We have been managing similar assets for over 40 years. We will adjust equity and fixed income levels according to our risk analysis. We do this on a weekly basis. We see opportunities for small capitalization stocks going forward as they typically have less exposure to international economies and more opportunities for growth.

We don’t think interest rates will surge higher, but we think the best returns in bonds are probably behind us. At the same time, if stocks suffer another setback, having bonds in the portfolio should help. We think volatility will continue but if our research works well, this actually could give us opportunities to take advantage of these moves.

We thank you for your trust in the James Investment Research Inc., we are grateful for the opportunity to serve you.

James Investment Research Inc.

Fund Performance - (Unaudited)

September 30, 2015

Aggressive Growth Fund

Fund/Index	1 Year Total Return	5 Year Average Annual Return	10 Year Average Annual Return
Timothy Aggressive Growth Fund - Class A (With Sales Charge)	(7.68)%	10.63%	4.70%
Russell Mid-Cap Growth Index	1.45%	13.58%	8.09%
Timothy Aggressive Growth Fund - Class C *	(3.95)%	11.07%	4.51%
Russell Mid-Cap Growth Index	1.45%	13.58%	8.09%
Timothy Aggressive Growth Fund - Class I	(2.10)%	N/A	3.54%	(a)
Russell Mid-Cap Growth Index	1.45%	13.58%	7.66%	(a)

(a)	For the period August 1, 2013 (commencement of investment in accordance with objective) to September 30, 2015.

*	With Maximum Deferred Sales Charge

Timothy Plan Aggressive Growth Fund vs. Russell Mid-Cap Growth Index

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s Class A shares and the Russell Mid-Cap Growth Index on September 30, 2005 and held through September 30, 2015. The Russell Mid-Cap Growth Index is a widely recognized, unmanaged index of common stock prices. Performance figures include the change in value of the stocks in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Fund Performance - (Unaudited)

September 30, 2015

International Fund

Fund/Index	1 Year Total Return	5 Year Average Annual Return	Average Annual Return Since Inception
Timothy International Fund - Class A (With Sales Charge)	(9.99)%	2.10%	(1.46)%	(a)
MSCI EAFE Index	(10.92)%	1.05%	(3.59)%	(a)
Timothy International Fund - Class C *	(6.25)%	2.49%	(1.55)%	(a)
MSCI EAFE Index	(10.92)%	1.05%	(3.59)%	(a)
Timothy International Fund - Class I	(4.39)%	N/A	1.14%	(b)
MSCI EAFE Index	(10.92)%	1.05%	(2.62)%	(b)

(a)	For the period May 3, 2007 (commencement of investment in accordance with objective) to September 30, 2015.

(b)	For the period August 1, 2013 (commencement of investment in accordance with objective) to September 30, 2015.

*	With Maximum Deferred Sales Charge

Timothy Plan International Fund vs. MSCI EAFE Index

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s Class A shares and the MSCI EAFE Index on May 3, 2007 and held through September 30, 2015. The MSCI EAFE Index is a widely recognized unmanaged index of equity prices and is representative of equity market performance of developed countries, excluding the U.S. and Canada. Performance figures include the change in value of the stocks in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Fund Performance - (Unaudited)

September 30, 2015

Large/Mid Cap Growth Fund

Fund/Index	1 Year Total Return	5 Year Average Annual Return	10 Year Average Annual Return
Timothy Large/Mid Cap Growth Fund - Class A (With Sales Charge)	(5.79)%	10.87%	5.16%
Russell 1000 Growth Index	3.17%	14.47%	8.09%
Timothy Large/Mid Cap Growth Fund - Class C *	(2.01)%	11.27%	4.93%
Russell 1000 Growth Index	3.17%	14.47%	8.09%
Timothy Large/Mid Cap Growth Fund - Class I	(0.10)%	N/A	6.83%	(a	)
Russell 1000 Growth Index	3.17%	14.47%	10.63%	(a	)

(a)	For the period August 1, 2013 (commencement of investment in accordance with objective) to September 30, 2015.

*	With Maximum Deferred Sales Charge

Timothy Plan Large/Mid Cap Growth Fund vs. Russell 1000 Growth Index

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s Class A shares and the Russell 1000 Growth Index on September 30, 2005 and held through September 30, 2015. The Russell 1000 Growth Index is a widely recognized, unmanaged index of common stock prices. Performance figures include the change in value of the stocks in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Fund Performance - (Unaudited)

September 30, 2015

Small Cap Value Fund

Fund/Index	1 Year Total Return	5 Year Average Annual Return	10 Year Average Annual Return
Timothy Small Cap Value Fund - Class A (With Sales Charge)	(3.65)%	13.26%	7.22%
Russell 2000 Index	1.25%	11.73%	6.55%
Timothy Small Cap Value Fund - Class C *	0.39%	13.69%	7.03%
Russell 2000 Index	1.25%	11.73%	6.55%
Timothy Small Cap Value Fund - Class I	2.18%	N/A	6.00% (a)
Russell 2000 Index	1.25%	11.73%	3.12% (a)

(a)	For the period August 1, 2013 (commencement of investment in accordance with objective) to September 30, 2015.

*	With Maximum Deferred Sales Charge

Timothy Plan Small Cap Value Fund vs. Russell 2000 Index

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s Class A shares and the Russell 2000 Index on September 30, 2005 and held through September 30, 2015. The Russell 2000 Index is a widely recognized, unmanaged index of common stock prices. Performance figures include the change in value of the stocks in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Fund Performance - (Unaudited)

September 30, 2015

Large/Mid Cap Value Fund

Fund/Index	1 Year Total Return	5 Year Average Annual Return	10 Year Average Annual Return
Timothy Large/Mid Cap Value Fund - Class A (With Sales Charge)	(3.99)%	11.49%	6.80%
S&P 500 Index	(0.61)%	13.34%	6.80%
Timothy Large/Mid Cap Value Fund - Class C *	(0.09)%	11.91%	6.61%
S&P 500 Index	(0.61)%	13.34%	6.80%
Timothy Large/Mid Cap Value Fund - Class I	1.81%	N/A	8.01% (a)
S&P 500 Index	(0.61)%	13.34%	7.82% (a)

(a)	For the period August 1, 2013 (commencement of investment in accordance with objective) to September 30, 2015.

*	With Maximum Deferred Sales Charge

Timothy Plan Large/Mid Cap Value Fund vs. S&P 500 Index

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s Class A shares and the S&P 500 Index on September 30, 2005 and held through September 30, 2015. The S&P 500 Index is a widely recognized, unmanaged index of common stock prices. Performance figures include the change in value of the stocks in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Fund Performance - (Unaudited)

September 30, 2015

Fixed Income Fund

Fund/Index	1 Year Total Return	5 Year Average Annual Return	10 Year Average Annual Return
Timothy Fixed Income Fund - Class A (With Sales Charge)	(3.45)%	0.65%	2.71%
Barclays Capital U.S. Aggregate Bond Index	2.94%	3.10%	4.64%
Timothy Fixed Income Fund - Class C *	(0.62)%	1.04%	2.54%
Barclays Capital U.S. Aggregate Bond Index	2.94%	3.10%	4.64%
Timothy Fixed Income Fund - Class I	1.28%	N/A	2.47% (a)
Barclays Capital U.S. Aggregate Bond Index	2.94%	3.10%	3.65% (a)

(a)	For the period August 1, 2013 (commencement of investment in accordance with objective) to September 30, 2015.

*	With Maximum Deferred Sales Charge

Timothy Plan Fixed Income Fund vs. Barclays Capital U.S. Aggregate Bond Index

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s Class A shares and the Barclays Capital U.S. Aggregate Bond Index on September 30, 2005 and held through September 30, 2015. The Barclays Capital U.S. Aggregate Bond Index is a widely recognized, unmanaged index of bond prices. Performance figures include the change in value of the bonds in the index and the reinvestment of interest. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Fund Performance - (Unaudited)

September 30, 2015

High Yield Bond Fund

Fund/Index	1 Year Total Return	5 Year Average Annual Return	Average Annual Return Since Inception
Timothy High Yield Bond Fund - Class A (With Sales Charge)	(9.18)%	3.00%	3.62% (a)
Barclays Ba/B High Yield Index	(2.09)%	6.19%	6.41% (a)
Timothy High Yield Bond Fund - Class C *	(6.49)%	3.38%	3.53% (a)
Barclays Ba/B High Yield Index	(2.09)%	6.19%	6.41% (a)
Timothy High Yield Bond Fund - Class I	(4.62)%	N/A	0.61% (b)
Barclays Ba/B High Yield Index	(2.09)%	6.19%	2.43% (b)

(a)	For the period May 7, 2007 (commencement of investment in accordance with objective) to September 30, 2015.

(b)	For the period August 1, 2013 (commencement of investment in accordance with objective) to September 30, 2015.

*	With Maximum Deferred Sales Charge

Timothy Plan High Yield Bond Fund vs. Barclays Ba/B High Yield Index

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s Class A shares and the Barclays Ba/B High Yield Index on May 7, 2007 and held through September 30, 2015. The Barclays Ba/B High Yield Index measures the performance of bonds with Ba or B ratings. Performance figures include the change in value of the bonds in the index and the reinvestment of interest. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Fund Performance - (Unaudited)

September 30, 2015

Defensive Strategies Fund

Fund/Index	1 Year Total Return	5 Year Total Return	Average Annual Return Since Inception
Timothy Defensive Strategies Fund - Class A (With Sales Charge)	(11.44)%	0.40%	2.08% (a)
Dow Jones Moderately Conservative U.S. Portfolio Index	1.35%	9.36%	10.25% (a)
Timothy Defensive Strategies Fund Blended Index (c)	(7.17)%	1.76%	3.98% (a)
Timothy Defensive Strategies Fund - Class C *	(7.99)%	0.79%	2.34% (a)
Dow Jones Moderately Conservative U.S. Portfolio Index	1.35%	9.36%	10.25% (a)
Timothy Defensive Strategies Fund Blended Index (c)	(7.17)%	1.76%	3.98% (a)
Timothy Defensive Strategies Fund - Class I	(6.09)%	N/A	(1.35)% (b)
Dow Jones Moderately Conservative U.S. Portfolio Index	1.35%	9.36%	5.56% (b)
Timothy Defensive Strategies Fund Blended Index (c)	(7.17)%	1.76%	(2.38)% (b)

(a)	For the period November 4, 2009 (commencement of investment in accordance with objective) to September 30, 2015.

(b)	For the period August 1, 2013 (commencement of investment in accordance with objective) to September 30, 2015.

(c)

The Timothy Defensive Strategies Fund Blended Index reflects an unmanaged portfolio of 33% of the Barclays U.S. TIPs Index, 33% of the FTSE NAREIT ALL REITs Index and 34% of the Dow Jones Commodity Total Return Index.

*	With Maximum Deferred Sales Charge

Timothy Plan Defensive Strategies Fund vs. Dow Jones Moderately Conservative U.S. Portfolio Index vs. The Timothy Defensive Strategies Fund Blended Index (c)

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s Class A shares, Dow Jones Moderately Conservative U.S. Portfolio Index and the Timothy Defensive Strategies Fund Blended Index (c) on November 4, 2009 and held through September 30, 2015. The Dow Jones Moderately Conservative U.S. Portfolio Index is a widely recognized unmanaged index of stocks, bonds and cash. Performance figures include the change in value of the asset classes in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Fund Performance - (Unaudited)

September 30, 2015

Strategic Growth Fund

Fund/Index	1 Year Total Return	5 Year Average Annual Return	10 Year Average Annual Return
Timothy Strategic Growth Fund - Class A (With Sales Charge)	(9.45)%	4.59%	2.32%
Dow Jones Global Moderately Aggressive Portfolio Index	(3.10)%	7.83%	5.85%
Timothy Strategic Growth Fund - Class C *	(5.83)%	4.94%	2.10%
Dow Jones Global Moderately Aggressive Portfolio Index	(3.10)%	7.83%	5.85%

*	With Maximum Deferred Sales Charge

Timothy Plan Strategic Growth Fund vs. Dow Jones Global Moderately Aggressive Portfolio Index

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s Class A shares and the Dow Jones Global Moderately Aggressive Portfolio Index on September 30, 2005 and held through September 30, 2015. The Dow Jones Global Moderately Aggressive Portfolio Index is a widely recognized index that measures global stocks, bonds and cash which are in turn represented by multiple sub-indexes. Performance figures include the change in value of the investments in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Fund Performance - (Unaudited)

September 30, 2015

Conservative Growth Fund

Fund/Index	1 Year Total Return	5 Year Average Annual Return	10 Year Average Annual Return
Timothy Conservative Growth Fund - Class A (With Sales Charge)	(7.82)%	3.28%	2.75%
Dow Jones Global Moderate Portfolio Index	(1.83)%	6.52%	5.44%
Timothy Conservative Growth Fund - Class C *	(4.12)%	3.67%	2.57%
Dow Jones Global Moderate Portfolio Index	(1.83)%	6.52%	5.44%

*	With Maximum Deferred Sales Charge

Timothy Plan Conservative Growth Fund vs. Dow Jones Global Moderate Portfolio Index

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s Class A shares and the Dow Jones Global Moderate Portfolio Index on September 30, 2005 and held through September 30, 2015. The Dow Jones Global Moderate Portfolio Index is a widely recognized index that measures global stocks, bonds and cash which are in turn represented by multiple sub-indexes. Performance figures include the change in value of the investments in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Fund Performance - (Unaudited)

September 30, 2015

Israel Common Values Fund

Fund/Index	1 Year Total Return	Average Annual Return Since Inception
Timothy Israel Common Values Fund - Class A (With Sales Charge)	(14.81)%	2.56% (a)
Israel Tel Aviv 100 Index	(0.43)%	7.35% (a)
Timothy Israel Common Values Fund - Class C *	(11.43)%	3.22% (a)
Israel Tel Aviv 100 Index	(0.43)%	7.35% (a)
Timothy Israel Common Values Fund - Class I	(9.60)%	(1.82)% (b)
Israel Tel Aviv 100 Index	(0.43)%	8.09% (b)

(a)	For the period October 12, 2011 (commencement of investment in accordance with objective) to September 30, 2015.

(b)	For the period August 1, 2013 (commencement of investment in accordance with objective) to September 30, 2015.

*	With Maximum Deferred Sales Charge

Timothy Plan Israel Common Values Fund vs. Israel Tel Aviv 100 Index

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s Class A shares and the Israel Tel Aviv 100 Index on October 12, 2011 and held through September 30, 2015. The Israel Tel Aviv 100 Index is an unmanaged index of equity prices representing the 100 most highly capitalized companies listed on the Tel Aviv Stock Exchange . Performance figures include the change in value of the stocks in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Fund Performance - (Unaudited)

September 30, 2015

Emerging Markets Fund

Fund/Index	1 Year Total Return	Average Annual Return Since Inception
Timothy Emerging Markets Fund - Class A (With Sales Charge)	(37.55)%	(13.58)%	(a)
MSCI Emerging Markets Index	(21.21)%	(8.17)%	(a)
Timothy Emerging Markets Fund - Class C *	(35.01)%	(12.50)%	(a)
MSCI Emerging Markets Index	(21.21)%	(8.17)%	(a)
Timothy Emerging Markets Fund - Class I	(33.04)%	(14.85)%	(b)
MSCI Emerging Markets Index	(21.21)%	(8.24)%	(b)

(a)	For the period December 3, 2012 (commencement of investment in accordance with objective) to September 30, 2015.

(b)	For the period August 1, 2013 (commencement of investment in accordance with objective) to September 30, 2015.

*	With Maximum Deferred Sales Charge

Timothy Plan Emerging Markets Fund vs. MSCI Emerging Markets Index

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s Class A shares and the MSCI Emerging Markets Index on December 3, 2012 and held through September 30, 2015. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. Performance figures include the change in value of the stocks in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Fund Performance - (Unaudited)

September 30, 2015

Growth & Income Fund

Fund/Index	1 Year Total Return	Average Annual Return Since Inception
Timothy Growth & Income Fund - Class A (With Sales Charge)	(9.06)%	(0.19)%	(a)
Timothy Growth & Income Fund Blended Index (b)	1.24%	5.23%	(a)
Timothy Growth & Income Fund - Class C *	(5.37)%	1.93%	(a)
Timothy Growth & Income Fund Blended Index (b)	1.24%	5.23%	(a)
Timothy Growth & Income Fund - Class I	(3.50)%	2.85%	(a)
Timothy Growth & Income Fund Blended Index (b)	1.24%	5.23%	(a)

(a)	For the period October 1, 2013 (commencement of investment in accordance with objective) to September 30, 2015.

(b)	The Timothy Growth & Income Fund Blended Index reflects an unmanaged portfolio of 50% of the Barclays Intermediate Government/Credit Index and 50% of the Russell 3000 Total Return Index.

*	With Maximum Deferred Sales Charge

Timothy Growth & Income Fund vs. Timothy Growth & Income Fund Blended Index (b)

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s Class A shares and the Timothy Growth & Income Fund Blended Index on October 1, 2013 and held through September 30, 2015. The Timothy Growth & Income Fund Blended Index reflects an unmanaged portfolio of 50% of the Barclays Intermediate Government/Credit Index and 50% of the Russell 3000 Total Return Index. Performance figures include the change in value of the stocks in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Schedule of Investments  | Aggressive Growth

As of September 30, 2015

Shares		Fair Value

	COMMON STOCK - 68.5%
	ADVERTISING - 1.0%
11,155	MDC Partners, Inc. Class A	$205,587

	APPAREL - 1.8%
955	Carter’s, Inc.	86,561
4,570	Crocs, Inc. *	59,067
5,640	Steven Madden Ltd. *	206,537

		352,165

	AUTO PARTS & EQUIPMENT - 0.9%
3,655	Dorman Products, Inc. *	186,003

	BANKS - 6.8%
2,075	Boston Private Financial Holdings, Inc.	24,277
4,680	Cardinal Financial Corp.	107,687
156,415	First BanCorp. *	556,838
2,025	Hancock Holding Co.	54,776
1,350	Iberiabank Corp.	78,583
13,130	Popular, Inc.	396,920
1,975	PrivateBancorp., Inc.	75,702
3,525	State Bank Financial Corp.	72,897

		1,367,680

	BIOTECHNOLOGY - 1.5%
1,060	BioMarin Pharmaceutical, Inc. *	111,639
1,275	Charles River Laboratories International, Inc. *	80,988
380	Incyte Corp. *	41,926
1,745	Isis Pharmaceuticals Inc. *	70,533

		305,086

	COMMERCIAL SERVICES - 15.1%
3,775	Advisory Board Co. *	171,914
8,340	Cardtronics, Inc. *	272,718
1,320	FTI Consulting Inc. *	54,793
4,575	Grand Canyon Education, Inc. *	173,804
3,485	INC Research Holdings, Inc. - Cl. A *	139,400
75,910	Information Services Group, Inc.	296,808
14,430	KAR Auction Services, Inc.	512,265
9,675	On Assignment, Inc. *	357,007
13,900	SEI Investments Co.	670,397
3,120	Team Health Holdings, Inc. *	168,574
9,430	TrueBlue, Inc. *	211,892

		3,029,572

	COMPUTERS - 5.1%
5,830	Cognizant Technology Solutions Corp. - Cl. A *	365,016
3,250	Electronics For Imaging, Inc.	140,660
4,140	Manhattan Associates, Inc. *	257,922
1,520	MAXIMUS, Inc.	90,531
6,280	WNS Holdings Ltd. (ADR) *	175,526

		1,029,655

The accompanying notes are an integral part of these financial statements.

Schedule of Investments  | Aggressive Growth

As of September 30, 2015 (Continued)

Shares		Fair Value

	DISTRIBUTION/WHOLESALE - 2.4%
20,210	H&E Equipment Services, Inc.	$337,911
3,690	HD Supply Holdings, Inc. *	105,608
570	Pool Corp.	41,211

		484,730

	DIVERSIFIED FINANCIAL SERVICES - 2.9%
25,255	Cowen Group, Inc. *	115,163
7,230	E*TRADE Financial Corp. *	190,366
2,875	Evercore Partners, Inc. - Cl. A	144,440
2,845	WageWorks, Inc. *	128,252

		578,221

	ELECTRICAL COMPONENTS & EQUIPMENT - 0.2%
1,070	Belden, Inc.	49,958

		49,958

	ENGINEERING & CONSTRUCTION - 0.5%
860	SBA Communications Corp. - Cl. A *	90,077

	HEALTHCARE - PRODUCTS - 2.3%
3,755	Globus Medical, Inc. - Cl. A *	77,578
2,065	LDR Holding Corp. *	71,305
1,315	Masimo Corp.	50,707
1,860	NuVasive, Inc. *	89,689
4,200	NxStage Medical, Inc. *	66,234
570	Sirona Dental Systems, Inc. *	53,204
4,470	Spectranetics Corp. *	52,701

		461,418

	HEALTHCARE - SERVICES - 0.4%
1,075	HCA Holdings, Inc. *	83,162

	HOLDING COMPANIES - DIVERSIFIED - 0.3%
525	Chimerix, Inc. *	20,055
2,990	Horizon Pharma PLC *	59,262

		79,317

	HOME BUILDERS - 0.4%
1,695	Lennar Corp. Class A	81,580

	HOME FURNISHINGS - 0.3%
600	Harman International Industries, Inc.	57,594

	INSURANCE - 3.0%
8,205	Assured Guaranty Ltd.	205,125
42,710	MGIC Investment Corp. *	395,495

		600,620

	LEISURE TIME - 3.1%
12,860	Brunswick Corp.	615,866

	MEDIA - 0.2%
5,625	Tribune Publishing Co.	44,100

The accompanying notes are an integral part of these financial statements.

Schedule of Investments  | Aggressive Growth

As of September 30, 2015(Continued)

Shares		Fair Value

	OIL & GAS - 1.3%
1,145	Carrizo Oil & Gas, Inc. *	$34,968
3,310	Diamondback Energy, Inc. *	213,826

		248,794

	OIL & GAS SERVICES - 1.3%
20,045	Superior Energy Services, Inc.	253,168

	PHARMACEUTICALS - 1.6%
5,912	Akorn, Inc. *	168,522
2,050	Flamel Technologies SA (ADR) *	33,435
3,925	PharMerica Corp. *	111,745

		313,702

	RETAIL - 6.1%
1,225	Advance Auto Parts, Inc.	232,174
2,275	Bloomin’ Brands, Inc.	41,360
8,325	Express, Inc. *	148,768
2,975	Kona Grill, Inc. *	46,856
14,470	MarineMax, Inc. *	204,461
2,970	Men’s Wearhouse, Inc.	126,284
6,275	Sonic Corp.	144,011
3,315	Tractor Supply Co.	279,521

		1,223,435

	SEMICONDUCTORS - 4.1%
575	Avago Technologies Ltd.	71,881
655	Cavium, Inc. *	40,197
22,740	Cypress Semiconductor Corp.	193,745
3,680	Integrated Device Technology, Inc. *	74,704
1,000	IPG Photonics Corp. *	75,970
1,450	Monolithic Power System, Inc.	74,240
3,305	NXP Semiconductor NV *	287,767

		818,504

	SOFTWARE - 5.0%
675	Citrix Systems, Inc. *	46,764
1,640	Proofpoint, Inc. *	98,925
6,125	PTC, Inc. *	194,407
3,135	Qlik Teachnologies, Inc. *	114,271
2,400	SPS Commerce, Inc. *	162,936
5,355	SS&C Technologies Holdings, Inc.	375,064

		992,367

The accompanying notes are an integral part of these financial statements.

Schedule of Investments  | Aggressive Growth

As of September 30, 2015 (Continued)

Shares		Fair Value

	TRANSPORTATION - 0.9%
3,005	Old Dominion Freight Line, Inc. *	$183,305

	TOTAL COMMON STOCK (Cost $14,648,299)	13,735,666

	MASTER LIMITED PARTNERSHIPS - 1.1%
5,285	Lazard Ltd. - Cl. A (Cost $271,795)	228,840

	REITs - 0.2%
5,675	Lexington Realty Trust - REIT (Cost $48,843)	45,967

	MONEY MARKET FUND - 31.1%
6,228,288	Fidelity Institutional Money Market Funds - Money Market Portfolio, 0.08% (A) (Cost $6,228,288)	6,228,288

	TOTAL INVESTMENTS - 100.9% (Cost $21,197,225) (B)	$20,238,761
	OTHER ASSETS LESS LIABILITIES - NET - (0.9) %	(187,750)

	NET ASSETS - 100.0%	$20,051,011

* Non-income producing securities.
ADR - American Depositary Receipt
REIT - Real Estate Investment Trust
(A) Variable rate security; the rate shown represents the yield at September 30, 2015.
(B) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $21,311,842 and differs from fair value by net unrealized depreciation of securities as follows:

	Unrealized appreciation	$752,116
	Unrealized depreciation	(1,825,197)

	Net unrealized depreciation	$(1,073,081)

The accompanying notes are an integral part of these financial statements.

Schedule of Investments  |  International

As of September 30, 2015

Shares		Fair Value

	COMMON STOCK - 77.6%
	AIRLINES - 1.6%
53,100	Japan Airlines Co. Ltd. (ADR)	$939,339

	AUTO PARTS & EQUIPMENT - 7.9%
28,400	Continental AG (ADR)	1,204,444
45,200	Magna International, Inc.	2,170,052
18,700	Valeo SA (ADR)	1,263,559

		4,638,055

	BANKS - 6.6%
24,439	DBS Group Holdings Ltd. (ADR)	1,112,952
55,100	Intesa Sanpaolo SpA (ADR)	1,171,977
33,700	KBC Groep NV (ADR)	1,064,583
24,100	Swedbank AB (ADR)	534,779

		3,884,291

	BUILDING MATERIALS - 1.0%
100,000	Asahi Glass Co. Ltd. (ADR)	581,000

	CHEMICALS - 0.5%
3,000	Agrium, Inc.	268,500

	DIVERSIFIED FINANCIAL SERVICES - 4.3%
105,500	Daiwa Securities Group, Inc. (ADR)	689,970
28,500	ORIX Corp. (ADR)	1,850,505

		2,540,475

	ELECTRIC - 2.7%
26,100	Huaneng Power International, Inc. (ADR)	1,104,030
47,900	Power Assets Holdings Ltd. (ADR)	456,008

		1,560,038

	ELECTRONICS - 1.0%
34,400	Orbotech Ltd. *	531,480

	ENGINEERING & CONSTRUCTION - 1.2%
45,000	Vinci SA (ADR)	713,250

	FOOD - 6.3%
14,000	Kerry Group PLC (ADR)	1,055,250
87,800	Marine Harvest ASA (ADR)	1,108,914
66,200	Seven & I Holdings Co. Ltd. (ADR)	1,508,698

		3,672,862

	HAND/MACHINE TOOLS - 2.7%
85,100	Techtronic Industries Co. (ADR)	1,576,903

	HEALTHCARE - PRODUCTS - 5.3%
88,000	Smith & Nephew PLC (ADR)	3,080,000

	HEALTHCARE - SERVICES - 3.5%
52,800	Fresenius Medical Care AG & Co. (ADR)	2,059,728

	HOME BUILDERS - 2.2%
82,000	Sekisui House Ltd. (ADR)	1,289,860

	INSURANCE - 6.8%
183,000	Aegon NV (ADR)	1,052,250
37,900	Ageas (ADR)	1,550,868
43,200	Muenchener Rueckversicherungs AG (ADR)	807,840
22,900	Zurich Insurance Group AG (ADR)	562,424

		3,973,382

The accompanying notes are an integral part of these financial statements.

Schedule of Investments  |  International

As of September 30, 2015 (Continued)

Shares		Fair Value

	INTERNET - 1.0%
36,000	Tencent Holdings Ltd. (ADR)	$607,680

	METAL FABRICATE/HARDWARE - 1.0%
66,000	Assa Abloy AB (ADR)	588,060

	MISCELLANEOUS MANUFACTURING - 2.4%
38,038	FUJIFILM Holdings Corp. (ADR)	1,422,621

	OIL & GAS - 4.1%
16,500	Eni SpA (ADR)	517,605
31,000	TOTAL SA (ADR)	1,386,010
22,800	Woodside Petroleum Ltd. (ADR)	464,664

		2,368,279

	PHARMACEUTICALS - 5.9%
77,000	Ipsen SA	1,183,490
11,100	Shire PLC (ADR)	2,278,053

		3,461,543

	RETAIL - 1.3%
60,402	CK Hutchinson	785,830

	SEMICONDUCTORS - 2.7%
18,400	NXP Semiconductors NV *	1,602,088

	SOFTWARE - 1.5%
15,000	Amadeus IT Holdings SA	640,500
5,670	Open Text Corp.	253,733

		894,233

	TELECOMMUNICATIONS - 4.1%
10,000	Globe Telecom, Inc. (ADR)	505,300
43,000	Nippon Telegraph & Telephone Corp. (ADR)	1,518,330
8,000	Philippine Long Distance Telephone Co. (ADR)	369,280

		2,392,910

	TOTAL COMMON STOCK (Cost $39,439,419)	45,432,407

	MONEY MARKET FUND - 21.5%
12,580,078	Fidelity Institutional Money Market Funds - Money Market Portfolio, 0.08% (A)	$12,580,078

	(Cost $12,580,078)

	TOTAL INVESTMENTS - 99.1% (Cost $52,019,497) (B)	$58,012,485
	OTHER ASSETS LESS LIABILITIES - NET - 0.9%	524,793

	NET ASSETS - 100.0%	$58,537,278

*Non-income producing securities.
(ADR) American Depositary Receipt.
(A) Variable rate security; the rate shown represents the yield at September 30, 2015.
(B) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $52,291,408 and differs from fair value by net unrealized appreciation
(depreciation) of securities as follows:
	Unrealized appreciation	$7,744,824
	Unrealized depreciation	(2,023,747)

	Net unrealized appreciation	$5,721,077

The accompanying notes are an integral part of these financial statements.

Schedule of Investments  |  International

As of September 30, 2015 (Continued)

Diversification of Assets

Country	% of Net Assets

Japan	16.74%
France	7.77%
Germany	6.96%
Ireland	5.69%
Britain	5.26%
Hong Kong	4.82%
Canada	4.60%
Netherlands	4.53%
Belgium	4.47%
China	2.92%
Italy	2.89%
Sweden	1.92%
Singapore	1.90%
Norway	1.89%
Philippines	1.49%
Spain	1.09%
Switzerland	0.96%
Israel	0.91%
Australia	0.79%

Total	77.60%
Money Market Fund	21.50%
Other Assets in Excess of Liabilities	0.90%

Grand Total	100.00%

The accompanying notes are an integral part of these financial statements.

Schedule of Investments  |  Large/Mid Cap Growth

As of September 30, 2015

Shares		Fair Value

	COMMON STOCK - 68.7%
	AEROSPACE/DEFENSE - 1.4%
6,265	General Dynamics Corp.	$864,257

	APPAREL - 2.4%
5,790	Carter’s, Inc.	524,806
3,250	Steven Madden Ltd. *	119,015
11,885	VF Corp.	810,676

		1,454,497

	BANKS - 3.6%
33,560	BB&T Corp.	1,194,736
4,325	Iberiabank Corp.	251,758
24,995	Popular, Inc.	755,599

		2,202,093

	BIOTECHNOLOGY - 3.3%
3,100	BioMarin Pharmaceutical, Inc. *	326,492
12,135	Celgene Corp. *	1,312,643
4,050	Charles River Laboratories International, Inc. *	257,256
825	Incyte Corp. *	91,022

		1,987,413

	CHEMICALS - 2.6%
5,515	LyondellBasell Industries NV	459,730
10,860	Praxair, Inc.	1,106,200

		1,565,930

	COMMERCIAL SERVICES - 4.6%
23,885	KAR Auction Services, Inc.	847,918
34,775	SEI Investments Co.	1,677,198
4,575	Team Health Holdings, Inc. *	247,187

		2,772,303

	COMPUTERS - 2.0%
12,860	Cognizant Technology Solutions Corp. - Cl. A *	805,165
4,375	Manhattan Associates, Inc. *	272,562
1,850	MAXIMUS, Inc.	110,186

		1,187,913

	DISTRIBUTION/WHOLESALE - 0.8%
17,510	HD Supply Holdings, Inc. *	501,136

	DIVERSIFIED FINANCIAL SERVICES - 1.2%
26,400	E*TRADE Financial Corp. *	695,112

	ELECTRICAL COMPONENTS & EQUIPMENT - 0.2%
2,635	Belden, Inc.	123,028

	ELECTRONICS - 2.9%
20,530	Amphenol Corp.	1,046,209
7,570	Honeywell International, Inc.	716,803

		1,763,012

	ENGINEERING & CONSTRUCTION - 0.4%
2,500	SBA Communications Corp. *	261,850

	FOOD - 3.7%
9,815	JM Smucker Co.	1,119,793
13,650	McCormick & Co., Inc.	1,121,757

		2,241,550

	HEALTHCARE - PRODUCTS - 0.6%
4,150	Sirona Dental Systems, Inc. *	387,361

	HEALTHCARE - SERVICES - 0.4%
2,750	HCA Holdings, Inc. *	212,740

	HOME BUILDERS - 0.4%
5,035	Lennar Corp.	242,335

The accompanying notes are an integral part of these financial statements.

Schedule of Investments  |  Large/Mid Cap Growth

As of September 30, 2015 (Continued)

Shares		Fair Value

	HOME FURNISHINGS - 0.3%
1,725	Harman International Industries, Inc.	$165,583

	INSURANCE - 4.4%
13,475	ACE, Ltd.	1,393,315
28,985	Assured Guaranty, Ltd.	724,625
59,950	MGIC Investment Corp. *	555,137

		2,673,077

	LEISURE TIME - 1.4%
17,220	Brunswick Corp.	824,666

	OIL & GAS - 3.3%
6,460	ConocoPhillips	309,822
4,695	Diamondback Energy, Inc. *	303,297
11,410	Exxon Mobil Corp.	848,334
7,640	Occidental Petroleum Corp.	505,386

		1,966,839

	OIL & GAS SERVICES- 0.8%
37,525	Superior Energy Services, Inc.	473,941

	PHARMACEUTICALS - 3.6%
16,975	AbbVie, Inc.	923,610
10,240	Akorn, Inc. *	291,891
11,985	Express Scripts Holding Co. *	970,306

		2,185,807

	RETAIL - 11.1%
6,725	Advance Auto Parts, Inc.	1,274,589
1,860	AutoZone, Inc. *	1,346,324
5,935	Costco Wholesale Corp.	858,023
23,455	Kohl’s Corp.	1,086,201
19,015	Lowe’s Cos, Inc.	1,310,514
9,525	Tractor Supply Co.	803,148

		6,678,799

	SEMICONDUCTORS - 8.7%
1,800	Avago Technologies Ltd.	225,018
30,480	Cypress Semiconductor Corp.	259,690
2,890	IPG Photonics Corp. *	219,553
13,195	Linear Technology Corp.	532,418
32,580	Maxim Integrated Products, Inc.	1,088,172
35,975	Micron Technology, Inc. *	538,906
2,350	Monolithic Power Systems, Inc.	120,320
72,250	NVIDIA Corp.	1,780,963
5,270	NXP Semiconductor NV *	458,856

		5,223,896

	SOFTWARE - 2.4%
10,275	Check Point Software Technologies Ltd. *	815,116
1,825	Citrix Systems, Inc. *	126,436
6,170	PTC, Inc. *	195,836
4,550	SS&C Technologies Holdings, Inc.	318,682

		1,456,070

	TRANSPORTATION - 2.2%
6,775	Norfolk Southern Corp.	517,610
13,745	Old Dominion Freight Line, Inc. *	838,445

		1,356,055

	TOTAL COMMON STOCK (Cost $40,184,647)	41,467,263

	MASTER LIMITED PARTNERSHIPS - 1.4%
19,780	Lazard, Ltd. MLP - Cl. A (Cost $958,167)	856,474

The accompanying notes are an integral part of these financial statements.

Schedule of Investments  |  Large/Mid Cap Growth

As of September 30, 2015 (Continued)

Shares		Fair Value

	MONEY MARKET FUND - 29.9%
18,045,485	Fidelity Institutional Money Market Funds - Money Market Portfolio, 0.08% (A)	$18,045,485

	(Cost $18,045,485)

	TOTAL INVESTMENTS - 100.0% (Cost $59,188,299)(B)	$60,369,222
	OTHER ASSETS LESS LIABILITIES - NET - 0.0%	4,684

	NET ASSETS - 100.0%	$60,373,906

MLP - Master Limited Partnership

*Non-income producing securities.

(A) Variable rate security; the rate shown represents the yield at September 30, 2015.

(B) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $59,248,619 and differs from fair value by net unrealized appreciation
(depreciation) of securities as follows:

	Unrealized appreciation	$4,443,254
	Unrealized depreciation	(3,322,651)

	Net unrealized appreciation	$1,120,603

The accompanying notes are an integral part of these financial statements.

Schedule of Investments  |  Small Cap Value

As of September 30, 2015

Shares		Fair Value

	COMMON STOCK - 44.9%
	AEROSPACE/DEFENSE - 1.1%
25,822	Kaman Corp.	$925,719

	BANKS - 7.2%
8,323	BancFirst Corp.	525,181
25,647	Chemical Financial Corp.	829,680
33,608	Columbia Banking System, Inc.	1,048,906
39,600	Glacier Bancorp, Inc.	1,045,044
13,977	Opus Bank	534,480
33,030	WesBanco, Inc.	1,038,794
15,954	Wintrust Financial Corp.	852,421

		5,874,506

	BUILDING MATERIALS - 3.5%
15,811	Apogee Enterprises, Inc.	705,961
25,150	Boise Cascade Co. *	634,283
34,086	Continental Building Products, Inc. *	700,126
25,326	Trex Co., Inc. *	844,116

		2,884,486

	CHEMICALS - 1.2%
29,990	A. Schulman, Inc.	973,775

	COMMERCIAL SERVICES - 1.3%
35,800	Kelly Services, Inc. - Cl. A	506,212
23,436	TrueBlue, Inc. *	526,607

		1,032,819

	DISTRIBUTION/WHOLESALE - 0.8%
19,267	Beacon Roofing Supply, Inc. *	625,985

	ELECTRIC - 2.5%
20,300	ALLETE, Inc.	1,024,947
18,500	NorthWestern Corp.	995,855

		2,020,802

	ELECTRICAL COMPONENTS & EQUIPMENT - 1.3%
11,745	Littelfuse, Inc.	1,070,557

	ELECTRONICS - 2.3%
24,811	OSI Systems, Inc. *	1,909,455

	ENTERTAINMENT - 1.3%
32,229	International Speedway Corp.	1,022,304

	FOOD - 1.2%
8,863	J & J Snack Foods Corp.	1,007,369

	HEALTHCARE - PRODUCTS - 1.3%
8,365	Integra LifeSciences Holdings Corp. *	498,136
22,653	Merit Medical Systems, Inc. *	541,633

		1,039,769

	HOME FURNISHINGS - 1.3%
39,328	DTS, Inc. *	1,050,058

	INSURANCE - 2.5%
10,445	AMERISAFE, Inc.	519,430
44,300	Employers Holdings, Inc.	987,447
9,397	Safety Insurance Group, Inc.	508,847

		2,015,724

The accompanying notes are an integral part of these financial statements.

Schedule of Investments  |  Small Cap Value

As of September 30, 2015 (Continued)

Shares		Fair Value

	LEISURE TIME - 1.0%
37,762	ClubCorp Holdings, Inc.	$810,373

	MACHINERY - 1.8%
12,662	Alamo Group, Inc.	591,949
35,293	Gorman-Rupp Co.	845,973

		1,437,922

	OFFICE FURNISHINGS - 0.8%
28,315	Knoll, Inc.	622,364

	OIL & GAS - 2.2%
75,772	Bonanza Creek Energy, Inc. *	308,392
35,000	RSP Permian, Inc. *	708,750
80,392	Synergy Resources Corp. *	787,842

		1,804,984

	OIL & GAS SERVICES - 0.8%
27,531	Matrix Service Co. *	618,622

	PACKAGING & CONTAINERS - 0.9%
46,000	KapStone Paper and Packaging Corp.	759,460

	RETAIL - 2.1%
9,700	Lithia Motors, Inc.	1,048,667
27,382	Rush Enterprises, Inc. *	662,644

		1,711,311

	SEMICONDUCTORS - 1.2%
28,100	MKS Instruments, Inc.	942,193

	SOFTWARE - 3.1%
44,400	AVG Technologies NV *	965,700
71,650	Everyday Health, Inc.*	654,881
29,921	Omnicell, Inc. *	930,542

		2,551,123

	TRANSPORTATION - 2.2%
49,015	Heartland Express, Inc.	977,359
46,600	Roadrunner Transportation Systems, Inc. *	857,440

		1,834,799

	TOTAL COMMON STOCK (Cost $36,533,352)	36,546,479

	MASTER LIMITED PARTNERSHIPS - 0.9%

29,000	Cone Midstream Partners LP	287,970
35,170	World Point Terminals LP	471,278

	TOTAL MASTER LIMITED PARTNERSHIPS (Cost $1,510,340)	759,248

	REITs - 6.3%
23,793	CyrusOne, Inc.	777,079
56,000	Inland Real Estate Corp.	453,600
21,000	Potlatch Corp.	604,590
58,108	STAG Industrial, Inc.	1,058,147
84,997	Summit Hotel Properties, Inc.	991,915
63,773	Terreno Realty Corp.	1,252,502

	TOTAL REITs (Cost $5,083,466)	5,137,833

The accompanying notes are an integral part of these financial statements.

Schedule of Investments  |  Small Cap Value

As of September 30, 2015 (Continued)

Shares		Fair Value

	MONEY MARKET FUND - 48.1%
39,258,935	Fidelity Institutional Money Market Funds - Money Market Portfolio, 0.08% (A)	$39,258,935

	(Cost $39,258,935)

	TOTAL INVESTMENTS - 100.2% (Cost $82,386,093)(B)	$81,702,495
	OTHER ASSETS LESS LIABILITIES - NET - (0.2) %	(10,622)

	NET ASSETS - 100.0%	$81,691,873

* Non-income producing securities.
LP - Limited Partnership
REIT - Real Estate Investment Trust.
(A) Variable rate security; the rate shown represents the yield at September 30, 2015.

(B) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $82,504,649 and differs from fair value by net unrealized appreciation
(depreciation) of securities as follows:

	Unrealized appreciation	$4,946,703
	Unrealized depreciation	(5,748,857)

	Net unrealized depreciation	$(802,154)

The accompanying notes are an integral part of these financial statements.

Schedule of Investments  |  Large/Mid Cap Value

As of September 30, 2015

Shares		Fair Value

	COMMON STOCK - 46.6%
	AEROSPACE/DEFENSE - 1.5%
55,050	B/E Aerospace, Inc.	$2,416,695

	AUTO PARTS & EQUIPMENT - 0.8%
31,800	BorgWarner, Inc.	1,322,562

	BANKS - 3.0%
37,100	CIT Group, Inc.	1,485,113
42,300	East West Bancorp, Inc.	1,625,166
14,086	SVB Financial Group *	1,627,496

		4,737,775

	BEVERAGES - 2.3%
45,800	Dr. Pepper Snapple Group, Inc.	3,620,490

	CHEMICALS - 1.7%
12,150	Sherwin-Williams Co.	2,706,777

	COMPUTERS - 2.2%
61,000	Amdocs Ltd.	3,469,680

	DIVERSIFIED FINANCIAL SERVICES - 5.1%
85,800	Eaton Vance Corp.	2,867,436
64,500	Franklin Resources, Inc.	2,403,270
84,000	Invesco, Ltd.	2,623,320

		7,894,026

	ELECTRIC - 2.1%
63,200	WEC Energy Group, Inc	3,300,304

	ELECTRONICS - 4.5%
66,200	Amphenol Corp.	3,373,552
25,200	TE Connectivity, Ltd.	1,509,228
54,400	Woodward, Inc.	2,214,080

		7,096,860

	FOOD - 5.1%
32,500	JM Smucker Co.	3,707,925
52,300	McCormick & Co., Inc.	4,298,014

		8,005,939

	HEALTHCARE - PRODUCTS - 2.1%
17,300	CR Bard, Inc.	3,223,163

	MACHINERY - 1.0%
36,200	Flowserve Corp.	1,489,268

The accompanying notes are an integral part of these financial statements.

Schedule of Investments  |  Large/Mid Cap Value

As of September 30, 2015 (Continued)

Shares		Fair Value

	MISCELLANEOUS MANUFACTURING - 2.1%
50,300	AO Smith Corp.	$3,279,057

	OIL & NATURAL GAS - 5.3%
33,750	EOG Resources, Inc.	2,457,000
14,700	EQT Corp.	952,119
57,600	Marathon Petroleum Corp.	2,668,608
32,500	Occidental Petroleum Corp.	2,149,875

		8,227,602

	PHARMACEUTICALS - 2.0%
39,000	Express Scripts Holding Co. *	3,157,440
1	Mallinckrodt PLC *	64

		3,157,504

	RETAIL - 1.1%
9,175	Advance Auto Parts, Inc.	1,738,938

	SEMICONDUCTORS - 1.0%
12,400	Avago Technologies, Ltd.	1,550,124

	TEXTILES - 2.0%
16,800	Mohawk Industries, Inc. *	3,054,072

	TRANSPORTATION - 1.7%
30,800	Union Pacific Corp.	2,723,028

	TOTAL COMMON STOCK (Cost $57,133,922)	73,013,864

	MASTER LIMITED PATNERSHIPS - 0.9%
34,200	Lazard, Ltd. MLP - Cl. A (Cost $1,530,729)	1,480,860

	REITs - 2.1%
26,600	Regency Centers Corp.	1,653,190
28,700	Ventas, Inc.	1,608,922

	TOTAL REITs (Cost $3,070,316)	3,262,112

	MONEY MARKET FUND - 50.5%
79,227,486	Fidelity Institutional Money Market Funds - Money Market Portfolio, 0.08% (A)	79,227,486

	(Cost $79,227,486)

	TOTAL INVESTMENTS - 100.1% (Cost $140,962,453)(B)	$156,984,322
	OTHER ASSETS LESS LIABILITIES - NET - (0.1) %	(11,413)

	NET ASSETS - 100.0%	$156,972,909

MLP - Master Limited Partnership.
* Non-income producing securities.
REIT - Real Estate Investment Trust
(A) Variable rate security; the rate shown represents the yield at September 30, 2015.

(B) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $140,843,642 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

	Unrealized appreciation	$19,131,414
	Unrealized depreciation	(2,990,734)

	Net unrealized appreciation	$16,140,680

The accompanying notes are an integral part of these financial statements.

Schedule of Investments  |  Fixed Income

As of September 30, 2015

Par Value		Coupon Rate (%)	Maturity	Fair Value

	BONDS & NOTES - 97.1%
	CORPORATE BONDS - 31.4%
$ 1,000,000	ABB Finance USA, Inc.	2.875	5/8/2022	$991,923
1,000,000	Altera Corp.	1.750	5/15/2017	1,005,217
740,000	Analog Devices, Inc.	3.000	4/15/2016	749,077
1,000,000	Boardwalk Pipelines LP	5.750	9/15/2019	1,055,949
750,000	Canadian National Railway Co.	5.800	6/1/2016	775,360
1,000,000	Delphi Automotive Systems Corp.	4.150	3/15/2024	1,010,168
325,000	Eaton Corp.	5.600	5/15/2018	354,300
1,170,000	Enable Midstream Partners LP (A)	3.900	5/15/2024	1,033,615
1,000,000	Energy Transfer Partners LP	6.700	7/1/2018	1,098,020
500,000	Enterprise Products Operating, LLC	6.125	10/15/2039	527,804
900,000	Equity Residential	5.125	3/15/2016	916,793
1,000,000	Glencore Funding, LLC (A)	4.125	5/30/2023	788,103
750,000	Husky Energy, Inc.	3.950	4/15/2022	725,365
952,777	John Sevier Combined Cycle Generation LLC	4.626	1/15/2042	1,050,692
750,000	Johnson Controls, Inc.	5.000	3/30/2020	823,268
1,000,000	Kennametal, Inc.	3.875	2/15/2022	1,015,703
800,000	LYB International Finance BV	4.000	7/15/2023	805,053
500,000	ONEOK, Inc.	4.250	2/1/2022	432,500
1,250,000	Pentair Finance SA	4.650	9/15/2025	1,265,989
1,000,000	Phillips 66	2.950	5/1/2017	1,023,435
1,000,000	Plains All American Pipeline LP	3.650	6/1/2022	979,651
1,000,000	Simon Property Group LP	6.125	5/30/2018	1,105,566
1,200,000	Sunoco Logistics Partners LP	4.250	4/1/2024	1,093,390
750,000	Tyco Electronics Group SA	6.550	10/1/2017	822,242
1,200,000	Ventas Realty LP/CAP Corp.	3.250	8/15/2022	1,176,834
1,000,000	Welltower, Inc.	3.750	3/15/2023	998,619

	TOTAL CORPORATE BONDS (Cost $23,902,725)			23,624,636

	U.S. GOVERNMENT & AGENCY OBLIGATIONS - 65.7%
	GOVERNMENT NOTES & BONDS - 32.6%
1,000,000	Federal Home Loan Banks	5.000	11/17/2017	1,088,919
2,400,000	United States Treasury Note	2.125	8/31/2020	2,483,938
7,000,000	United States Treasury Note	3.125	5/15/2021	7,591,990
2,900,000	United States Treasury Note	3.875	5/15/2018	3,129,903
6,750,000	United States Treasury Note	2.250	11/15/2024	6,877,791
2,500,000	United States Treasury Note	4.500	2/15/2036	3,279,037

	TOTAL GOVERNMENT NOTES & BONDS (Cost $24,162,608)			24,451,578

	GOVERNMENT MORTGAGE-BACKED SECURITIES -33.1%
204,551	GNMA Pool 3584	5.500	1/20/2038	230,119
147,113	GNMA Pool 3612	6.000	6/20/2036	165,376
83,719	GNMA Pool 3612	6.500	1/15/2037	99,005
35,102	GNMA Pool 3625	6.000	7/20/2034	40,074
3,200	GNMA Pool 3637	5.000	3/15/2018	3,311
165,005	GNMA Pool 3665	5.000	12/20/2037	179,092
37,806	GNMA Pool 3679	6.000	12/15/2031	42,777
343,847	GNMA Pool 3711	5.500	2/15/2040	385,914
268,444	GNMA Pool 3865	6.000	10/20/2034	306,548
90,828	GNMA Pool 3910	6.000	2/20/2035	104,250
101,372	GNMA Pool 3910	6.000	10/20/2036	114,703
143,074	GNMA Pool 4072	5.500	4/15/2033	163,828
169,993	GNMA Pool 4072	5.500	1/20/2035	192,052
768,059	GNMA Pool 4520	5.000	8/20/2039	852,804
484,451	GNMA Pool 4541	5.000	9/20/2039	540,308
885,872	GNMA Pool 4947	5.000	2/20/2041	985,493
376,359	GNMA Pool 5204	4.500	10/20/2041	410,174
3,379	GNMA Pool 599821	5.000	1/15/2018	3,488
5,466	GNMA Pool 604182	5.000	2/15/2018	5,654

The accompanying notes are an integral part of these financial statements.

Schedule of Investments  |  Fixed Income

As of September 30, 2015 (Continued)

Par Value		Coupon Rate (%)	Maturity	Fair Value

	GOVERNMENT MORTGAGE-BACKED SECURITIES - 33.1% (Cont.)
$91,344	GNMA Pool 663776	6.500	9/20/2034	$108,866
1,109,812	GNMA Pool 701961	4.500	6/15/2039	1,206,992
331,073	GNMA Pool 734437	4.500	5/15/2041	359,716
888,909	GNMA Pool 737556	4.500	10/15/2040	966,758
797,892	GNMA Pool 752631	4.500	10/20/2040	873,974
100,687	GNMA Pool 781694	5.500	11/20/2034	113,621
187,926	GNMA Pool 781694	5.500	5/20/2035	212,071
976,292	GNMA Pool 783060	4.000	8/15/2040	1,044,335
509,933	GNMA Pool 783403	3.500	9/15/2041	536,071
3,471,881	GNMA Pool AD8801	3.500	3/15/2043	3,660,154
1,103,208	GNMA Pool AL9364	3.500	3/20/2045	1,160,322
3,114,040	GNMA Pool MA0155	4.000	6/20/2042	3,339,045
1,942,160	GNMA Pool MA0220	3.500	7/20/2042	2,041,916
5,060	GNMA Pool MA2681	5.000	2/15/2018	5,222
1,015,979	GNMA Pool MA2681	5.000	3/20/2045	1,110,203
732,770	GNMA Pool MA2892	3.500	6/20/2045	769,271
1,367,749	GNMA Pool MA2893	4.000	6/20/2045	1,461,852
1,028,382	GNMA Pool MA2962	4.000	7/20/2045	1,099,246

	TOTAL GOVERNMENT MORTGAGE-BACKED SECURITIES (Cost $24,603,468)			24,894,605

	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost $48,766,076)			49,346,183

	TOTAL BONDS AND NOTES (Cost $72,668,801)			72,970,819

Shares
	MONEY MARKET FUND - 2.1%
1,551,614	Fidelity Institutional Money Market Funds - Money Market Portfolio, 0.08% (B)			1,551,614

	(Cost $1,551,614)

	TOTAL INVESTMENTS - 99.2% (Cost $74,220,415)(C)			$74,522,433
	OTHER ASSETS LESS LIABILITIES - NET - 0.8%			577,035

	NET ASSETS - 100.0%			$75,099,468

GNMA - Government National Mortgage Association

(A) 144A Security - Security exempt from registration under Rule 144A of the Securities Act of 1933. The 144A securities represent 2.4% of total net assets. The securities may be resold in transactions exempt from registration typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.
(B) Variable rate security; the rate shown represents the yield at September 30, 2015.

(C) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $74,220,415 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

	Unrealized appreciation			$1,152,869
	Unrealized depreciation			(850,851)

	Net unrealized appreciation			$302,018

The accompanying notes are an integral part of these financial statements.

Schedule of Investments  |  High Yield Bond

As of September 30, 2015

Par Value		Coupon Rate (%)	Maturity	Fair Value

	CORPORATE BONDS - 93.5%
$ 750,000	Ally Financial, Inc.	3.500	1/27/2019	$741,563
500,000	AmeriGas Finance LLC	7.000	5/20/2022	515,000
500,000	Amsted Industries, Inc. (A)	5.000	3/15/2022	495,000
250,000	Amsted Industries, Inc. (A)	5.375	9/15/2024	244,375
500,000	Anixter, Inc.	5.625	5/1/2019	526,250
500,000	ArcelorMittal (B)	7.000	2/25/2022	457,500
1,000,000	Berry Plastics Corp.	5.125	7/15/2023	945,000
500,000	Bombardier, Inc. (A)	6.125	1/15/2023	370,000
500,000	Braskem Finance, Ltd.	6.450	2/3/2024	415,000
500,000	Calfrac Holdings LP (A)	7.500	12/1/2020	315,000
500,000	California Resources Corp.	6.000	11/15/2024	299,687
500,000	Calumet Specialty Product Partners	6.500	4/15/2021	452,500
500,000	Cascades, Inc. (A)	5.500	7/15/2022	476,875
500,000	Cemex Finance LLC (A)	6.000	4/1/2024	456,250
750,000	CIT Group, Inc.	3.875	2/19/2019	747,656
500,000	Cloud Peak Energy Resources LLC	8.500	12/15/2019	315,000
500,000	CommScope, Inc. (A)	5.000	6/15/2021	490,625
775,000	Corrections Corp. of America	4.125	4/1/2020	775,000
500,000	D.R. Horton, Inc.	4.750	2/15/2023	505,000
750,000	DaVita HealthCare Partners, Inc.	5.000	5/1/2025	721,875
500,000	DCP Midstream, LLC (A)	5.850	5/21/2043	402,500
500,000	Denbury Resources, Inc.	5.500	5/1/2022	300,000
500,000	Digicel, Ltd. (A)	6.000	4/15/2021	458,750
500,000	Family Tree Escrow, LLC. (A)	5.750	3/1/2023	521,250
500,000	DuPont Fabros Technology LP	5.875	9/15/2021	515,000
500,000	Eldorado Gold Corp. (A)	6.125	12/15/2020	440,000
750,000	Energy Transfer Equity LP	5.875	1/15/2024	679,125
500,000	EV Energy Partners	8.000	4/15/2019	342,500
500,000	Ferrellgas LP	6.750	1/15/2022	467,500
500,000	Ferrellgas LP (A)	6.750	6/15/2023	457,500
500,000	FTI Consulting, Inc.	6.000	11/15/2022	519,375
500,000	General Cable Corp. (B)	5.750	10/1/2022	427,500
500,000	Genesis Energy LP	5.750	2/15/2021	457,500
500,000	Geo Group, Inc.	5.125	4/1/2023	497,500
500,000	Gibraltar Industries, Inc. (B)	6.250	2/1/2021	510,000
500,000	Global Part / GLP Finance (A)	6.250	7/15/2022	442,500
500,000	Group 1 Automotive, Inc. (A)	5.000	6/1/2022	495,000
750,000	Iron Mountain	6.000	8/15/2023	752,813
500,000	Iron Mountain	7.750	10/1/2019	520,750
500,000	Kinder Morgan, Inc. (A)	5.000	2/15/2021	511,510
335,000	Kraft Heinz Foods Co. (A)	4.875	2/15/2025	357,863
500,000	Land O’ Lakes, Inc. (A)	6.000	11/15/2022	527,500
625,000	LKQ Corp.	4.750	5/15/2023	604,688
500,000	MedAssets, Inc.	8.000	11/15/2018	511,250
500,000	Men’s Wearhouse, Inc.	7.000	7/1/2022	517,565
750,000	Millicom International Cellular SA (A)	4.750	5/22/2020	720,150
500,000	MPT Operating Partnership LP	6.375	2/15/2022	524,375
500,000	Martin Midstream Partners LP	7.250	2/15/2021	465,000
250,000	NGL Energy Partners LP	5.125	7/15/2019	228,750
500,000	NGL Energy Partners LP	6.875	10/15/2021	472,500
1,000,000	Noble Energy INC	5.875	6/1/2024	996,669
500,000	NuStar Logistics LP	6.750	2/1/2021	496,091
500,000	Oshkosh Corp.	5.375	3/1/2025	500,000
500,000	Pacific Drilling V, Ltd. (A)	5.375	6/1/2020	297,500
250,000	Parker Drilling Co.	6.750	7/15/2022	196,250
250,000	Parker Drilling Co.	7.500	8/1/2020	206,250

The accompanying notes are an integral part of these financial statements.

Schedule of Investments  |  High Yield Bond

As of September 30, 2015 (Continued)

Par Value		Coupon Rate (%)	Maturity	Fair Value

	CORPORATE BONDS - 93.5% (Cont.)
$ 500,000	PolyOne Corp.	7.375	9/15/2020	$ 519,375
500,000	Regency Energy Partners LP	4.500	11/1/2023	462,992
500,000	Reynolds Group Issuer, Inc.	5.750	10/15/2020	506,250
500,000	Rose Rock Midstream LP	5.625	7/15/2022	442,500
500,000	Sealed Air Corp. (A)	5.250	4/1/2023	503,750
200,000	Sealed Air Corp. (A)	6.500	12/1/2020	220,000
500,000	SemGroup LP	7.500	6/15/2021	472,500
750,000	SLM Corp.	4.875	6/17/2019	684,375
500,000	Steel Dynamics, Inc.	5.250	4/15/2023	460,000
500,000	Suburban Propane Partners LP	5.500	6/1/2024	465,000
500,000	Summit Midstream Holdings LLC	7.500	7/1/2021	482,500
500,000	Sunoco LP (A)	5.500	8/1/2020	495,000
100,000	Sunoco LP (A)	6.375	4/1/2023	98,000
500,000	Targa Resources Partners LP	4.250	11/15/2023	418,750
500,000	Tempur Sealy International, Inc. (A)	5.625	10/15/2023	504,375
500,000	Tesoro Corp.	5.375	10/1/2022	492,500
391,000	Tesoro Logistics LP	5.875	10/1/2020	381,225
500,000	Tullow Oil PLC (A)	6.000	11/1/2020	353,750
500,000	United Rentals North America, Inc.	4.625	7/15/2023	486,250
500,000	United States Steel Corp.	7.500	3/15/2022	397,500
100,000	USG Corp. (A)	5.875	11/1/2021	104,250
500,000	USG Corp. (B)	9.750	1/15/2018	558,750
500,000	VeriSign, Inc.	4.625	5/1/2023	488,750
500,000	WhiteWave Foods Co.	5.375	10/1/2022	520,000
500,000	WPX Energy, Inc.	5.250	9/15/2024	405,000
500,000	WR Grace & Co. (A)	5.125	10/1/2021	495,000

	TOTAL BONDS & NOTES (Cost $41,998,403)			39,024,472

Shares
	MONEY MARKET FUND - 5.1%
2,146,964	Fidelity Institutional Money Market Funds - Money Market Portfolio, 0.08% (B)
	(Cost $2,146,964)			2,146,964

	TOTAL INVESTMENTS - 98.6% (Cost $44,145,367)(C)			$ 41,171,436
	OTHER ASSETS LESS LIABILITIES - NET - 1.4%			578,960

	NET ASSETS - 100.0%			$ 41,750,396

(A) 144A Security - Security exempt from registration under Rule 144A of the Securities Act of 1933. The 144A securities represent 27.0% of total net assets. The securities may be resold in transactions exempt from registration typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(B) Variable rate security; the rate shown represents the yield at September 30, 2015.

(C) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $44,145,367 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$ 316,137
Unrealized depreciation	(3,290,068)

Net unrealized depreciation	$ (2,973,931)

The accompanying notes are an integral part of these financial statements.

Schedule of Investments  |  Israel Common Values

As of September 30, 2015

Shares		Fair Value

	COMMON STOCK - 76.3%
	AEROSPACE/DEFENSE - 3.3%
6,501	Elbit Systems Ltd.	$485,040

	APPAREL - 2.3%
11,100	Delta-Galil Industries Ltd.	332,429

	AUTO PARTS & EQUIPMENT - 2.5%
8,000	Mobileye NV *	363,840

	BANKS - 11.5%
16,400	Bank Hapoalim BM (ADR)	407,868
92,000	Bank Leumi Le-Israel BM *	343,294
19,300	First International Bank Of Israel	239,910
215,000	Israel Discount Bank Ltd. *	392,692
26,000	Mizrahi Tefahot Bank Ltd. *	307,223

		1,690,987

	BUILDING MATERIALS - 1.3%
6,500	Caesar Stone Sdot-Yam Ltd.	197,600

	COMPUTERS - 1.0%
24,210	Matrix IT Ltd.	142,481

	ELECTRIC - 0.4%
4,200	Kenon Holdings Ltd. *	55,141
1	Ormat Technologies, Inc.	12

		55,153

	ELECTRONICS - 4.0%
14,896	Ituran Location and Control Ltd.	305,964
18,500	Orbotech Ltd. *	285,825

		591,789

	ENERGY-ALTERNATE SOURCES - 0.0%
6,360	Energix-Renewable Energies Ltd. *	4,215

	FOOD - 8.2%
17,000	Frutarom Industries Ltd.	642,580
13,000	Osem Investments Ltd.	250,961
7,300	Rami Levi Chain Stores	311,656

		1,205,197

	HOME BUILDERS - 2.0%
1,000	Bayside Land Corp.	293,878

	INVESTMENT COMPANIES - 1.0%
600	Israel Corp. Ltd.	143,753

	OIL & NATURAL GAS - 7.4%
338,000	Avner Oil Exploration LP	187,720
76,000	Delek Drilling LP	223,734
1,536,664	Isramco Negev 2 LP	268,683
1,900	Paz Oil Co. Ltd.	282,719
2,100,000	Ratio Oil Exploration 1992 LP *	130,601

		1,093,457

	PHARMACEUTICALS - 2.5%
2,600	Taro Pharmaceutical Industries Ltd. *	371,514

	REAL ESTATE - 10.0%
105,000	Amot Investments Ltd.	323,291
7,500	Azrieli Group	299,740
27,000	Gazit-Globe Ltd.	270,454
86,789	Jerusalem Economy Ltd. *	235,145
9,366	Melisron Ltd.	348,516

		1,477,146

The accompanying notes are an integral part of these financial statements.

Schedule of Investments  |  Israel Common Values

As of September 30, 2015 (Continued)

Shares		Fair Value

	SEMICONDUCTORS - 4.7%
7,600	Mellanox Technologies Ltd. *	$287,204
30,100	Tower Semiconductor Ltd. *	387,387
1,411	Tower Semiconductor Ltd. *	18,015

		692,606

	SOFTWARE - 6.4%
5,100	Check Point Software Technologies Ltd. *	404,583
54,783	Magic Software Enterprises Ltd.	297,472
20,900	SapiEns International Corp.	240,768

		942,823

	TELECOMMUNICATIONS - 5.7%
56,000	Cellcom Israel, Ltd. *	348,320
8,700	NICE Systems Ltd. (ADR)	490,071

		838,391

	TEXTILES - 2.1%
17,100	Fox Wizel Ltd	309,930

	TOTAL COMMON STOCK (Cost $9,700,776)	11,232,229

	REITs - 2.2%
45,000	Alony Hetz Properties & Investments Ltd. (Cost $274,334)	324,132

	MONEY MARKET FUND - 20.8%
3,051,032	Fidelity Institutional Money Market Funds - Money Market Portfolio, 0.08% (A)	3,051,032

	(Cost $3,051,032)

	TOTAL INVESTMENTS - 99.3% (Cost $13,026,142) (B)	$14,607,393
	OTHER ASSETS LESS LIABILITIES - NET - 0.7%	106,792

	NET ASSETS - 100.0%	$14,714,185

*Non-income producing securities.
(ADR) American Depositary Receipt.
(A) Variable rate security; the rate shown represents the yield at September 30, 2015.
(B) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $13,626,460 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:
	Unrealized appreciation	$2,531,641
	Unrealized depreciation	(1,550,708)

	Net unrealized appreciation	$980,933

Diversification of Assets

Country		% of Net Assets

Israel		78.16%
Singapore		0.37%

Total		78.53%
Money Market Fund		20.74%
Other Assets Less Liabilities - Net		0.73%

Grand Total		100.00%

The accompanying notes are an integral part of these financial statements.

Schedule of Investments  |  Defensive Strategies Fund

As of September 30, 2015

Shares		Fair Value

	COMMON STOCK - 14.5%
	AGRICULTURE - 0.2%
2,256	Bunge Ltd.	$165,365

	CHEMICALS - 2.4%
261	Agrium, Inc.	23,360
959	American Vanguard Corp.	11,086
10,651	CF Industries Holdings, Inc.	478,230
5,730	FMC Corp.	194,304
5,759	Intrepid Potash, Inc. *	31,905
10,151	K+S AG	338,975
12,416	Mosaic Co.	386,262
12,938	Potash Corp. of Saskatchewan, Inc.	265,876
768	Rayonier Advanced Materials, Inc.	4,700
4,735	Sociedad Quimica Y Minera de (ADR)	68,847
2,227	Syngenta AG (ADR)	142,038
5,904	Uralkali (ADR) *	87,556

		2,033,139

	COAL - 0.0%
1,103	Peabody Energy Corp.	1,522

	FOOD - 0.6%
897	Cal-Maine Foods, Inc.	48,985
867	Darling Ingredients, Inc *	9,745
2,468	Ingredion, Inc.	215,481
4,199	Pilgrim’s Pride Corp.	87,255
2,941	Tyson Foods, Inc.	126,757

		488,223

	IRON/STEEL - 0.5%
1,178	Allegheny Technologies, Inc.	16,704
6,888	ArcelorMittal (ADR)	35,473
11,215	Cherepovets MK Severstal (ADR)	118,879
3,701	JFE Holdings, Inc.	48,279
5,583	Nippon Steel & Sumitomo Metal Corp.	101,071
979	POSCO (ADR)	34,285
502	Reliance Steel & Aluminum Co.	27,113
2,358	ThyssenKrupp AG	41,259

		423,063

	MACHINERY - CONSTRUCTION & MINING - 0.0%
2,525	Joy Global, Inc.	37,698

	MACHINERY - DIVERSIFIED - 0.4%
6,314	AGCO Corp.	294,422
2,315	CNH Industrial NV	15,094
5,000	Kubota Corp.	68,271

		377,787

	MINING - 3.9%
4,028	Agnico Eagle Mines Ltd.	101,989
3,102	Allied Nevada Gold Corp. *	140
7,252	Anglo American PLC	60,510
21,817	AngloGold Ashanti Ltd. (ADR) *	178,681
2,159	Antofagasta PLC	16,340
13,695	BHP Billiton Ltd.	433,036
234	BHP Billiton PLC (ADR)	7,177
451	Cameco Corp.	5,489
1,877	Coeur d’Alene Mines Corp. *	5,293
3,790	Compania de Minas Buenaventura	22,588
2,600	Detour Gold Corp. *	27,600
856	Eldorado Gold Corp.	2,756
1,198	First Quantum Minerals Ltd.	4,370
3,802	Franco-Nevada Corp.	167,364
1,351	Freeport-McMoRan Copper & Gold, Inc.	13,091
47,005	Glencore International PLC	65,178
94,405	Gold Fields Limited (ADR)	251,117
1,346	Goldcorp, Inc.	16,852
7,047	Harmony Gold Mining Co Ltd. (ADR) *	4,249
5,932	Hecla Mining Co.	11,686
6,495	IAMGOLD Corp. *	10,587

The accompanying notes are an integral part of these financial statements.

Schedule of Investments  |  Defensive Strategies Fund

As of September 30, 2015 (Continued)

Shares		Fair Value

	MINING - 3.9% (Continued)
23,785	JSC MMC Norilsk Nickel (ADR)	$341,790
549	KAZ Minerals PLC *	704
24,166	Kinross Gold Corp. *	41,566
507	Lonmin PLC *	125
4,211	New Gold, Inc. *	9,559
1,769	Newmont Mining Corp.	28,428
2,818	Pan American Silver Corp.	17,894
6,411	Randgold Resources Ltd. (ADR)	378,826
14,861	Rio Tinto PLC (ADR)	502,599
1,388	Royal Gold, Inc.	65,208
12,096	Silver Wheaton Corp	145,273
5,571	South32 Ltd. (ADR) *	26,518
9,899	Southern Copper Corp.	264,501
5,000	Sumitomo Metal Mining Co. Ltd.	56,437
3,500	Tahoe Resources, Inc.	26,919
3,943	Teck Resources Ltd.	18,825
17,317	Turquoise Hill Resources Ltd. *	44,158
987	Vedanta Ltd. (ADR)	5,113
7,265	Yamana Gold, Inc.	12,351

		3,392,887

	OIL & GAS - 4.7%
492	Anadarko Petroleum Corp.	29,712
2,775	Apache Corp.	108,669
10,765	BG Group PLC	155,057
2,172	California Resources Corp.	5,647
4,578	Canadian Natural Resources Ltd.	89,042
9,266	Cenovus Energy, Inc.	139,906
901	Chesapeake Energy Corp.	6,604
525	Cimarex Energy Co.	53,802
6,370	ConocoPhillips	305,505
682	Devon Energy Corp.	25,295
1,870	Encana Corp.	12,043
1,233	Ensco PLC-Cl. A	17,361
8,365	EOG Resources, Inc.	608,972
44,100	Inpex Corp.	391,554
19,555	Lukoil PJSC (ADR)	664,088
9,269	Marathon Oil Corp.	142,743
647	Noble Energy, Inc.	19,526
3,611	NovaTek OAO (GDR)	334,018
5,432	Occidental Petroleum Corp.	359,327
7,011	Petroleo Brasileiro SA (ADR) *	30,498
244	Pioneer Natural Resources Co.	29,680
2,957	Reliance Industries Ltd. (GDR) (A)	76,882
22,408	Rosneft Oil Company (GDR)	82,686
64	Seventy Seven Energy, Inc. *	88
8,061	Southwestern Energy Co. *	102,294
7,787	Statoil ASA (ADR)	113,379
2,276	Total SA	102,099
2,350	Transocean Ltd.	30,362
834	Valero Energy Corp.	50,123

		4,086,962

	OIL & GAS SERVICES - 1.6%
2,827	Baker Hughes, Inc.	147,117
1,449	Cameron International Corp. *	88,853
5,695	FMC Technologies, Inc. *	176,545
11,405	Halliburton Co.	403,167
13,994	National Oilwell Varco, Inc.	526,874
552	NOW, Inc. *	8,170

		1,350,726

	PIPELINES - 0.1%
2,338	Kinder Morgan, Inc.	64,716
1,592	TransCanada Corp.	50,117

		114,833

The accompanying notes are an integral part of these financial statements.

Schedule of Investments  |  Defensive Strategies Fund

As of September 30, 2015 (Continued)

Shares				Fair Value

	WATER - 0.1%
289	American Water Works Co.			$15,918
10,864	Cia de Saneamento Basico do Estado de Sao Paulo (ADR)			42,152
1,196	United Utilities Group PLC			16,756

				74,826

	TOTAL COMMON STOCK (Cost $17,558,779)			12,547,031

	EXCHANGE TRADED FUNDS - 12.2%
61,300	iShares Silver Trust *			850,231
143,200	PowerShares DB Agriculture Fund *			2,990,016
81,500	PowerShares DB Base Metals Fund *			1,036,680
125,500	PowerShares DB Commodity Index Tracking Fund *			1,901,325
122,200	PowerShares DB Energy Fund *			1,666,808
58,300	PowerShares DB US Dollar Endex Bearish Fund *			1,282,017
7,850	SPDR Gold Shares *			838,851

	TOTAL EXCHANGE TRADED FUNDS (Cost $13,013,301)			10,565,928

	REITs - 18.4%
5,900	Apartment Investment & Management Co.			218,418
3,750	AvalonBay Communities, Inc.			655,575
6,000	Boston Properties, Inc.			710,400
1,339	Care Capital Properties, Inc.			44,093
29,000	DDR Corp.			446,020
15,900	DiamondRock Hospitality Co.			175,695
9,000	Douglas Emmett, Inc.			258,480
4,833	Education Realty Trust, Inc.			159,247
2,700	Equity Lifestyle Properties, Inc.			158,139
10,600	Equity Residential			796,272
3,654	Essex Property Trust, Inc.			816,377
6,900	Extra Space Storage, Inc.			532,404
1,700	Federal Realty Investment Trust			231,965
11,700	FelCor Lodging Trust, Inc.			82,719
5,400	HCP, Inc.			201,150
17,600	Hospitality Properties Trust			450,208
4,800	Kilroy Realty Corp.			312,768
23,500	Kimco Realty Corp.			574,105
8,263	Macerich Co.			634,764
3,708	Mid-America Apartment Communities, Inc.			303,574
6,100	National Retail Properties, Inc.			221,247
22,123	Plum Creek Timber Co., Inc.			874,080
18,694	Prologis, Inc.			727,197
3,500	PS Business Parks, Inc.			277,830
5,000	Public Storage			1,058,150
5,920	Rayonier, Inc.			130,654
3,200	Regency Centers Corp.			198,880
8,929	Simon Property Group, Inc.			1,640,436
6,350	SL Green Realty Corp.			686,816
23,700	Strategic Hotels & Resorts, Inc. *			326,823
6,400	Summit Hotel Properties, Inc.			74,688
5,000	Taubman Centers, Inc.			345,400
12,300	UDR, Inc.			424,104
5,359	Ventas, Inc.			300,426
10,300	Weingarten Realty Investors			341,033
7,600	Welltower, Inc.			514,673

	TOTAL REITS (Cost $13,043,973)			15,904,810

Par Value		Coupon Rate %	Maturity
	BONDS & NOTES - 23.0%
	COPORATE BONDS - 1.6%
$ 400,000	Energy Transfer Partners LP	6.700	7/1/2018	439,208
400,000	LYB International Finance BV	4.000	7/15/2023	402,526
500,000	Welltower, Inc.	3.750	3/15/2023	499,310

	TOTAL CORPORATE BONDS (Cost $1,329,714)			1,341,044

The accompanying notes are an integral part of these financial statements.

Schedule of Investments  |  Defensive Strategies Fund

As of September 30, 2015 (Continued)

Par Value		Coupon Rate %	Maturity	Fair Value

	GOVERNMENT MORTGAGE-BACKED SECURITIES - 1.7%
$ 679,340	GNMA Pool MA0155	4.000	6/20/2042	$728,426
335,041	GNMA Pool 4947	5.000	2/20/2041	372,719
376,359	GNMA Pool 5204	4.500	10/20/2041	410,174

	TOTAL GOVERNMENT MORTGAGE-BACKED SECURITIES (Cost $1,483,014)			1,511,319

	TREASURY INFLATION PROTECTED SECURITIES (TIPS) - 19.7%
2,430,000	TIPS	2.000	1/15/2016	2,914,710
1,450,000	TIPS	2.125	1/15/2019	1,717,770
825,000	TIPS	1.375	1/15/2020	956,236
500,000	TIPS	1.250	7/15/2020	574,937
2,240,000	TIPS	1.125	1/15/2021	2,541,882
980,000	TIPS	0.625	1/15/2024	998,647
395,000	TIPS	2.375	1/15/2025	576,102
850,000	TIPS	2.000	1/15/2026	1,147,951
1,835,000	TIPS	1.750	1/15/2028	2,313,656
1,350,000	TIPS	2.500	1/15/2029	1,803,000
1,160,000	TIPS	2.125	2/15/2041	1,501,991

	TREASURY INFLATION PROTECTED SECURITIES (TIPS) (Cost $17,412,840)			17,046,882

	TOTAL BONDS AND NOTES (Cost $20,225,568)			19,899,245

Ounces
	ALTERNATIVE INVESTMENTS - 9.7%
6,744	Gold Bars *			7,518,581
57,827	Silver Bars *			840,079

	TOTAL ALTERNATIVE INVESTMENTS (Cost $8,900,255)			8,358,660

Contracts **
	PURCHASED PUT OPTIONS - 0.7%
175	S&P 500 Index			402,500
	Expiration October 2015, Exercise Price $1,875.00
60	S&P 500 Index			176,400
	Expiration October 2015, Exercise Price $1,900.00

	TOTAL PURCHASED PUT OPTIONS (Cost $440,828)			578,900

Shares
	MONEY MARKET FUND - 21.3%
18,443,599	Fidelity Institutional Money Market Funds - Money Market Portfolio, 0.08% (B)
	(Cost $18,443,599)			18,443,599

	TOTAL INVESTMENTS - 99.8% (Cost $91,624,540) (C)			$86,298,173
	OTHER ASSETS IN EXCESS OF LIABILITIES - NET - 0.2%			105,341

	NET ASSETS - 100.0%			$86,403,514

GNMA - Government National Mortgage Association
REIT - Real Estate Investment Trust.
(ADR) American Depositary Receipt.
(GDR) Global Depositary Receipt.
* Non-income producing securities/investments.
** Each put option contract allows the holder of the option to sell 100 shares of the underlying stock.
(A) 144A Security - Security exempt from registration under Rule 144A of the Securities Act of 1933. The 144A securities represent 0.0% of total net assets. The securities may be resold in transactions exempt from registration typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.
(B) Variable rate security; the rate shown represents the yield at September 30, 2015
(C) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $90,989,300 and differs from fair value by net unrealized appreciation
(depreciation) of securities as follows:

	Unrealized appreciation			$4,367,531
	Unrealized depreciation			(9,058,658)

	Net unrealized depreciation			$(4,691,127)

The accompanying notes are an integral part of these financial statements.

Schedule of Investments  |  Strategic Growth

As of September 30, 2015

Shares		Fair Value

	MUTUAL FUNDS - 84.9% (A)
165,336	Timothy Plan Aggressive Growth Fund	$1,319,383
990,321	Timothy Plan Defensive Strategies Fund	10,437,985
210,790	Timothy Plan Emerging Markets Fund	1,334,304
358,960	Timothy Plan Growth & Income Fund *	3,779,851
404,090	Timothy Plan High Yield Bond Fund	3,491,337
499,340	Timothy Plan International Fund *	4,229,412
99,387	Timothy Plan Israel Common Values Fund *	1,103,200
481,390	Timothy Plan Large/Mid Cap Growth Fund	3,730,772
205,646	Timothy Plan Large/Mid-Cap Value Fund	3,742,750
85,967	Timothy Plan Small-Cap Value Fund	1,455,414

	TOTAL MUTUAL FUNDS (Cost $35,371,940)	34,624,408

	MONEY MARKET FUND - 15.4%
6,264,084	Fidelity Institutional Money Market Funds - Money Market Portfolio, 0.08% (B) (Cost $6,264,084)	6,264,084

	TOTAL INVESTMENTS - 100.3% (Cost $41,636,024) (C)	$40,888,492
	OTHER ASSETS LESS LIABILITIES - NET - (0.3) %	(104,215)

	NET ASSETS - 100.0%	$40,784,277

* Non-income producing securities.
(A) Affiliated Funds - Class A.
(B) Variable rate security; the rate shown represents the yield at September 30, 2015.
(C) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $42,437,530 and differs from fair value by net unrealized appreciation
(depreciation) of securities as follows:

	Unrealized appreciation	$1,155,744
	Unrealized depreciation	(2,704,782)

	Net unrealized depreciation	$(1,549,038)

The accompanying notes are an integral part of these financial statements.

Schedule of Investments  |  Conservative Growth

As of September 30, 2015

Shares		Fair Value

	MUTUAL FUNDS - 80.1% (A)
69,825	Timothy Plan Aggressive Growth Fund	$557,200
1,192,998	Timothy Plan Defensive Strategies Fund	12,574,200
133,123	Timothy Plan Emerging Markets Fund	842,671
1,228,596	Timothy Plan Fixed Income Fund	12,617,677
382,086	Timothy Plan Growth & Income Fund	4,023,371
292,856	Timothy Plan High Yield Bond Fund	2,530,277
400,241	Timothy Plan International Fund *	3,390,039
98,855	Timothy Plan Israel Common Values Fund *	1,097,289
329,289	Timothy Plan Large/Mid Cap Growth Fund	2,551,989
156,307	Timothy Plan Large/Mid-Cap Value Fund	2,844,796
100,786	Timothy Plan Small-Cap Value Fund	1,706,301

	TOTAL MUTUAL FUNDS (Cost $47,029,143)	44,735,810

	MONEY MARKET FUND - 20.1%
11,248,708	Fidelity Institutional Money Market Funds - Money Market Portfolio, 0.08% (B)	11,248,708

	(Cost $11,248,708)

	TOTAL INVESTMENTS - 100.2% (Cost $58,277,851) (C)	$55,984,518

	OTHER ASSETS LESS LIABILITIES - NET - (0.2) %	(143,993)

	NET ASSETS - 100.0%	$55,840,525

* Non-income producing securities.
(A) Affiliated Funds - Class A.
(B) Variable rate security; the rate shown represents the yield at September 30, 2015.
(C) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $58,416,268 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:
	Unrealized appreciation	$290,163
	Unrealized depreciation	(2,721,913)

	Net unrealized depreciation	$(2,431,750)

The accompanying notes are an integral part of these financial statements.

Schedule of Investments  |  Emerging Markets

As of September 30, 2015

Shares		Fair Value

	COMMON STOCK - 79.3%
	AEROSPACE/DEFENSE - 2.9%
7,820	Embraer SA (ADR)	$200,036

	AGRICULTURE - 1.3%
11,530	Adecoagro SA *	91,779

	AIRLINES - 2.0%
3,207	Copa Holdings SA - Cl. A	134,470

	APPAREL - 1.5%
27,500	Yue Yuen Industrial Holdings Ltd.	101,661

	AUTO MANUFACTURERS - 5.9%
2,268	China Yuchai International LTD	28,055
2,210	Hyundai Mobis Co. Ltd.	206,012
3,700	Kia Motors Corp.	167,304

		401,371

	BANKS - 10.0%
22,600	Banco do Brasil SA	85,658
12,770	Banco Santander Brasil SA (ADR)	40,225
5,120	Erste Group Bank AG *	148,206
23,220	Sberbank of Russia (ADR)	114,242
5,639	Standard Chartered PLC	54,730
40,490	Turkiye Garanti Bankasi AS	94,020
111,600	Turkiye Vakiflar Bankasi Tao	141,182

		678,263

	BUILDING MATERIALS - 2.4%
21,580	Cemex SAB de CV (ADR) *	150,844
145,724	Desarrolladora Homex SAB de CV * (A)	4,181
373,450	Urbi Desarrollos Urbanos SAB de CV * (A)	5,513

		160,538

	CHEMICALS - 2.0%
44,900	Synthos SA	44,613
218,500	Yingde Gases	89,937

		134,550

	COMMERCIAL SERVICES - 1.7%
42,900	ITE Group PLC	91,617
22,400	Mills Estruturas e Servicos de Engenharia SA *	25,645

		117,262

	DIVERSIFIED FINANCIAL SERVICES - 6.2%
9,440	Hana Financial Group, Inc.	210,240
3,100	KB Financial Group, Inc.	92,185
3,420	Shinhan Financial Group Co. Ltd.	119,444

		421,869

	ELECTRIC - 5.8%
14,780	APR Energy PLC *	17,741
21,890	Centrais Eletricas Brasileiras SA (ADR) *	28,238
10,480	Cia Paranaense de Energia (ADR)	86,041
8,600	Cia Paranaense de Energia	46,475
13,430	Reliance Infrastructure Ltd. (GDR)	214,209

		392,704

	FOOD - 4.9%
232,000	First Pacific Co. Ltd.	141,595
105,800	Marfrig Alimentos SA *	191,296

		332,891

	INVESTMENT COMPANIES - 2.1%
18,990	Grupo Aval Acciones y Valores (ADR)	145,463

The accompanying notes are an integral part of these financial statements.

Schedule of Investments  |  Emerging Markets

As of September 30, 2015 (Continued)

Shares		Fair Value

	IRON/STEEL - 4.3%
890	POSCO	$126,511
13,320	Ternium SA (ADR)	163,703

		290,214

	OIL & GAS - 5.8%
12,230	Aygaz AS	39,346
6,624	Lukoil OAO (ADR)	225,613
34,969	Petroleo Brasileiro SA (ADR) *	128,686

		393,645

	RETAIL - 9.2%
18,570	Arcos Dorados Holdings, Inc.	50,510
1,828,000	Bosideng International Holdings Ltd.	162,751
148,200	Chow Tai Fook Jewellery Group Ltd.	124,297
107,000	Lifestyle International Holdings Ltd.	152,975
54,000	Luk Fook Holdings International Ltd.	135,035

		625,568

	SEMICONDUCTORS - 2.3%
163	Samsung Electronics Co., Ltd.	155,933

	TELECOMMUNICATIONS - 3.3%
30,880	Mobile TeleSystems PJSC	100,119
694,700	XL Axiata TBK PT *	123,977

		224,096

	TEXTILES - 0.7%
119,500	Weiqiao Textile Co.	48,108

	TRANSPORTATION - 1.7%
29,577	Globaltrans Investment PLC (GDR) *	118,900

	WATER - 3.3%
55,800	Cia de Saneamento Basico do Estado de Sao Paulo	222,187

	TOTAL COMMON STOCK (Cost $8,812,114)	5,391,508

	PREFERRED STOCK - 7.2%
34,700	Alpargatas SA	58,978
11,320	Banco Bradesco SA	60,832
1,090	Hyundai Mobis Co. Ltd.	212,871
266,200	Surgutneftegas OAO *	160,951

	TOTAL PREFERRED STOCK (Cost $718,655)	493,632

	REITs - 3.9%
131,940	Mexico Real Estate Management SA de CV	166,324
55,832	PLA Administradora Industrial S de RL de CV	101,667

	TOTAL REITs (Cost $337,199)	267,991

	MONEY MARKET FUND - 9.9%
672,283	Fidelity Institutional Money Market Funds - Money Market Portfolio, 0.08% (B)
	(Cost $672,283)	672,283

	TOTAL INVESTMENTS - 100.3% (Cost $10,540,251) (C)	$6,825,414
	OTHER ASSETS LESS LIABILITIES - NET - (0.3) %	(16,993)

	NET ASSETS - 100.0%	$6,808,421

ADR-American Depositary Receipt
GDR-Global Depositary Receipt
* Non-income producing securities.
(A) Illiquid security; the Advisor has determined the security to be illiquid. At September 30, 2015, the securities amounted to 2.6% of net assets.
(B) Variable rate security; the rate shown represents the yield at September 30, 2015.
(C) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $10,576,424 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

	Unrealized appreciation	$85,858
	Unrealized depreciation	(3,836,868)

	Net unrealized depreciation	$(3,751,010)

The accompanying notes are an integral part of these financial statements.

Schedule of Investments  |  Emerging Markets

As of September 30, 2015 (Continued)

Diversification of Assets

Country	% of Net Assets

South Korea	18.95%
Brazil	17.24%
Hong Kong	13.34%
Russia	8.82%
Mexico	6.29%
Turkey	4.03%
Luxembourg	3.75%
India	3.15%
Austria	2.18%
Britain	2.15%
Colombia	2.14%
Panama	1.98%
Indonesia	1.82%
Cyprus	1.75%
Argentina	0.74%
China	0.71%
Poland	0.66%
Singapore	0.41%
United States	0.26%

Total	90.37%
Money Market Fund	9.88%
Other Assets in Excess of Liabilities - Net	(0.25)%

Grand Total	100.00%

The accompanying notes are an integral part of these financial statements.

Schedule of Investments  |  Growth & Income

As of September 30, 2015

Shares		Fair Value

	COMMON STOCK - 47.3%
	AUTO PARTS & EQUIPMENT - 5.0%
8,400	American Axle & Manufacturing Holdings, Inc. *	$167,496
10,000	Cooper Tire & Rubber Co.	395,100
12,000	Goodyear Tire & Rubber Co.	351,960
7,000	Magna International, Inc.	336,070
30,000	Meritor, Inc. *	318,900

		1,569,526

	BEVERAGES - 1.3%
5,300	Dr Pepper Snapple Group, Inc.	418,965

	CHEMICALS - 1.8%
4,700	Celanese Corp.	278,099
6,000	CF Industries Holdings, Inc.	269,400

		547,499

	COMMERCIAL SERVICES - 3.0%
8,000	Deluxe Corp.	445,920
6,300	Multi-Color Corp.	481,887

		927,807

	DISTRIBUTION/WHOLESALE - 0.7%
7,900	Ingram Micro, Inc.	215,196

	ELECTRIC - 1.5%
7,500	IDACORP, Inc.	485,325

	ELECTRONICS - 2.7%
2,900	Arrow Electronics, Inc. *	160,312
5,900	Avnet, Inc.	251,812
27,000	Orbotech Ltd. *	417,150

		829,274

	FOOD - 1.4%
6,000	Ingles Markets, Inc.	286,980
50	Seaboard Corp. *	153,950

		440,930

	HOUSEHOLD PRODUCTS/WARES - 3.3%
21,000	ACCO Brands Corp. *	148,470
6,000	Avery Dennison Corp.	339,420
6,000	Helen of Troy Ltd. *	535,800

		1,023,690

	INSURANCE - 7.3%
2,200	ACE Ltd.	227,480
8,000	American Financial Group, Inc.	551,280
9,000	AmTrust Financial Services, Inc.	566,820
6,000	Argo Group International Holdings Ltd.	339,540
3,000	FBL Financial Group, Inc.	184,560
12,000	XL Group PLC	435,840

		2,305,520

The accompanying notes are an integral part of these financial statements.

Schedule of Investments  |  Growth & Income

As of September 30, 2015 (Continued)

Shares		Fair Value

	LEISURE TIME - 0.6%
4,000	Jarden Corp. *	$195,520

	MINING - 0.5%
10,000	Newmont Mining Corp.	160,700

	OIL & GAS - 4.6%
7,000	HollyFrontier Corp.	341,880
6,000	Tesoro Corp.	583,440
9,000	Valero Energy Corp.	540,900

		1,466,220

	PACKAGING & CONTAINERS - 0.5%
3,400	Crown Holdings, Inc. *	155,550

	PHARMACEUTICALS - 1.9%
10,000	Omega Protein Corp. *	169,700
15,000	PharMerica Corp. *	427,050

		596,750

	RETAIL - 4.4%
6,000	Asbury Automotive Group, Inc. *	486,900
8,000	Foot Locker, Inc.	575,760
7,000	Vista Outdoor, Inc. *	311,010

		1,373,670

	SEMICONDUCTORS - 0.4%
9,500	Tower Semiconductor Ltd. *	122,265

	SOFTWARE - 0.8%
2,900	Synnex Corp.	246,674

	TELECOMMUNICATIONS - 3.2%
18,000	Inteliquent, Inc.	401,940
100,000	Vonage Holdings Corp. *	588,000

		989,940

	TRANSPORTATION - 2.4%
3,400	Ryder System, Inc.	251,736
60,000	Tsakos Energy Navigation Ltd.	487,800

		739,536

	TOTAL COMMON STOCK (Cost $14,155,920)	14,810,557

	EXCHANGE TRADED FUNDS - 0.5%
6,800	iShares Gold Trust *	73,304
700	SPDR Gold Shares *	74,802

	TOTAL EXCHANGE TRADED FUNDS (Cost $171,353)	148,106

The accompanying notes are an integral part of these financial statements.

Schedule of Investments  |  Growth & Income

As of September 30, 2015 (Continued)

Par Value		Coupon Rate (%)	Maturity	Fair Value

	BONDS & NOTES - 44.4%
	CORPORATE BONDS - 1.6%
$250,000	ConocoPhillips Co.	3.350	11/15/2024	$244,514
250,000	Exxon Mobil Corp.	2.709	3/6/2025	245,016

	TOTAL CORPORATE BONDS (Cost $505,882)			489,530

	GOVERNMENT NOTES & BONDS - 42.8%
250,000	Federal Farm Credit Banks	2.850	4/3/2025	250,067
200,000	Federal Home Loan Banks (A)	2.000	8/22/2024	199,177
250,000	Federal Home Loan Banks	2.780	2/19/2025	246,056
1,000,000	United States Treasury Note	0.250	11/30/2015	1,000,404
3,500,000	United States Treasury Note	0.375	2/15/2016	3,503,920
3,000,000	United States Treasury Note	0.250	5/15/2016	3,000,645
500,000	United States Treasury Note	1.000	9/30/2016	503,066
1,500,000	United States Treasury Note	1.000	3/31/2017	1,511,084
1,000,000	United States Treasury Note	1.625	8/15/2022	991,738
1,000,000	United States Treasury Note	1.750	5/15/2023	991,732
1,000,000	United States Treasury Note	3.875	8/15/2040	1,191,374

	TOTAL GOVERNMENT NOTES & BONDS (Cost 13,140,286)			13,389,263

	TOTAL BONDS & NOTES (Cost $13,646,168)			13,878,793

Shares	MONEY MARKET FUND - 8.4%
2,638,937	Fidelity Institutional Money Market Funds - Money Market Portfolio, 0.08% (B)			2,638,937

	(Cost $2,638,937)

	TOTAL INVESTMENTS - 100.6% (Cost $30,612,378)(C)			$31,476,393
	OTHER ASSETS LESS LIABILITIES - NET - (0.6) %			(194,796)

	NET ASSETS - 100.0%			$31,281,597

* Non-income producing securities.

(A) Step coupon security; interest rate shown reflects the rate currently in effect.
(B) Variable rate security; the rate shown represents the yield at September 30, 2015.
(C) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $30,629,127 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$1,600,522
Unrealized depreciation	(753,256)

Net unrealized appreciation	$847,266

The accompanying notes are an integral part of these financial statements.

Timothy Plan Funds

Statements of Assets and Liabilities

September 30, 2015

	Aggressive Growth Fund	International Fund	Large/Mid Cap Growth Fund	Small Cap Value Fund	Large/Mid Cap Value Fund	Fixed Income Fund

ASSETS:
Investments, at cost	$21,197,225	$52,019,497	$59,188,299	$82,386,093	$140,962,453	$74,220,415

Investments, at fair value	$20,238,761	$58,012,485	$60,369,222	$81,702,495	$156,984,322	$74,522,433
Cash	272	-	819	-	5,208	-
Dividends and interest receivable	12,729	66,968	36,541	45,758	81,898	561,245
Receivable for fund shares sold	2,693	90,703	120,867	107,606	244,534	103,983
Receivable for securities sold	23,523	496,752	183,410	-	-	-
Receivable for foreign tax reclaims	-	114,267	-	-	3,901	-
Prepaid expenses and other assets	19,839	14,976	16,423	11,679	17,245	33,223

Total Assets	20,297,817	58,796,151	60,727,282	81,867,538	157,337,108	75,220,884

LIABILITIES:
Payable for fund shares redeemed	135,799	158,505	252,563	38,775	163,288	18,785
Accrued advisory fees	12,847	45,974	40,764	55,344	105,049	23,313
Accrued 12b-1 fees	6,637	13,802	16,170	22,310	42,397	19,517
Payable for securities purchased	51,422	-	-	-	-	-
Accrued expenses and other liabilities	40,101	40,592	43,879	59,236	53,465	59,801

Total Liabilities	246,806	258,873	353,376	175,665	364,199	121,416

Net Assets	$20,051,011	$58,537,278	$60,373,906	$81,691,873	$156,972,909	$75,099,468

NET ASSETS CONSIST OF:
Paid in capital	$18,009,381	$68,556,395	$52,740,938	$74,795,472	$121,777,095	$75,000,597
Accumulated net investment income (loss)	24,675	447,456	52,366	(262,528)	(251,267)	58,688
Accumulated net realized gain (loss) from investments	2,975,419	(16,459,537)	6,399,679	7,842,527	19,426,053	(261,835)
Net unrealized appreciation (depreciation) on investments	(958,464)	5,992,964	1,180,923	(683,598)	16,021,028	302,018

Net Assets	$20,051,011	$58,537,278	$60,373,906	$81,691,873	$156,972,909	$75,099,468

Class A
Net Assets	$16,305,636	$53,458,342	$52,682,142	$71,840,271	$135,090,508	$66,106,672
Shares of beneficial interest outstanding	2,043,246	6,311,702	6,800,978	4,242,795	7,423,796	6,437,641
Net Asset Value, offering price and redemption price per share	$7.98	$8.47	$7.75	$16.93	$18.20	$10.27

Offering Price Per Share (NAV / 0.945) *(NAV / 0.955)	$8.44	$8.96	$8.20	$17.92	$19.26	$10.75	*

Class C
Net Assets	$3,442,384	$3,498,067	$6,489,710	$8,981,421	$18,458,003	$8,509,728
Shares of beneficial interest outstanding	498,635	426,252	976,806	669,349	1,181,376	860,845
Net Asset Value, offering price and redemption price per share	$6.90	$8.21	$6.64	$13.42	$15.62	$9.89

Minimum Redemption Price Per Share (NAV * 0.99)	$6.83	$8.13	$6.57	$13.29	$15.46	$9.79

Class I
Net Assets	$302,991	$1,580,869	$1,202,054	$870,181	$3,424,398	$483,068
Shares of beneficial interest outstanding	37,718	186,225	154,154	51,102	187,504	47,360
Net Asset Value, offering price and redemption price per share	$8.03	$8.49	$7.80	$17.03	$18.26	$10.20

The accompanying notes are an integral part of these financial statements.

Timothy Plan Funds

Statements of Assets and Liabilities (continued)

September 30, 2015

	High Yield Bond Fund		Israel Common Values Fund	Defensive Strategies Fund	Strategic Growth Fund		Conservative Growth Fund		Emerging Markets Fund	Growth & Income Fund

ASSETS:
Investments, at cost	$44,145,367		$13,026,142	$82,724,285	$41,636,024	(a)	$58,277,851	(b)	$10,540,251	$30,612,378

Investments, at fair value	$41,171,436		$14,607,393	$77,939,513	$40,888,492	(a)	$55,984,518	(b)	$6,825,414	$31,476,393
Gold and Silver Investments, at fair value (Cost $8,900,255)	-		-	$8,358,660	-		-		-	-
Cash	-		-	40,687	-		-		-	2,400
Brazilian Real (BRL)(Cost $2,830)	-		-	-	-		-		2,881	-
Hong Kong Dollar (TWD)(Cost $10,154)	-		-	-	-		-		10,051	-
Dividends and interest receivable	703,247		3,940	135,742	-		-		(2,432)	34,158
Receivable for fund shares sold	87,830		418	8,583	12,860		5,384		2,891	12,253
Receivable for securities sold	-		144,829	-	-		-		-	-
Receivable for foreign tax reclaims	-		-	12,246	-		-		1,645	810
Prepaid expenses and other assets	15,536		18,123	26,811	12,610		15,000		4,861	20,096

Total Assets	41,978,049		14,774,703	86,522,242	40,913,962		56,004,902		6,845,311	31,546,110

LIABILITIES:
Payable for fund shares redeemed	153,934		19,649	26,721	61,041		77,951		268	205,525
Accrued advisory fees	19,082		12,633	38,817	22,137		30,092		6,439	20,483
Accrued 12b-1 fees	9,792		4,888	23,755	4,300		6,465		1,647	8,167
Accrued expenses and other liabilities	44,845		23,348	29,435	42,207		49,869		28,536	30,338

Total Liabilities	227,653		60,518	118,728	129,685		164,377		36,890	264,513

Net Assets	$41,750,396		$14,714,185	$86,403,514	$40,784,277		$55,840,525		$6,808,421	$31,281,597

NET ASSETS CONSIST OF:
Paid in capital	$46,342,996		$14,857,477	$91,219,821	$43,806,159		$54,716,552		$11,435,389	$31,405,838
Accumulated net investment income (loss)	74,267		(715,119)	902,324	111,242		234,612		(31,948)	-
Accumulated net realized gain (loss) from investments	(1,692,936)		(1,009,420)	(389,532)	(2,385,592)		3,182,694		(869,146)	(988,256)
Net unrealized appreciation (depreciation) investments	(2,973,931)		1,581,247	(5,329,099)	(747,532)		(2,293,333)		(3,725,874)	864,015

Net Assets	$41,750,396		$14,714,185	$86,403,514	$40,784,277		$55,840,525		$6,808,421	$31,281,597

Class A
Net Assets	$36,278,525		$11,756,463	$71,568,826	$33,071,192		$44,705,754		$5,980,829	$26,378,193
Shares of beneficial interest outstanding	4,198,789		1,059,272	6,792,334	3,929,437		4,331,418		944,015	2,504,762
Net Asset Value, offering price and redemption price per share	$8.64		$11.10	$10.54	$8.42		$10.32		$6.34	$10.53

Offering Price Per Share (NAV / 0.945) *(NAV / 0.955)	$9.05	*	$11.75	$11.15	$8.91		$10.92		$6.71	$11.14

Class C
Net Assets	$2,713,659		$2,722,132	$14,671,444	$7,713,085		$11,134,771		$498,161	$3,329,905
Shares of beneficial interest outstanding	311,139		252,497	1,435,101	1,002,199		1,162,088		79,920	320,548
Net Asset Value, offering price and redemption price per share	$8.72		$10.78	$10.22	$7.70		$9.58		$6.23	$10.39

Minimum Redemption Price Per Share (NAV * 0.99)	$8.63		$10.67	$10.12	$7.62		$9.48		$6.17	$10.29

Class I
Net Assets	$2,758,212		$235,590	$163,244	$-		$-		$329,431	$1,573,499
Shares of beneficial interest outstanding	318,810		21,204	15,514	-		-		51,886	149,009
Net Asset Value, offering price and redemption price per share	$8.65		$11.11	$10.52	$-		$-		$6.35	$10.56

(a) Affiliated investments at fair value and cost are $34,624,408 and $35,371,940, respectively.

(b) Affiliated investments at fair value and cost are $44,735,810 and $47,029,143, respectively.

The accompanying notes are an integral part of these financial statements.

Timothy Plan Funds

Statements of Operations

For the Year Ended September 30, 2015

	Aggressive		Large/Mid Cap		Large/Mid Cap
	Growth	International	Growth	Small Cap Value	Value	Fixed Income
	Fund	Fund	Fund	Fund	Fund	Fund

Investment Income:
Interest income	$589	$2,019	$2,879	$7,180	$15,144	$1,971,640
Dividend income	170,013	1,793,659	943,840	963,104	2,232,073	-
Foreign tax withheld	-	(206,937)	-	-	-	-

Total Investment Income	170,602	1,588,741	946,719	970,284	2,247,217	1,971,640

Operating Expenses:
Investment advisory fees	204,083	621,040	569,437	760,092	1,432,752	460,523
12b-1 Fees:
Class A	50,011	143,408	148,426	198,385	367,027	171,409
Class C	37,643	35,586	67,305	91,570	186,878	78,033
Administration fees	54,040	142,931	154,152	216,119	375,460	173,540
Registration fees	33,725	24,999	28,999	35,285	38,934	14,998
Custody fees	21,980	12,195	16,677	16,386	24,907	14,669
Printing expenses	13,597	24,539	26,442	38,299	66,570	29,215
Non 12b-1 shareholder servicing fees	16,556	26,751	45,939	40,639	75,256	63,046
Audit fees	13,469	12,899	12,964	14,525	12,963	13,337
Compliance officer fees	365	5,639	6,592	8,979	15,348	8,180
Miscellaneous expenses	365	1,553	2,938	3,466	6,100	1,500
Trustees’ fees	3,230	6,110	7,161	9,676	14,958	8,877
Insurance expenses	613	1,245	1,828	2,370	4,365	1,247

Total Operating Expenses	449,677	1,058,895	1,088,860	1,435,791	2,621,518	1,038,574
Less: Expenses waived by Advisor	(24,010)	(31,052)	(33,496)	(44,711)	(84,280)	(154,495)

Net Operating Expenses	425,667	1,027,843	1,055,364	1,391,080	2,537,238	884,079

Net Investment Income (Loss)	(255,065)	560,898	(108,645)	(420,796)	(290,021)	1,087,561

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	3,401,169	(2,716,769)	7,119,184	8,058,716	19,418,732	8,553
and foreign currency translations	-	-	-	-	-	-
Capital gain dividends from REITs	4,590	-	-	51,188	18,728	-
Distributions of realized gains by underlying investment companies	-	-	-	-	-	-
Net change in unrealized depreciation on investments and foreign	(3,446,888)	(913,350)	(7,427,761)	(6,324,232)	(16,669,157)	(288,886)
currency translations	-	(10)	-	-	(609)	-

Net Realized and Unrealized Gain (Loss) on Investments	(41,129)	(3,630,129)	(308,577)	1,785,672	2,767,694	(280,333)

Net Increase (Decrease) in Net Assets Resulting From Operations	$(296,194)	$(3,069,231)	$(417,222)	$1,364,876	$2,477,673	$807,228

The accompanying notes are an integral part of these financial statements.

Timothy Plan Funds

Statements of Operations (continued)

For the Year Ended September 30, 2015

	High Yield Bond Fund	Israel Common Values Fund	Defensive Strategies Fund	Strategic Growth Fund	Conservative Growth Fund	Emerging Markets Fund	Growth & Income Fund

Investment Income:
Interest income	$ 2,493,419	$499	$148,869	$618	$2,240	$89	$184,106
Dividend income	-	249,848	881,262	-	-	337,329	343,485
Dividend income from affiliated funds	-	-	-	662,315	959,716	-	-
Foreign tax withheld	-	(67,498)	(42,383)	-	-	(32,144)	(951)

Total Investment Income	2,493,419	182,849	987,748	662,933	961,956	305,274	526,640

Operating Expenses:
Investment advisory fees	268,105	165,892	431,709	292,267	386,999	127,697	272,501
12b-1 fees:
Class A	102,200	34,632	144,209	-	-	23,825	67,910
Class C	27,938	26,144	141,129	63,348	90,568	7,416	32,604
Administration fees	102,150	40,324	153,022	101,398	133,996	26,253	68,442
Registration fees	24,999	24,999	27,999	24,605	28,410	11,834	23,725
Printing expenses	20,637	5,975	29,520	21,855	25,459	5,505	13,826
Non 12b-1 shareholder servicing fees	14,947	3,456	17,268	12,165	15,629	6,935	2,683
Audit fees	11,501	11,501	11,160	13,073	13,678	17,546	13,337
Custody fees	10,884	18,294	33,831	9,555	12,753	33,666	11,859
Compliance officer fees	7,948	1,584	7,475	5,136	6,156	1,372	2,353
Trustees’ fees	5,376	1,708	9,151	5,438	7,103	1,267	2,365
Insurance expenses	1,464	310	-	1,518	1,647	296	363
Miscellaneous expenses	1,599	3,519	10,398	365	4,646	7,025	7,000

Total Operating Expenses	599,748	338,338	1,016,871	550,723	727,044	270,637	518,968
Less: Expenses waived by Advisor	(22,342)	-	(35,976)	-	-	(5,321)	(16,029)

Net Operating Expenses	577,406	338,338	980,895	550,723	727,044	265,316	502,939

Net Investment Income (Loss)	1,916,013	(155,489)	6,853	112,210	234,912	39,958	23,701

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on
investments and foreign	(915,954)	(625,093)	519,023	-	-	(850,333)	(942,882)
currency translations	-	-	-	-	-	-	-
affiliated investments	-	-	-	3,177,931	2,630,798	-	-
Capital gain distributions from affiliated funds	-	-	-	1,697,601	1,406,931	-	-
Capital gain dividends from REITs	-	-	170,660	-	-	-	-
Net change in unrealized appreciation (depreciation) on investments	(3,186,345)	(783,469)	(5,267,107)	(6,823,834)	(5,762,585)	(3,103,841)	(333,538)
options	-	-	138,072	-	-	-	-
alternative investments	-	-	(541,595)	-	-	-	-
and foreign currency translations	-	26	(1,813)	-	-	386	-

Net Realized and Unrealized Loss on Investments	(4,102,299)	(1,408,536)	(4,982,760)	(1,948,302)	(1,724,856)	(3,953,788)	(1,276,420)

Net Decrease in
Net Assets Resulting From Operations	$ (2,186,286)	$(1,564,025)	$(4,975,907)	$(1,836,092)	$(1,489,944)	$(3,913,830)	$(1,252,719)

The accompanying notes are an integral part of these financial statements.

Timothy Plan Funds

Statements of Changes in Net Assets

	Aggressive Growth Fund		International Fund		Large/Mid Cap Growth Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30, 2015	September 30, 2014	September 30, 2015	September 30, 2014	September 30, 2015	September 30, 2014
Operations:
Net investment income (loss)	$(255,065)	$(290,469)	$560,898	$242,079	$(108,645)	$(144,076)
Net realized gain from investments and foreign currency translations	3,401,169	3,103,465	(2,716,769)	2,085,417	7,119,184	7,211,427
Capital gain dividends from REITs	4,590	511	-	-	-	-
Net payments by affiliates and net realized loss from trade error (Note 7)	-	-	-	-	-	-
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(3,446,888)	(1,227,201)	(913,360)	(964,017)	(7,427,761)	627,222

Net increase (decrease) in net assets resulting from operations	(296,194)	1,586,306	(3,069,231)	1,363,479	(417,222)	7,694,573

Distributions to Shareholders:
Net investment income
Class A	-	-	-	(786,429)	-	-
Class C	-	-	-	(36,943)	-	-
Class I	-	-	-	(2,495)	-	-
Net realized gains
Class A	(2,245,403)	(1,036,995)	-	-	(5,972,517)	(4,768,553)
Class C	(465,520)	(210,803)	-	-	(757,093)	(570,867)
Class I	(19,044)	(6)	-	-	(46,342)	(7,416)

Total dividends and distributions to shareholders	(2,729,967)	(1,247,804)	-	(825,867)	(6,775,952)	(5,346,836)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	4,384,387	6,409,636	21,691,812	25,864,557	20,380,670	13,745,035
Class C	853,373	878,189	1,129,017	1,267,689	1,801,449	1,589,248
Class I	185,742	140,850	1,559,217	478,803	1,327,987	187,251
Reinvestment of dividends and distributions
Class A	2,142,316	982,936	-	668,018	5,540,914	4,397,355
Class C	426,926	199,968	-	29,829	632,800	457,708
Class I	19,045	6	-	865	39,030	4,941
Cost of shares redeemed
Class A	(7,072,594)	(6,177,331)	(20,197,128)	(10,760,223)	(23,111,694)	(12,696,431)
Class C	(728,160)	(525,919)	(751,704)	(451,935)	(1,008,801)	(1,284,759)
Class I	-	-	(330,281)	(8,160)	(226,660)	(8,100)

Net increase (decrease) in net assets from share transactions of beneficial interest	211,035	1,908,335	3,100,933	17,089,443	5,375,695	6,392,248

Total Increase in Net Assets	(2,815,126)	2,246,837	31,702	17,627,055	(1,817,479)	8,739,985

Net Assets:
Beginning of year	22,866,137	20,619,300	58,505,576	40,878,521	62,191,385	53,451,400

End of year*	$20,051,011	$22,866,137	$58,537,278	$58,505,576	$60,373,906	$62,191,385

* Includes accumulated investment income (loss) at end of period	$24,675	$5,312	$447,456	$(365,861)	$52,366	$11,070

Share Activity:
Shares Sold
Class A	487,115	695,133	2,390,305	2,793,998	2,418,481	1,628,883
Class C	109,463	107,432	128,056	142,416	249,944	212,413
Class I	20,321	15,193	171,564	52,600	155,695	22,116
Shares Reinvested
Class A	247,660	109,215	-	74,472	677,412	547,621
Class C	56,697	24,934	-	3,386	89,632	64,557
Class I	2,192	1	-	97	4,748	615
Shares Redeemed
Class A	(790,670)	(674,852)	(2,235,870)	(1,152,122)	(2,769,895)	(1,490,365)
Class C	(92,849)	(64,605)	(86,397)	(50,205)	(142,435)	(170,215)
Class I	-	-	(37,195)	(853)	(28,105)	(927)

Net increase (decrease) in shares of beneficial interest outstanding	39,929	212,451	330,463	1,863,789	655,477	814,698

The accompanying notes are an integral part of these financial statements.

Timothy Plan Funds

Statements of Changes in Net Assets (Continued)

	Small Cap Value Fund		Large/Mid Cap Value Fund		Fixed Income Fund

	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2015	Year Ended September 30, 2014
Operations:
Net investment income (loss)	$(420,796)	$(265,736)	$(290,021)	$(154,325)	$1,087,561	$1,228,801
Net realized gain from investments and foreign currency translations	8,058,716	16,166,118	19,418,732	15,007,372	8,553	381,634
Capital gain dividends from REITs	51,188	68,810	18,728	92,262	-	-
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(6,324,232)	(10,727,779)	(16,669,766)	5,781,515	(288,886)	266,574

Net increase (decrease) in net assets resulting from operations	1,364,876	5,241,413	2,477,673	20,726,824	807,228	1,877,009

Distributions to Shareholders:
Net investment income
Class A	(402)	(11)	-	(547,767)	(1,638,625)	(1,586,832)
Class C	(46)	(1)	-	(24,189)	(154,225)	(127,779)
Class I	(5)	-	-	(3,894)	(11,516)	(504)
Net realized gains
Class A	(12,987,163)	(6,644,863)	(12,823,275)	(7,988,763)	(144,536)	(148,647)
Class C	(1,739,103)	(874,075)	(1,790,617)	(1,077,063)	(15,797)	(17,627)
Class I	(122,924)	(22,910)	(221,859)	(44,330)	(262)	-

Total dividends and distributions to shareholders	(14,849,643)	(7,541,860)	(14,835,751)	(9,686,006)	(1,964,961)	(1,881,389)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	22,077,773	16,704,368	42,954,417	36,404,955	23,630,170	14,643,117
Class C	2,535,137	2,073,355	5,119,277	3,741,165	3,611,763	1,555,940
Class I	942,263	545,152	3,028,466	1,526,368	836,467	102,000
Reinvestment of dividends and distributions
Class A	12,328,169	6,271,941	11,580,398	7,682,226	1,588,294	1,583,093
Class C	1,630,327	810,924	1,532,076	930,680	144,781	119,773
Class I	56,819	20,825	198,436	45,334	11,779	503
Cost of shares redeemed
Class A	(22,935,171)	(14,065,378)	(47,885,637)	(29,948,477)	(26,395,710)	(15,512,285)
Class C	(1,605,010)	(1,895,500)	(3,237,786)	(2,539,469)	(2,214,997)	(2,506,127)
Class I	(516,854)	(12,961)	(999,083)	(149,957)	(452,338)	-

Net increase (decrease) in net assets from share transactions of beneficial interest	14,513,453	10,452,726	12,290,564	17,692,825	760,209	(13,986)

Total Increase (Decrease) in Net Assets	1,028,686	8,152,279	(67,514)	28,733,643	(397,524)	(18,366)

Net Assets:
Beginning of year	80,663,187	72,510,908	157,040,423	128,306,780	75,496,992	75,515,358

End of year*	$81,691,873	$80,663,187	$156,972,909	$157,040,423	$75,099,468	$75,496,992

* Includes accumulated undistributed net investment income (loss) at end of period	$(262,528)	$38,593	$(251,267)	$38,030	$58,688	$505,149

Share Activity:
Shares Sold
Class A	1,172,158	818,649	2,227,913	1,891,091	2,265,485	1,405,402
Class C	170,690	121,983	307,423	221,857	360,015	154,641
Class I	49,919	26,381	155,854	78,493	80,241	9,854
Shares Reinvested
Class A	687,556	311,572	614,025	421,869	153,837	153,197
Class C	114,089	48,183	94,050	57,950	14,559	12,022
Class I	3,156	1,034	10,505	2,492	1,153	49
Shares Redeemed
Class A	(1,255,217)	(692,550)	(2,498,145)	(1,553,204)	(2,530,665)	(1,489,933)
Class C	(110,091)	(111,199)	(195,980)	(150,588)	(221,072)	(249,215)
Class I	(28,766)	(627)	(52,296)	(7,549)	(43,947)	-

Net increase (decrease) in shares of beneficial interest outstanding	803,494	523,426	663,349	962,411	79,606	(3,983)

The accompanying notes are an integral part of these financial statements.

Timothy Plan Funds

Statements of Changes in Net Assets (Continued)

	High Yield Bond Fund		Israel Common Values Fund		Defensive Strategies Fund

	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2015	Year Ended September 30, 2014
Operations:
Net investment income (loss)	$1,916,013	$1,898,001	$(155,489)	$(105,809)	$6,853	$403,153
Net realized gain (loss) from investments and foreign currency translations	(915,954)	594,758	(625,093)	(55,688)	519,023	34,996
Capital gain dividends from REITs	-	-	-	-	170,660	227,729
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(3,186,345)	(313,447)	(783,443)	200,446	(5,672,443)	978,722

Net increase (decrease) in net assets resulting from operations	(2,186,286)	2,179,312	(1,564,025)	38,949	(4,975,907)	1,644,600

Distributions to Shareholders:
Net investment income
Class A	(1,737,327)	(1,823,248)	-	(566,559)	(567,963)	(229,323)
Class C	(97,711)	(100,879)	-	(68,279)	(38,753)	-
Class I	(70,509)	(4,871)	-	(429)	(1,699)	(140)
From net realized gains
Class A	-	-	-	-	(63,377)	(110,890)
Class C	-	-	-	-	(16,997)	(35,481)
Class I	-	-	-	-	(154)	(37)

Total dividends and distributions to shareholders	(1,905,547)	(1,928,998)	-	(635,267)	(688,943)	(375,871)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	15,782,906	12,655,436	5,757,683	5,259,493	38,720,525	14,684,600
Class C	923,484	964,695	1,527,183	1,885,221	4,448,391	2,536,965
Class I	3,174,528	242,798	340,234	12,976	159,290	98,526
Reinvestment of dividends and distributions
Class A	1,503,151	1,587,067	-	557,945	597,058	328,384
Class C	80,379	78,579	-	67,882	54,476	35,220
Class I	16,093	3,261	-	429	1,122	177
Cost of shares redeemed
Class A	(18,373,403)	(9,020,977)	(6,568,316)	(1,843,406)	(17,210,854)	(13,798,083)
Class C	(806,987)	(525,058)	(832,896)	(435,915)	(3,233,256)	(5,120,707)
Class I	(507,405)	(159)	(92,663)	-	(80,163)	-

Net increase (decrease) in net assets from share transactions of beneficial interest	1,792,746	5,985,642	131,225	5,504,625	23,456,589	(1,234,918)

Total Increase (Decrease) in Net Assets	(2,299,087)	6,235,956	(1,432,800)	4,908,307	17,791,739	33,811

Net Assets:
Beginning of year	44,049,483	37,813,527	16,146,985	11,238,678	68,611,775	68,577,964

End of year*	$41,750,396	$44,049,483	$14,714,185	$16,146,985	$86,403,514	$68,611,775

* Includes accumulated undistributed net investment income (loss) at end of period	$74,267	$63,801	$(715,119)	$(801,748)	$902,324	$652,468

Share Activity:
Shares Sold
Class A	1,706,182	1,306,702	477,472	408,112	3,509,093	1,278,221
Class C	100,111	99,011	130,207	148,327	414,036	225,931
Class I	347,471	25,013	27,894	993	14,166	8,520
Shares Reinvested
Class A	166,986	165,224	-	44,671	52,838	30,210
Class C	8,879	8,113	-	5,519	4,939	3,323
Class I	1,775	341	-	34	100	16
Shares Redeemed
Class A	(1,998,713)	(933,867)	(539,050)	(143,196)	(1,519,535)	(1,220,070)
Class C	(87,322)	(53,559)	(72,066)	(34,987)	(293,578)	(464,150)
Class I	(55,784)	(16)	(7,725)	-	(7,297)	-

Net increase (decrease) in shares of beneficial interest outstanding	189,585	616,962	16,732	429,473	2,174,762	(137,999)

The accompanying notes are an integral part of these financial statements.

Timothy Plan Funds

Statements of Changes in Net Assets (Continued)

	Strategic Growth Fund		Conservative Growth Fund		Emerging Markets Fund

	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2015	Period Ended September 30, 2014
Operations:
Net investment income (loss)	$112,210	$536,952	$234,912	$641,704	$39,958	$(22,654)
Net realized gain (loss) from investments and foreign currency translations	3,177,931	1,042,265	2,630,798	2,930,268	(850,333)	756,750
Capital gain distributions from affiliated funds	1,697,601	946,902	1,406,931	945,023	-	-
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(6,823,834)	274,480	(5,762,585)	(1,732,417)	(3,103,455)	(748,882)

Net increase (decrease) in net assets resulting from operations	(1,836,092)	2,800,599	(1,489,944)	2,784,578	(3,913,830)	(14,786)

Distributions to Shareholders:
Net Investment Income
Class A	(477,475)	(35,399)	(449,134)	(207,808)	(47,208)	-
Class C	(58,103)	-	(2)	-	-	-
Class I	-	-	-	-	(2,129)	-
From net realized gains
Class A	-	-	(1,411,584)	-	(606,710)	(317,280)
Class C	-	-	(396,550)	-	(48,602)	(11,694)
Class I	-	-	-	-	(17,737)	(5,929)

Total dividends and distributions to shareholders	(535,578)	(35,399)	(2,257,270)	(207,808)	(722,386)	(334,903)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	5,559,885	6,219,152	8,294,945	9,569,686	3,445,284	4,724,864
Class C	901,803	2,148,616	2,708,906	3,641,417	160,268	660,089
Class I	-	-	-	-	209,483	342,547
Reinvestment of dividends and distributions
Class A	460,087	34,264	1,755,125	192,204	611,234	304,324
Class C	52,537	-	370,069	-	48,100	11,626
Class I	-	-	-	-	5,114	5,375
Cost of shares redeemed
Class A	(7,982,990)	(6,076,309)	(9,907,282)	(8,588,545)	(4,745,903)	(2,603,515)
Class C	(1,628,260)	(1,431,283)	(3,535,864)	(2,146,521)	(262,588)	(42,881)
Class I	-	-	-	-	(45,356)

Net increase (decrease) in net assets from share transactions of beneficial interest	(2,636,938)	894,440	(314,101)	2,668,241	(574,364)	3,402,429

Total Increase (decrease) in Net Assets	(5,008,608)	3,659,640	(4,061,315)	5,245,011	(5,210,580)	3,052,740

Net Assets:*
Beginning of year	45,792,885	42,133,245	59,901,840	54,656,829	12,019,001	8,966,261

End of year*	$40,784,277	$45,792,885	$55,840,525	$59,901,840	$6,808,421	$12,019,001

* Includes accumulated undistributed net investment income (loss) at end of period	$111,242	$534,610	$234,612	$448,836	$(31,948)	$(18,863)

Share Activity:
Shares Sold
Class A	626,513	702,938	768,826	873,829	402,678	451,606
Class C	110,834	262,144	270,014	355,488	19,528	62,680
Class I	-	-	-	-	24,893	31,939
Shares Reinvested
Class A	52,105	3,929	165,057	17,846	71,995	29,983
Class C	6,470	-	37,268	-	5,726	1,153
Class I	-	-	-	-	602	530
Shares Redeemed
Class A	(901,859)	(685,657)	(921,737)	(782,148)	(587,115)	(249,044)
Class C	(200,304)	(174,222)	(354,690)	(210,639)	(32,802)	(4,169)
Class I					(6,088)

Net increase (decrease) in shares of beneficial interest outstanding	(306,241)	109,132	(35,262)	254,376	(100,583)	324,678

The accompanying notes are an integral part of these financial statements.

Timothy Plan Funds

Statements of Changes in Net Assets (Continued)

	Growth & Income Fund

	Year Ended September 30, 2015	Period Ended September 30, 2014 (1)
Operations:
Net investment income (loss)	$23,701	$(40,195)
Net realized loss from investments	(942,882)	(19,509)
Net change in unrealized appreciation on investments	(333,538)	1,197,553

Net increase (decrease) in net assets resulting from operations	(1,252,719)	1,137,849

Distributions to Shareholders:
Net Investment Income
Class A	(24,202)	-
Class I	(2,455)	-

Total dividends and distributions to shareholders	(26,657)	-

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	11,521,642	25,295,734
Class C	2,263,206	2,142,623
Class I	286,306	1,571,449
Reinvestment of dividends and distributions
Class A	23,162	-
Class I	2,100	-
Cost of shares redeemed
Class A	(8,394,368)	(2,187,755)
Class C	(840,997)	(54,308)
Class I	(159,795)	(45,875)

Net increase in net assets from share transactions of beneficial interest	4,701,256	26,721,868

Total Increase in Net Assets	3,421,880	27,859,717

Net Assets:
Beginning of period	27,859,717	-

End of period*	$31,281,597	$27,859,717

* Includes accumulated net investment loss at end of period	$-	$(22,909)

Share Activity:
Shares Sold
Class A	1,057,821	2,421,373
Class C	208,782	196,355
Class I	26,032	141,740
Shares Reinvested
Class A	2,219	-
Class I	201	-
Shares Redeemed
Class A	(772,531)	(204,120)
Class C	(79,639)	(4,950)
Class I	(14,797)	(4,167)

Net increase in shares of beneficial interest outstanding	428,088	2,546,231

(1) The Growth & Income Fund commenced operations on October 1, 2013.

The accompanying notes are an integral part of these financial statements.

Timothy Aggressive Growth Fund (Class A Shares)

Selected data based on a share outstanding throughout each period

	For the Year ended September 30, 2015	For the Year ended September 30, 2014	For the Year ended September 30, 2013	For the Year ended September 30, 2012	For the Year ended September 30, 2011

Net asset value, beginning of period	$9.18	$9.00	$7.10	$5.57	$5.42

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (A)	(0.08)	(0.11)	(0.09)	(0.12)	(0.10)
Net realized and unrealized gain (loss) on investments	(0.05)	0.84	1.99	1.65	0.25

Total from investment operations	(0.13)	0.73	1.90	1.53	0.15

LESS DISTRIBUTIONS:
From net realized gains on investments	(1.07)	(0.55)	-	-	-

Total distributions	(1.07)	(0.55)	-	-	-

Net asset value, end of period	$7.98	$9.18	$9.00	$7.10	$5.57

Total return (B)(C)	(2.35)%	8.22%	26.76%	27.47%	2.77%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$16,306	$19,268	$17,727	$14,398	$12,259
Ratios to average net assets
Expenses, before waiver and reimbursement	1.77%	1.74%	-	-	-
Expenses, net waiver and reimbursement	1.67%	1.73%	1.86%	2.12%	1.81%
Net investment loss, before waiver and reimbursement	(1.04)%	(1.19)%	-	-	-
Net investment loss, net waiver and reimbursement	(0.94)%	(1.18)%	(1.20)%	(1.78)%	(1.52)%
Portfolio turnover rate	144%	91%	120%	147%	201%
(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)	Total return calculation does not reflect sales load.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

The accompanying notes are an integral part of these financial statements.

Timothy Aggressive Growth Fund (Class C Shares)

Selected data based on a share outstanding throughout each period

	For the Year ended September 30, 2015	For the Year ended September 30, 2014	For the Year ended September 30, 2013	For the Year ended September 30, 2012	For the Year ended September 30, 2011

Net asset value, beginning of period	$8.13	$8.09	$6.43	$5.06	$4.98

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (A)	(0.13)	(0.16)	(0.14)	(0.16)	(0.13)
Net realized and unrealized gain (loss) on investments	(0.03)	0.75	1.80	1.53	0.21

Total from investment operations	(0.16)	0.59	1.66	1.37	0.08

LESS DISTRIBUTIONS:
From net realized gains on investments	(1.07)	(0.55)	-	-	-

Total distributions	(1.07)	(0.55)	-	-	-

Net asset value, end of period	$6.90	$8.13	$8.09	$6.43	$5.06

Total return (B)(C)	(3.10)%	7.37%	25.82%	27.08%	1.61%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$3,442	$3,458	$2,892	$2,201	$1,766
Ratios to average net assets
Expenses, before waiver and reimbursement	2.52%	2.49%	-	-	-
Expenses, net waiver and reimbursement	2.42%	2.48%	2.60%	2.87%	2.57%
Net investment loss, before waiver and reimbursement	(1.78)%	(1.94)%	-	-	-
Net investment loss, net waiver and reimbursement	(1.69)%	(1.93)%	(1.94)%	(2.53)%	(2.28)%
Portfolio turnover rate	144%	91%	120%	147%	201%
(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)	Total return calculation does not reflect redemption fee.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

The accompanying notes are an integral part of these financial statements.

Timothy Aggressive Growth Fund (Class I Shares)

Selected data based on a share outstanding throughout the period

	For the Year ended September 30, 2015	For the Year ended September 30, 2014	For the Period ended September 30, 2013 (A)

Net asset value, beginning of period	$9.21	$9.01	$8.87

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (B)	(0.06)	(0.07)	-	*
Net realized and unrealized gain on investments	(0.05)	0.82	0.14

Total from investment operations	(0.11)	0.75	0.14

LESS DISTRIBUTIONS:
From net realized gains on investments	(1.07)	(0.55)	-

Total distributions	(1.07)	(0.55)	-

Net asset value, end of period	$8.03	$9.21	$9.01

Total return (C)	(2.10)%	8.43%	1.58%	(D)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$303	$140	$102	+
Ratios to average net assets
Expenses, before waiver and reimbursement	1.52%	1.33%	-
Expenses, net waiver and reimbursement	1.42%	1.28%	1.61%	(E)
Net investment loss, before waiver and reimbursement	(0.74)%	(0.78)%	-
Net investment loss, net waiver and reimbursement	(0.69)%	(0.73)%	(0.95)%	(E)
Portfolio turnover rate	144%	91%	120%	(D)

*Amount is less than $0.005 per share.

+ Actual net assets not truncated.

(A)	For the period August 1, 2013 (Commencement of Operations) to September 30, 2013.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.
(D)	For periods of less than one full year, total return and turnover are not annualized.
(E)	Annualized.

The accompanying notes are an integral part of these financial statements.

Timothy International Fund (Class A Shares)

Selected data based on a share outstanding throughout each period

	For the Year ended September 30, 2015		For the Year ended September 30, 2014	For the Year ended September 30, 2013	For the Year ended September 30, 2012	For the Year ended September 30, 2011

Net asset value, beginning of period	$8.89		$8.65	$7.31	$6.54	$7.71

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.08		0.05	0.06	0.03	0.20
Net realized and unrealized gain (loss) on investments	(0.50)		0.36	1.34	0.97	(1.33)

Total from investment operations	(0.42)		0.41	1.40	1.00	(1.13)

LESS DISTRIBUTIONS:
From net investment income	-		(0.17)	(0.06)	(0.23)	(0.04)

Total distributions	-		(0.17)	(0.06)	(0.23)	(0.04)

Net asset value, end of period	$8.47		$8.89	$8.65	$7.31	$6.54

Total return (B)(C)	(4.72)%	(D)	4.74%	19.25%	15.73%	(14.72)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$53,458		$54,709	$38,432	$29,794	$28,423
Ratios to average net assets
Expenses, before waiver and reimbursement	1.67%		1.69%	-	-	-
Expenses, net waiver and reimbursement	1.62%		1.68%	1.73%	1.82%	1.70%
Net investment income before waiver and reimbursement	0.88%		0.52%	-	-	-
Net investment income, net waiver and reimbursement	0.93%		0.52%	0.70%	0.38%	2.45%
Portfolio turnover rate	30%		31%	29%	34%	62%
(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)	Total return calculation does not reflect sales load.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
(D)	As a result of a trade error, the Fund experienced a loss totaling $4,927.83 for the year ended September 30, 2015, all of which was reimbursed by the Adviser; there was no effect on total return due to trade error. (See Note 7)

The accompanying notes are an integral part of these financial statements.

Timothy International Fund (Class C Shares)

Selected data based on a share outstanding throughout each period

	For the Year ended September 30, 2015		For the Year ended September 30, 2014		For the Year ended September 30, 2013	For the Year ended September 30, 2012	For the Year ended September 30, 2011

Net asset value, beginning of period	$8.67		$8.46		$7.15	$6.39	$7.58

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	0.02		(0.02)		-	(0.02)	0.13
Net realized and unrealized gain (loss) on investments	(0.48)		0.35	(D)	1.31	0.95	(1.29)

Total from investment operations	(0.46)		0.33		1.31	0.93	(1.16)

LESS DISTRIBUTIONS:
From net investment income	-		(0.12)		-	(0.17)	(0.03)

Total distributions	-		(0.12)		-	(0.17)	(0.03)

Net asset value, end of period	$8.21		$8.67		$8.46	$7.15	$6.39

Total return (B)(C)	(5.31)%	(E)	3.87%		18.32%	14.88%	(15.40)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$3,498		$3,336		$2,446	$1,617	$1,427
Ratios to average net assets
Expenses, before waiver and reimbursement	2.41%		2.44%		-	-	-
Expenses, net waiver and reimbursement	2.36%		2.44%		2.47%	2.57%	2.45%
Net investment income (loss) before waiver and reimbursement	0.17%		(0.21)%		-	-	-
Net investment income (loss), net waiver and reimbursement	0.18%		(0.20)%		(0.01)%	(0.32)%	1.58%
Portfolio turnover rate	30%		31%		29%	34%	62%

*Amount is less than $0.005 per share.

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)	Total return calculation does not reflect redemption fee.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.
(D)	Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.
(E)	As a result of a trade error, the Fund experienced a loss totaling $4,927.83 for the year ended September 30, 2015, all of which was reimbursed by the Adviser; there was no effect on total return due to trade error. (See Note 7)

The accompanying notes are an integral part of these financial statements.

Timothy International Fund (Class I Shares)

Selected data based on a share outstanding throughout the period

	For the Year ended September 30, 2015		For the Year ended September 30, 2014	For the Period ended September 30, 2013 (A)

Net asset value, beginning of period	$8.88		$8.65	$8.46

INCOME FROM INVESTMENT OPERATIONS:
Net investment income gain (loss) (B)	0.15		0.08	0.02
Net realized and unrealized gain (loss) on investments	(0.54)		0.34	0.17

Total from investment operations	(0.39)		0.42	0.19

LESS DISTRIBUTIONS:
From net investment income	-		(0.19)	-

Total distributions	-		(0.19)	-

Net asset value, end of period	$8.49		$8.88	$8.65

Total return (C)	(4.39)%	(F)	4.85%	2.25%	(D)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$1,581		$461	$102	+
Ratios to average net assets
Expenses, before waiver and reimbursement	1.42%		1.38%	-
Expenses, net waiver and reimbursement	1.37%		1.38%	1.48%	(E)
Net investment income (loss), before waiver and reimbursement	1.13%		0.85%	-
Net investment income (loss), net waiver and reimbursement	1.18%		0.86%	0.95%	(E)
Portfolio turnover rate	30%		31%	29%	(D)

+ Actual net assets not truncated.

(A)	For the period August 1, 2013 (Commencement of Operations) to September 30, 2013.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
(D)	For periods of less than one full year, total return and turnover are not annualized.
(E)	Annualized.
(F)	As a result of a trade error, the Fund experienced a loss totaling $4,927.83 for the year ended September 30, 2015, all of which was reimbursed by the Adviser; there was no effect on total return due to trade error. (See Note 7)

The accompanying notes are an integral part of these financial statements.

Timothy Large/Mid Cap Growth Fund (Class A Shares)

Selected data based on a share outstanding throughout each period

	For the Year ended September 30, 2015		For the Year ended September 30, 2014	For the Year ended September 30, 2013	For the Year ended September 30, 2012	For the Year ended September 30, 2011

Net asset value, beginning of period	$8.66		$8.36	$7.30	$6.05	$5.99

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (A)	(0.01)		(0.01)	(0.02)	(0.04)	(0.04)
Net realized and unrealized gain on investments	0.03	(D)	1.15	1.51	1.61	0.10

Total from investment operations	0.02		1.14	1.49	1.57	0.06

LESS DISTRIBUTIONS:
From net realized gains on investments	(0.93)		(0.84)	(0.43)	(0.32)	-

Total distributions	(0.93)		(0.84)	(0.43)	(0.32)	-

Net asset value, end of period	$7.75		$8.66	$8.36	$7.30	$6.05

Total return (B)(C)	(0.35)%		14.70%	21.62%	26.61%	1.00%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$52,682		$56,073	$48,411	$41,446	$34,252
Ratios to average net assets
Expenses, before waiver and reimbursement	1.56%		1.57%	-	-	-
Expenses, net waiver and reimbursement	1.51%		1.57%	1.59%	1.68%	1.60%
Net investment loss, before waiver and reimbursement	(0.14)%		(0.18)%	-	-	-
Net investment loss, net waiver and reimbursement	(0.09)%		(0.17)%	(0.24)%	(0.63)%	(0.64)%
Portfolio turnover rate	73%		61%	91%	127%	150%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)	Total return calculation does not reflect sales load.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(D)	Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

The accompanying notes are an integral part of these financial statements.

Timothy Large/Mid Cap Growth Fund (Class C Shares)

Selected data based on a share outstanding throughout each period

	For the Year ended September 30, 2015		For the Year ended September 30, 2014	For the Year ended September 30, 2013	For the Year ended September 30, 2012	For the Year ended September 30, 2011

Net asset value, beginning of period	$7.60		$7.49	$6.63	$5.57	$5.55

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (A)	(0.06)		(0.07)	(0.07)	(0.09)	(0.09)
Net realized and unrealized gain on investments	0.03	(D)	1.02	1.36	1.47	0.11

Total from investment operations	(0.03)		0.95	1.29	1.38	0.02

LESS DISTRIBUTIONS:
From net realized gains on investments	(0.93)		(0.84)	(0.43)	(0.32)	-

Total distributions	(0.93)		(0.84)	(0.43)	(0.32)	-

Net asset value, end of period	$6.64		$7.60	$7.49	$6.63	$5.57

Total return (B)(C)	(1.14)%		13.84%	20.74%	25.47%	0.36%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$6,490		$5,929	$5,041	$4,483	$2,726
Ratios to average net assets
Expenses, before waiver and reimbursement	2.31%		2.32%	-	-	-
Expenses, net waiver and reimbursement	2.26%		2.32%	2.34%	2.44%	2.35%
Net investment loss, before waiver and reimbursement	(0.88)%		(0.93)%	-	-	-
Net investment loss, net waiver and reimbursement	(0.84)%		(0.93)%	(0.99)%	(1.38)%	(1.38)%
Portfolio turnover rate	73%		61%	91%	127%	150%
(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)	Total return calculation does not reflect redemption fee.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(D)	Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

The accompanying notes are an integral part of these financial statements.

Timothy Large/Mid Cap Growth Fund (Class I Shares)

Selected data based on a share outstanding throughout the period

	For the Year ended September 30, 2015		For the Year ended September 30, 2014		For the Period ended September 30, 2013 (A)

Net asset value, beginning of period	$8.69		$8.37		$8.31

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.02		0.01		0.01
Net realized and unrealized gain on investments	0.02	(F)	1.15	(F)	0.05

Total from investment operations	0.04		1.16		0.06

LESS DISTRIBUTIONS:
From net realized gains on investments	(0.93)		(0.84)		-

Total distributions	(0.93)		(0.84)		-

Net asset value, end of period	$7.80		$8.69		$8.37

Total return (C)	(0.10)%		14.94%		0.72%	(D)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$1,202		$190		$101	+
Ratios to average net assets
Expenses, before waiver and reimbursement	1.31%		1.30%		-
Expenses, net waiver and reimbursement	1.26%		1.29%		1.34%	(E)
Net investment income, before waiver and reimbursement	0.13%		0.13%		-
Net investment income, net waiver and reimbursement	0.16%		0.14%		0.01%	(E)
Portfolio turnover rate	73%		61%		91%	(D)

+ Actual net assets not truncated.

(A)	For the period August 1, 2013 (Commencement of Operations) to September 30, 2013.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(D)	For periods of less than one full year, total return and turnover are not annualized.
(E)	Annualized.
(F)	Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

The accompanying notes are an integral part of these financial statements.

Timothy Small Cap Value Fund (Class A Shares)

Selected data based on a share outstanding throughout each period

	For the Year ended September 30, 2015	For the Year ended September 30, 2014	For the Year ended September 30, 2013	For the Year ended September 30, 2012	For the Year ended September 30, 2011

Net asset value, beginning of period	$19.79	$20.30	$14.74	$10.82	$11.28

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	(0.07)	(0.04)	0.02	0.03	(0.05)
Net realized and unrealized gain (loss) on investments	0.64	1.57	5.57	3.89	(0.41)

Total from investment operations	0.57	1.53	5.59	3.92	(0.46)

LESS DISTRIBUTIONS:
From net investment income	-	-	(0.03)	-	-
From net realized gains on investments	(3.43)	(2.04)	-	-	-

Total distributions	(3.43)	(2.04)	(0.03)	-	-

Net asset value, end of period	$16.93	$19.79	$20.30	$14.74	$10.82

Total return (B)(C)	1.90%	7.61%	37.97%	36.23%	(4.08)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$71,840	$71,997	$64,972	$47,976	$39,145
Ratios to average net assets
Expenses, before waiver and reimbursement	1.53%	1.53%	-	-	-
Expenses, net waiver and reimbursement	1.48%	1.52%	1.55%	1.59%	1.53%
Net investment loss, before waiver and reimbursement	(0.45)%	(0.25)%	-	-	-
Net investment income (loss), net waiver and reimbursement	(0.40)%	(0.25)%	0.11%	0.19%	(0.36)%
Portfolio turnover rate	30%	71%	73%	65%	102%
(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)	Total return calculation does not reflect sales load.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

Timothy Small Cap Value Fund (Class C Shares)

Selected data based on a share outstanding throughout each period

	For the Year ended September 30, 2015	For the Year ended September 30, 2014	For the Year ended September 30, 2013	For the Year ended September 30, 2012	For the Year ended September 30, 2011

Net asset value, beginning of period	$16.45	$17.30	$12.63	$9.35	$9.82

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (A)	(0.17)	(0.17)	(0.10)	(0.06)	(0.13)
Net realized and unrealized gain (loss) on investments	0.57	1.36	4.77	3.34	(0.34)	(B)

Total from investment operations	0.40	1.19	4.67	3.28	(0.47)

LESS DISTRIBUTIONS:
From net realized gains on investments	(3.43)	(2.04)	-	-	-

Total distributions	(3.43)	(2.04)	-	-	-

Net asset value, end of period	$13.42	$16.45	$17.30	$12.63	$9.35

Total return (C)(D)	1.14%	6.96%	36.98%	35.08%	(4.79)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$8,981	$8,135	$7,539	$4,937	$3,809
Ratios to average net assets
Expenses, before waiver and reimbursement	2.28%	2.28%	-	-	-
Expenses, net waiver and reimbursement	2.23%	2.27%	2.30%	2.34%	2.28%
Net investment loss, before waiver and reimbursement	(1.19)%	(1.01)%	-	-	-
Net investment loss, net waiver and reimbursement	(1.14)%	(1.01)%	(0.65)%	(0.55)%	(1.12)%
Portfolio turnover rate	30%	71%	73%	65%	102%
(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not agree to the aggregate gains and losses in the Statement of Operations due to the fluctuations in share transactions.
(C)	Total return calculation does not reflect redemption fee.
(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

The accompanying notes are an integral part of these financial statements.

Timothy Small Cap Value Fund (Class I Shares)

Selected data based on a share outstanding throughout the period

	For the Year ended September 30, 2015	For the Year ended September 30, 2014		For the Period ended September 30, 2013 (A)

Net asset value, beginning of period	$19.84	$20.29		$19.68

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (B)	(0.03)	0.02		(0.01)
Net realized and unrealized gain on investments	0.65	1.57	(F)	0.62

Total from investment operations	0.62	1.59		0.61

LESS DISTRIBUTIONS:
From net realized gains on investments	(3.43)	(2.04)		-

Total distributions	(3.43)	(2.04)		-

Net asset value, end of period	$17.03	$19.84		$20.29

Total return (C)	2.18%	7.93%		3.10%	(D)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$870	$532		$103	+
Ratios to average net assets
Expenses, before waiver and reimbursement	1.28%	1.27%		-
Expenses, net waiver and reimbursement	1.23%	1.27%		1.30%	(E)
Net investment income (loss), before waiver and reimbursement	(0.19)%	0.06%		-
Net investment income (loss), net waiver and reimbursement	(0.14)%	0.07%		0.36%	(E)
Portfolio turnover rate	30%	71%		73%	(D)

+ Actual net assets not truncated.

(A)	For the period August 1, 2013 (Commencement of Operations) to September 30, 2013.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(D)	For periods of less than one full year, total return and turnover are not annualized.
(E)	Annualized.
(F)	Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

The accompanying notes are an integral part of these financial statements.

Timothy Large/Mid Cap Value Fund (Class A Shares)

Selected data based on a share outstanding throughout each period

	For the Year ended September 30, 2015	For the Year ended September 30, 2014	For the Year ended September 30, 2013	For the Year ended September 30, 2012	For the Year ended September 30, 2011

Net asset value, beginning of period	$19.61	$18.14	$14.80	$11.83	$11.84

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	(0.01)	(0.01)	0.09	0.06	0.04
Net realized and unrealized gain (loss) on investments	0.38	2.83	3.30	2.94	(0.01)	(B)

Total from investment operations	0.37	2.82	3.39	3.00	0.03

LESS DISTRIBUTIONS:
From net investment income	-	(0.09)	(0.05)	(0.03)	(0.04)
From net realized gains on investments	(1.78)	(1.26)	-	-	-

Total distributions	(1.78)	(1.35)	(0.05)	(0.03)	(0.04)

Net asset value, end of period	$18.20	$19.61	$18.14	$14.80	$11.83

Total return (C)(D)	1.59%	16.13%	23.00%	25.39%	0.20%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$135,091	$138,821	$114,657	$100,632	$78,255
Ratios to average net assets
Expenses, before waiver and reimbursement	1.48%	1.50%	-	-	-
Expenses, net waiver and reimbursement	1.43%	1.49%	1.49%	1.57%	1.51%
Net investment loss, before waiver and reimbursement	(0.13)%	(0.03)%	-	-	-
Net investment income (loss), net waiver and reimbursement	(0.08)%	(0.03)%	0.55%	0.42%	0.33%
Portfolio turnover rate	11%	37%	64%	7%	19%

*Amount is less than $0.005 per share.

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not agree to the aggregate gains and losses in the Statement of Operations due to the fluctuations in share transactions.
(C)	Total return calculation does not reflect sales load.
(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

The accompanying notes are an integral part of these financial statements.

Timothy Large/Mid Cap Value Fund (Class C Shares)

Selected data based on a share outstanding throughout each period

	For the Year ended September 30, 2015	For the Year ended September 30, 2014	For the Year ended September 30, 2013	For the Year ended September 30, 2012	For the Year ended September 30, 2011

Net asset value, beginning of period	$17.19	$16.12	$13.20	$10.61	$10.68

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (A)	(0.14)	(0.13)	(0.03)	(0.04)	(0.05)
Net realized and unrealized gain (loss) on investments	0.35	2.49	2.95	2.63	-	*(B)

Total from investment operations	0.21	2.36	2.92	2.59	(0.05)

LESS DISTRIBUTIONS:
From net investment income	-	(0.03)	-	-	(0.02)
From net realized gains on investments	(1.78)	(1.26)	-	-	-

Total distributions	(1.78)	(1.29)	-	-	(0.02)

Net asset value, end of period	$15.62	$17.19	$16.12	$13.20	$10.61

Total return (C)(D)	0.82%	15.21%	22.12%	24.41%	(0.52)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$18,458	$16,778	$13,649	$10,669	$8,903
Ratios to average net assets
Expenses, before waiver and reimbursement	2.23%	2.25%	-	-	-
Expenses, net waiver and reimbursement	2.18%	2.24%	2.23%	2.32%	2.26%
Net investment loss, before waiver and reimbursement	(0.88)%	(0.78)%	-	-	-
Net investment loss, net waiver and reimbursement	(0.83)%	(0.77)%	(0.19)%	(0.32)%	(0.43)%
Portfolio turnover rate	11%	37%	64%	7%	19%

*Amount is less than $0.005 per share.

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not agree to the aggregate gains and losses in the Statement of Operations due to the fluctuations in share transactions.
(C)	Total return calculation does not reflect redemption fee.
(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

The accompanying notes are an integral part of these financial statements.

Timothy Large/Mid Cap Value Fund (Class I Shares)

Selected data based on a share outstanding throughout the period

	For the Year ended September 30, 2015	For the Year ended September 30, 2014		For the Period ended September 30, 2013 (A)

Net asset value, beginning of period	$19.63	$18.13		$18.19

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.03	0.05		0.03
Net realized and unrealized gain (loss) on investments	0.38	2.82	(F)	(0.09)

Total from investment operations	0.41	2.87		(0.06)

LESS DISTRIBUTIONS:
From net investment income	-	(0.11)		-
From net realized gains on investments	(1.78)	(1.26)		-

Total distributions	(1.78)	(1.37)		-

Net asset value, end of period	$18.26	$19.63		$18.13

Total return (C)	1.81%	16.09%		(0.33)%	(D)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$3,424	$1,442		$100	+
Ratios to average net assets
Expenses, before waiver and reimbursement	1.23%	1.23%		-
Expenses, net waiver and reimbursement	1.18%	1.23%		1.24%	(E)
Net investment income, before waiver and reimbursement	0.12%	0.25%		-
Net investment income, net waiver and reimbursement	0.18%	0.26%		0.80%	(E)
Portfolio turnover rate	11%	37%		64%	(D)

+ Actual net assets not truncated.

(A)	For the period August 1, 2013 (Commencement of Operations) to September 30, 2013.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(D)	For periods of less than one full year, total return and turnover are not annualized.
(E)	Annualized.
(F)	Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

The accompanying notes are an integral part of these financial statements.

Timothy Fixed Income Fund (Class A Shares)

Selected data based on a share outstanding throughout each period

	For the Year ended September 30, 2015	For the Year ended September 30, 2014	For the Year ended September 30, 2013	For the Year ended September 30, 2012	For the Year ended September 30, 2011

Net asset value, beginning of period	$10.43	$10.43	$10.87	$10.72	$10.56

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.15	0.18	0.18	0.22	0.28
Net realized and unrealized gain (loss) on investments	(0.04)	0.09	(0.49)	0.18	0.18

Total from investment operations	0.11	0.27	(0.31)	0.40	0.46

LESS DISTRIBUTIONS:
From net investment income	(0.25)	(0.25)	(0.13)	(0.22)	(0.30)
From net realized gains on investments	(0.02)	(0.03)	-	-	-
From return of capital	-	-	-	(0.03)	-

Total distributions	(0.27)	(0.28)	(0.13)	(0.25)	(0.30)

Net asset value, end of period	$10.27	$10.43	$10.43	$10.87	$10.72

Total return (B)(C)	1.08%	2.64%	(2.82)%	3.73%	4.42%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$66,107	$68,274	$67,558	$74,685	$59,405
Ratios to average net assets
Expenses, before waiver and reimbursement	1.28%	1.30%	1.27%	1.31%	1.27%
Expenses, net waiver and reimbursement	1.11%	1.14%	1.12%	1.16%	1.15%
Net investment income, before waiver and reimbursement	1.29%	1.60%	1.54%	1.86%	2.58%
Net investment income, net waiver and reimbursement	1.48%	1.75%	1.69%	2.01%	2.71%
Portfolio turnover rate	28%	18%	25%	19%	22%
(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)	Total return calculation does not reflect sales load.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

The accompanying notes are an integral part of these financial statements.

Timothy Fixed Income Fund (Class C Shares)

Selected data based on a share outstanding throughout each period

	For the Year ended September 30, 2015	For the Year ended September 30, 2014	For the Year ended September 30, 2013	For the Year ended September 30, 2012	For the Year ended September 30, 2011

Net asset value, beginning of period	$10.07	$10.07	$10.51	$10.38	$10.22

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.08	0.10	0.10	0.13	0.20
Net realized and unrealized gain (loss) on investments	(0.04)	0.11	(0.48)	0.17	0.17

Total from investment operations	0.04	0.21	(0.38)	0.30	0.37

LESS DISTRIBUTIONS:
From net investment income	(0.20)	(0.18)	(0.06)	(0.14)	(0.21)
From net realized gains on investments	(0.02)	(0.03)	-	-	-
From return of capital	-	-	-	(0.03)	-

Total distributions	(0.22)	(0.21)	(0.06)	(0.17)	(0.21)

Net asset value, end of period	$9.89	$10.07	$10.07	$10.51	$10.38

Total return (B)(C)	0.36%	2.02%	(3.57)%	2.88%	3.68%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$8,510	$7,120	$7,958	$8,997	$8,265
Ratios to average net assets
Expenses, before waiver and reimbursement	2.03%	2.05%	2.03%	2.06%	2.23%
Expenses, net waiver and reimbursement	1.86%	1.90%	1.88%	1.91%	1.90%
Net investment income, before waiver and reimbursement	0.56%	0.85%	0.79%	1.12%	1.61%
Net investment income, net waiver and reimbursement	0.73%	1.00%	0.94%	1.27%	1.95%
Portfolio turnover rate	28%	18%	25%	19%	22%
(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)	Total return calculation does not reflect redemption fee.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

The accompanying notes are an integral part of these financial statements.

Timothy Fixed Income Fund (Class I Shares)

Selected data based on a share outstanding throughout the period

	For the Year ended September 30, 2015	For the Year ended September 30, 2014		For the Period ended September 30, 2013 (A)

Net asset value, beginning of period	$10.36	$10.34		$10.35

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.18	0.41		0.04
Net realized and unrealized gain (loss) on investments	(0.05)	(0.08)	(F)	0.05

Total from investment operations	0.13	0.33		0.09

LESS DISTRIBUTIONS:
From net investment income	(0.27)	(0.28)		(0.10)
From net realized gains on investments	(0.02)	(0.03)		-

Total distributions	(0.29)	(0.31)		(0.10)

Net asset value, end of period	$10.20	$10.36		$10.34

Total return (C)	1.28%	3.16%		0.90%	(D)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$483	$103		$101	+
Ratios to average net assets
Expenses, before waiver and reimbursement	1.03%	(0.44)%		1.02%	(E)
Expenses, net waiver and reimbursement	0.87%	(0.64)%		0.87%	(E)
Net investment income, before waiver and reimbursement	1.58%	3.72%		1.79%	(E)
Net investment income, net waiver and reimbursement	1.73%	3.92%		1.94%	(E)
Portfolio turnover rate	28%	18%		25%	(D)

+ Actual net assets not truncated.

(A)	For the period August 1, 2013 (Commencement of Operations) to September 30, 2013.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(D)	For periods of less than one full year, total return and turnover are not annualized.
(E)	Annualized.
(F)	Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

The accompanying notes are an integral part of these financial statements.

Timothy High Yield Bond Fund (Class A Shares)

Selected data based on a share outstanding throughout each period

	For the Year ended September 30, 2015	For the Year ended September 30, 2014	For the Year ended September 30, 2013	For the Year ended September 30, 2012	For the Year ended September 30, 2011

Net asset value, beginning of period	$9.49	$9.40	$9.46	$8.71	$9.10

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.40	0.44	0.49	0.54	0.54
Net realized and unrealized gain (loss) on investments	(0.85)	0.09	(0.08)	0.76	(0.39)

Total from investment operations	(0.45)	0.53	0.41	1.30	0.15

LESS DISTRIBUTIONS:
From net investment income	(0.40)	(0.44)	(0.47)	(0.53)	(0.54)
From return of capital	-	-	-	(0.02)	-

Total distributions	(0.40)	(0.44)	(0.47)	(0.55)	(0.54)

Net asset value, end of period	$8.64	$9.49	$9.40	$9.46	$8.71

Total return (B)(C)	(4.88)%	5.71%	4.42%	15.17%	1.48%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$36,279	$41,038	$35,578	$33,392	$23,110
Ratios to average net assets
Expenses, before waiver and reimbursement	1.30%	1.28%	-	-	-
Expenses, net waiver and reimbursement	1.25%	1.28%	1.33%	1.39%	1.30%
Net investment income, before waiver and reimbursement	4.28%	4.53%	-	-	-
Net investment income, net waiver and reimbursement	4.33%	4.53%	5.13%	5.84%	5.81%
Portfolio turnover rate	39%	53%	56%	24%	60%
(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)	Total return calculation does not reflect sales load.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

The accompanying notes are an integral part of these financial statements.

Timothy High Yield Bond Fund (Class C Shares)

Selected data based on a share outstanding throughout each period

	For the Year ended September 30, 2015	For the Year ended September 30, 2014	For the Year ended September 30, 2013	For the Year ended September 30, 2012	For the Year ended September 30, 2011

Net asset value, beginning of period	$9.57	$9.48	$9.55	$8.79	$9.17

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.33	0.37	0.43	0.47	0.47
Net realized and unrealized gain (loss) on investments	(0.86)	0.09	(0.09)	0.77	(0.39)

Total from investment operations	(0.53)	0.46	0.34	1.24	0.08

LESS DISTRIBUTIONS:
From net investment income	(0.32)	(0.37)	(0.41)	(0.46)	(0.46)
From return of capital	-	-	-	(0.02)	-

Total distributions	(0.32)	(0.37)	(0.41)	(0.48)	(0.46)

Net asset value, end of period	$8.72	$9.57	$9.48	$9.55	$8.79

Total return (B)(C)	(5.58)%	4.89%	3.54%	14.33%	0.72%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$2,714	$2,771	$2,236	$1,683	$1,194
Ratios to average net assets
Expenses, before waiver and reimbursement	2.05%	2.03%	-	-	-
Expenses, net waiver and reimbursement	2.00%	2.03%	2.07%	2.14%	2.05%
Net investment income, before waiver and reimbursement	3.53%	3.78%	-	-
Net investment income, net waiver and reimbursement	3.57%	3.79%	4.39%	5.08%	5.06%
Portfolio turnover rate	39%	53%	56%	24%	60%
(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)	Total return calculation does not reflect redemption fee.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

The accompanying notes are an integral part of these financial statements.

Timothy High Yield Bond Fund (Class I Shares)

Selected data based on a share outstanding throughout the period

	For the Year ended September 30, 2015	For the Year ended September 30, 2014	For the Period ended September 30, 2013 (A)

Net asset value, beginning of period	$9.50	$9.40	$9.48

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.43	0.47	0.07
Net realized and unrealized gain (loss) on investments	(0.86)	0.10	(0.06)

Total from investment operations	(0.43)	0.57	0.01

LESS DISTRIBUTIONS:
From net investment income	(0.42)	(0.47)	(0.09)

Total distributions	(0.42)	(0.47)	(0.09)

Net asset value, end of period	$8.65	$9.50	$9.40

Total return (C)	(4.62)%	6.07%	0.15%	(D)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$2,758	$241	$100	+
Ratios to average net assets
Expenses, before waiver and reimbursement	1.06%	0.90%
Expenses, net waiver and reimbursement	1.00%	0.89%	1.08%	(E)
Net investment income, before waiver and reimbursement	4.55%	4.77%	-
Net investment income, net waiver and reimbursement	4.58%	4.78%	5.38%	(E)
Portfolio turnover rate	39%	53%	56%	(D)

+ Actual net assets not truncated.

(A)	For the period August 1, 2013 (Commencement of Operations) to September 30, 2013.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(D)	For periods of less than one full year, total return and turnover are not annualized.
(E)	Annualized.

The accompanying notes are an integral part of these financial statements.

Timothy Israel Common Values Fund (Class A Shares)

Selected data based on a share outstanding throughout each period

	For the Year ended September 30, 2015	For the Year ended September 30, 2014	For the Year ended September 30, 2013	For the Period ended September 30, 2012 (A)

Net asset value, beginning of period	$12.31	$12.69	$10.17	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(B)	(0.10)	(0.08)	(0.06)	(0.15)
Net realized and unrealized gain (loss) on investments	(1.11)	0.37	2.58	0.32

Total from investment operations	(1.21)	0.29	2.52	0.17

LESS DISTRIBUTIONS:
From net investment income	-	(0.67)	-	-

Total distributions	-	(0.67)	-	-

Net asset value, end of period	$11.10	$12.31	$12.69	$10.17

Total return (C)(D)	(9.83)%	2.21%	24.78%	1.80%	(E)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$11,756	$13,792	$10,295	$7,983
Ratio of expenses to average net assets	1.93%	1.98%	2.24%	2.82%	(F)
Ratio of net investment loss to average net assets	(0.83)%	(0.64)%	(0.57)%	(1.48)%	(F)
Portfolio turnover rate	24%	11%	30%	37%	(E)
(A)	For the period October 12, 2011 (Commencement of Operations) to September 30, 2012.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)	Total return calculation does not reflect sales load.
(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
(E)	For periods of less than one full year, total return and turnover are not annualized.
(F)	Annualized.

The accompanying notes are an integral part of these financial statements.

Timothy Israel Common Values Fund (Class C Shares)

Selected data based on a share outstanding throughout each period

	For the Year ended September 30, 2015	For the Year ended September 30, 2014	For the Year ended September 30, 2013	For the Period ended September 30, 2012 (A)

Net asset value, beginning of period	$12.05	$12.50	$10.09	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (B)	(0.18)	(0.18)	(0.13)	(0.22)
Net realized and unrealized gain (loss) on investments	(1.09)	0.37	2.54	0.31

Total from investment operations	(1.27)	0.19	2.41	0.09

LESS DISTRIBUTIONS:
From net investment income	-	(0.64)	-	-

Total distributions	-	(0.64)	-	-

Net asset value, end of period	$10.78	$12.05	$12.50	$10.09

Total return (C)(D)	(10.54)%	1.40%	23.89%	1.00%	(E)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$2,722	$2,342	$943	$217
Ratio of expenses to average net assets	2.68%	2.74%	2.99%	3.53%	(F)
Ratio of net investment loss to average net assets	(1.59)%	(1.38)%	(1.32)%	(2.21)%	(F)
Portfolio turnover rate	24%	11%	30%	37%	(E)
(A)	For the period October 12, 2011 (Commencement of Operations) to September 30, 2012.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)	Total return calculation does not reflect redemption fee.
(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
(E)	For periods of less than one full year, total return and turnover are not annualized.
(F)	Annualized.

The accompanying notes are an integral part of these financial statements.

Timothy Israel Common Values Fund (Class I Shares)

Selected data based on a share outstanding throughout the period

	For the Year ended September 30, 2015	For the Year ended September 30, 2014	For the Period ended September 30, 2013 (A)

Net asset value, beginning of period	$12.29	$12.67	$12.21

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (B)	(0.03)	(0.05)	0.01
Net realized and unrealized gain (loss) on investments	(1.15)	0.37	0.45

Total from investment operations	(1.18)	0.32	0.46

LESS DISTRIBUTIONS:
From net investment income	-	(0.70)	-

Total distributions	-	(0.70)	-

Net asset value, end of period	$11.11	$12.29	$12.67

Total return (C)	(9.60)%	2.36%	3.77%	(D)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$236	$13	$104	+
Ratio of expenses to average net assets	1.68%	1.78%	1.99%	(E)
Ratio of net investment loss to average net assets	(0.58)%	(0.36)%	(0.32)%	(E)
Portfolio turnover rate	24%	11%	30%	(D)

+ Actual net assets not truncated.

(A)	For the period August 1, 2013 (Commencement of Operations) to September 30, 2013.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
(D)	For periods of less than one full year, total return and turnover are not annualized.
(E)	Annualized.

The accompanying notes are an integral part of these financial statements.

Timothy Defensive Strategies Fund (Class A Shares)

Selected data based on a share outstanding throughout each period

	For the Year ended September 30, 2015	For the Year ended September 30, 2014	For the Year ended September 30, 2013	For the Year ended September 30, 2012	For the Year ended September 30, 2011

Net asset value, beginning of period	$11.38	$11.12	$12.12	$11.28	$10.70

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.02	0.09	0.06	0.02	0.09
Net realized and unrealized gain (loss) on investments	(0.73)	0.25	(1.04)	1.62	0.54

Total from investment operations	(0.71)	0.34	(0.98)	1.64	0.63

LESS DISTRIBUTIONS:
From net investment income	(0.12)	(0.05)	-	(0.10)	-
From net realized gains on investments	(0.01)	(0.03)	(0.02)	(0.66)	(0.05)
From return of capital	-	-	-	(0.04)	-

Total distributions	(0.13)	(0.08)	(0.02)	(0.80)	(0.05)

Net asset value, end of period	$10.54	$11.38	$11.12	$12.12	$11.28

Total return (B)(C)	(6.30)%	3.06%	(8.09)%	14.87%	5.88%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$71,569	$54,054	$51,859	$52,529	$43,670
Ratios to average net assets
Expenses, before waiver and reimbursement	1.26%	1.28%	-	-	-
Expenses, net waiver and reimbursement	1.21%	1.28%	1.26%	1.33%	1.29%
Net investment income, before waiver and reimbursement	0.11%	0.78%	-	-	-
Net investment income, net waiver and reimbursement	0.16%	0.78%	0.52%	0.20%	0.75%
Portfolio turnover rate	42%	24%	56%	247%	64%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)	Total return calculation does not reflect sales load.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.
(D)	For periods of less than one full year, total return and turnover are not annualized.
(E)	Annualized.

The accompanying notes are an integral part of these financial statements.

Timothy Defensive Strategies Fund (Class C Shares)

Selected data based on a share outstanding throughout each period

	For the Year ended September 30, 2015	For the Year ended September 30, 2014	For the Year ended September 30, 2013	For the Year ended September 30, 2012	For the Year ended September 30, 2011

Net asset value, beginning of period	$11.04	$10.82	$11.88	$11.09	$10.58

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	(0.07)	-	(0.03)	(0.07)	0.02
Net realized and unrealized gain (loss) on investments	(0.71)	0.25	(1.01)	1.58	0.54

Total from investment operations	(0.78)	0.25	(1.04)	1.51	0.56

LESS DISTRIBUTIONS:
From net investment income	(0.03)	-	-	(0.02)	-
From net realized gains on investments	(0.01)	(0.03)	(0.02)	(0.66)	(0.05)
From return of capital	-	-	-	(0.04)	-

Total distributions	(0.04)	(0.03)	(0.02)	(0.72)	(0.05)

Net asset value, end of period	$10.22	$11.04	$10.82	$11.88	$11.09

Total return (B)(C)	(7.06)%	2.27%	(8.75)%	13.91%	5.28%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$14,671	$14,461	$16,718	$18,801	$13,100
Ratios to average net assets
Expenses, before waiver and reimbursement	2.01%	2.04%	-	-	-
Expenses, net waiver and reimbursement	1.96%	2.03%	2.02%	2.09%	2.03%
Net investment loss, before waiver and reimbursement	(0.67)%	(0.02)%	-	-	-
Net investment income (loss), net waiver and reimbursement	(0.62)%	(0.01)%	(0.25)%	(0.60)%	0.15%
Portfolio turnover rate	42%	24%	56%	247%	64%

* Amount is less than $0.005 per share.

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)	Total return calculation does not reflect redemption fee.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

The accompanying notes are an integral part of these financial statements.

Timothy Defensive Strategies Fund (Class I Shares)

Selected data based on a share outstanding throughout the period

	For the Year ended September 30, 2015	For the Year ended September 30, 2014	For the Period ended September 30, 2013 (A)

Net asset value, beginning of period	$11.36	$11.11	$11.11

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.05	0.18	0.01
Net realized and unrealized gain (loss) on investments	(0.73)	0.20	(0.01)

Total from investment operations	(0.68)	0.38	0.00

LESS DISTRIBUTIONS:
From net investment income	(0.15)	(0.10)	-
From net realized gains on investments	(0.01)	(0.03)	-

Total distributions	(0.16)	(0.13)	-

Net asset value, end of period	$10.52	$11.36	$11.11

Total return (C)	(6.09)%	3.39%	0.00%	(D)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$163	$97	$100	+
Ratios to average net assets
Expenses, before waiver and reimbursement	1.01%	0.74%	-
Expenses, net waiver and reimbursement	0.96%	0.72%	1.01%	(E)
Net investment income, before waiver and reimbursement	0.42%	1.50%	-
Net investment income, net waiver and reimbursement	0.47%	1.52%	0.77%	(E)
Portfolio turnover rate	42%	24%	56%	(D)

+ Actual net assets not truncated.

(A)	For the period August 1, 2013 (Commencement of Operations) to September 30, 2013.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.
(D)	For periods of less than one full year, total return and turnover are not annualized.
(E)	Annualized.

The accompanying notes are an integral part of these financial statements.

Timothy Strategic Growth Fund (Class A Shares)

Selected data based on a share outstanding throughout each period

	For the Year ended September 30, 2015	For the Year ended September 30, 2014	For the Year ended September 30, 2013	For the Year ended September 30, 2012	For the Year ended September 30, 2011

Net asset value, beginning of period	$8.90	$8.34	$7.44	$6.27	$6.49

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	0.03	0.12	0.02	0.04	(0.02)
Net realized and unrealized gain (loss) on investments	(0.40)	0.45	0.93	1.13	(0.19)

Total from investment operations	(0.37)	0.57	0.95	1.17	(0.21)

LESS DISTRIBUTIONS:
From net investment income	(0.11)	(0.01)	(0.05)	-	-
From return of capital	-	-	-	-	(0.01)

Total distributions	(0.11)	(0.01)	(0.05)	-	(0.01)

Net asset value, end of period	$8.42	$8.90	$8.34	$7.44	$6.27

Total return (B)(C)	(4.16)%	6.82%	12.78%	18.66%	(3.29)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$33,071	$36,951	$34,466	$32,250	$31,269
Ratio of expenses to average net assets (D)	1.08%	1.07%	1.08%	1.15%	1.05%
Ratio of net investment income (loss), to average net assets (D)(E)	0.37%	1.34%	0.24%	(0.60)%	(0.23)%
Portfolio turnover rate	24%	14%	19%	33%	22%
(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)	Total return calculation does not reflect sales load.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(D)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.
(E)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Timothy Strategic Growth Fund (Class C Shares)

Selected data based on a share outstanding throughout each period

	For the Year ended September 30, 2015	For the Year ended September 30, 2014	For the Year ended September 30, 2013	For the Year ended September 30, 2012	For the Year ended September 30, 2011

Net asset value, beginning of period	$8.15	$7.69	$6.87	$5.82	$6.09

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	(0.02)	0.03	(0.04)	(0.01)	(0.07)
Net realized and unrealized gain (loss) on investments	(0.38)	0.43	0.86	1.06	(0.20)

Total from investment operations	(0.40)	0.46	0.82	1.05	(0.27)

LESS DISTRIBUTIONS:
From net investment income	(0.05)	-	-	-	-

Total distributions	(0.05)	-	-	-	-

Net asset value, end of period	$7.70	$8.15	$7.69	$6.87	$5.82

Total return (B)(C)	(4.89)%	5.98%	11.94%	18.04%	(4.43)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$7,713	$8,842	$7,668	$6,836	$6,446
Ratio of expenses to average net assets (D)	1.84%	1.82%	1.83%	1.90%	1.82%
Ratio of net investment income (loss), to average net assets (D)(E)	(0.29)%	0.50%	(0.52)%	(0.22)%	(1.00)%
Portfolio turnover rate	24%	14%	19%	33%	22%
(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)	Total return calculation does not reflect redemption fee.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(D)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.
(E)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Timothy Conservative Growth Fund (Class A Shares)

Selected data based on a share outstanding throughout each period

	For the Year ended September 30, 2015	For the Year ended September 30, 2014	For the Year ended September 30, 2013	For the Year ended September 30, 2012	For the Year ended September 30, 2011

Net asset value, beginning of period	$11.01	$10.51	$9.95	$8.80	$8.83

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.06	0.14	0.03	0.07	0.04
Net realized and unrealized gain (loss) on investments	(0.32)	0.41	0.61	1.09	0.01

Total from investment operations	(0.26)	0.55	0.64	1.16	0.05

LESS DISTRIBUTIONS:
From net investment income	(0.10)	(0.05)	(0.08)	(0.01)	(0.08)
From net realized gains on investments	(0.33)	-	-	-	-

Total distributions	(0.43)	(0.05)	(0.08)	(0.01)	(0.08)

Net asset value, end of period	$10.32	$11.01	$10.51	$9.95	$8.80

Total return (B)(C)	(2.47)%	5.23%	6.44%	13.22%	0.50%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$44,706	$47,543	$44,238	$40,042	$35,331
Ratio of expenses to average net assets (D)	1.07%	1.05%	1.05%	1.11%	1.05%
Ratio of net investment income to average net assets (D)(E)	0.53%	1.26%	0.25%	0.71%	0.48%
Portfolio turnover rate	25%	19%	22%	32%	23%
(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)	Total return calculation does not reflect sales load.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(D)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.
(E)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Timothy Conservative Growth Fund (Class C Shares)

Selected data based on a share outstanding throughout each period

	For the Year ended September 30, 2015	For the Year ended September 30, 2014	For the Year ended September 30, 2013	For the Year ended September 30, 2012	For the Year ended September 30, 2011

Net asset value, beginning of period	$10.22	$9.79	$9.27	$8.24	$8.32

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	(0.01)	0.03	(0.05)	(0.01)	(0.02)
Net realized and unrealized gain (loss) on investments	(0.30)	0.40	0.57	1.04	-	*

Total from investment operations	(0.31)	0.43	0.52	1.03	(0.02)

LESS DISTRIBUTIONS:
From net investment income	-	-	-	-	(0.06)
From net realized gains on investments	(0.33)	-	-	-	-

Total distributions	(0.33)	-	-	-	(0.06)

Net asset value, end of period	$9.58	$10.22	$9.79	$9.27	$8.24

Total return (B)(C)	(3.19)%	4.39%	5.61%	12.50%	(0.25)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$11,135	$12,359	$10,419	$9,191	$7,963
Ratio of expenses to average net assets (D)	1.82%	1.79%	1.80%	1.86%	1.80%
Ratio of net investment income (loss), to average net assets (D)(E)	(0.14)%	0.41%	(0.50)%	(0.06)%	(0.27)%
Portfolio turnover rate	25%	19%	22%	32%	23%

*Amount is less than $0.005 per share.

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)	Total return calculation does not reflect redemption fees.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(D)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.
(E)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Timothy Emerging Markets Fund (Class A Shares)

Selected data based on a share outstanding throughout the period

	For the Year ended September 30, 2015	For the Year ended September 30, 2014	For the Period ended September 30, 2013 (A)

Net asset value, beginning of period	$10.23	$10.53	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (B)	0.04	(0.02)	(0.08)
Net realized and unrealized gain (loss) on investments	(3.35)	0.08	0.61

Total from investment operations	(3.31)	0.06	0.53

LESS DISTRIBUTIONS:
From net investment income	(0.04)	-	-
From net realized gains on investments	(0.54)	(0.36)	-

Total distributions	(0.58)	(0.36)	-

Net asset value, end of period	$6.34	$10.23	$10.53

Total return (C)(D)	(33.78)%	0.61%	5.30%	(E)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$5,981	$10,803	$8,675
Ratios to average net assets
Expenses, before waiver and reimbursement	2.50%	2.55%	-
Expenses, net waiver and reimbursement	2.45%	2.55%	3.03%	(F)
Net investment income (loss), before waiver and reimbursement	0.36%	(0.19)%	-
Net investment income (loss), net waiver and reimbursement	0.41%	(0.19)%	(0.95)%	(F)
Portfolio turnover rate	37%	39%	19%	(E)
(A)	For the period December 3, 2012 (Commencement of Operations) to September 30, 2013.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)	Total return calculation does not reflect sales load.
(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(E)	For periods of less than one full year, total return and turnover are not annualized.
(F)	Annualized.

The accompanying notes are an integral part of these financial statements.

Timothy Emerging Markets Fund (Class C Shares)

Selected data based on a share outstanding throughout the period

	For the Year ended September 30, 2015	For the Year ended September 30, 2014	For the Period ended September 30, 2013 (A)

Net asset value, beginning of period	$10.09	$10.48	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(B)	(0.02)	(0.09)	(0.12)
Net realized and unrealized gain (loss) on investments	(3.30)	0.06	0.60

Total from investment operations	(3.32)	(0.03)	0.48

LESS DISTRIBUTIONS:
From net realized gains on investments	(0.54)	(0.36)	-

Total distributions	(0.54)	(0.36)	-

Net asset value, end of period	$6.23	$10.09	$10.48

Total return (C)(D)	(34.29)%	(0.27)%	4.80%	(E)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$498	$883	$291
Ratios to average net assets
Expenses, before waiver and reimbursement	3.26%	3.25%	-
Expenses, net waiver and reimbursement	3.21%	3.25%	3.76%	(F)
Net investment loss, before waiver and reimbursement	(0.39)%	(0.83)%	-
Net investment loss, net waiver and reimbursement	(0.34)%	(0.83)%	(1.39)%	(F)
Portfolio turnover rate	37%	39%	19%	(E)
(A)	For the period December 3, 2012 (Commencement of Operations) to September 30, 2013.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)	Total return calculation does not reflect redemption fee.
(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(E)	For periods of less than one full year, total return and turnover are not annualized.
(F)	Annualized.

The accompanying notes are an integral part of these financial statements.

Timothy Emerging Markets Fund (Class I Shares)

Selected data based on a share outstanding throughout the period

	For the Year ended September 30, 2015	For the Year ended September 30, 2014		For the Period ended September 30, 2013 (A)

Net asset value, beginning of period	$10.25	$10.53		$9.96

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (B)	0.08	0.03		-	*
Net realized and unrealized gain (loss) on investments	(3.38)	0.05	(F)	0.57

Total from investment operations	(3.30)	0.08		0.57

LESS DISTRIBUTIONS:
From net investment income	(0.06)	-		-
From net realized gains on investments	(0.54)	(0.36)		-

Total distributions	(0.60)	(0.36)		-

Net asset value, end of period	$6.35	$10.25		$10.53

Total return (C)	(33.04)%	0.81%		5.72%	(D)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$329	$333		$106	+
Ratios to average net assets
Expenses, before waiver and reimbursement	2.26%	2.25%		-
Expenses, before waiver and reimbursement	2.21%	2.25%		2.78%	(E)
Net investment income (loss), before waiver and reimbursement	0.90%	0.25%		-
Net investment income (loss), net waiver and reimbursement	0.95%	0.26%		(0.70%)	(E)
Portfolio turnover rate	37%	39%		19%	(D)

* Amount is less than $0.005 per share.

+ Actual net assets not truncated.

(A)	For the period August 1, 2013 (Commencement of Operations) to September 30, 2013.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.
(D)	For periods of less than one full year, total return and turnover are not annualized.
(E)	Annualized.
(F)	Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

The accompanying notes are an integral part of these financial statements.

Timothy Growth & Income Fund (Class A Shares)

Selected data based on a share outstanding throughout the period

	For the Year ended September 30, 2015	For the Period ended September 30, 2014 (A)

Net asset value, beginning of period	$10.95	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (B)	0.01	(0.02)
Net realized and unrealized gain (loss) on investments	(0.42)	0.97

Total from investment operations	(0.41)	0.95

LESS DISTRIBUTIONS:
From net investment income	(0.01)	-

Total distributions	(0.01)	-

Net asset value, end of period	$10.53	$10.95

Total return (C,D)	(3.75)%	9.50%	(E)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$26,378	$24,272
Ratios to average net assets
Expenses, before waiver and reimbursement	1.56%	1.68%	(F)
Expenses, net waiver and reimbursement	1.51%	1.67%	(F)
Net investment income (loss), before waiver and reimbursement	0.08%	(0.21%)	(F)
Net investment income (loss), net waiver and reimbursement	0.13%	(0.21%)	(F)
Portfolio turnover rate	75%	21%	(E)
(A)	For the period October 1, 2013 (Commencement of Operations) to September 30, 2014.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)	Total return calculation does not reflect sales load.
(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
(E)	For periods of less than one full year, total return and turnover are not annualized.
(F)	Annualized.

The accompanying notes are an integral part of these financial statements.

Timothy Growth & Income Fund (Class C Shares)

Selected data based on a share outstanding throughout the period

	For the Year ended September 30, 2015	For the Period ended September 30, 2014 (A)

Net asset value, beginning of period	$10.87	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (B)	(0.06)	(0.08)
Net realized and unrealized gain (loss) on investments	(0.42)	0.95

Total from investment operations	(0.48)	0.87

Net asset value, end of period	$10.39	$10.87

Total return (C,D)	(4.42)%	8.70%	(E)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$3,330	$2,081
Ratios to average net assets
Expenses, before waiver and reimbursement	2.30%	2.20%	(F)
Expenses, net waiver and reimbursement	2.25%	2.19%	(F)
Net investment loss, before waiver and reimbursement	(0.60%)	(0.72%)	(F)
Net investment loss, net waiver and reimbursement	(0.62%)	(0.70%)	(F)
Portfolio turnover rate	75%	21%	(E)
(A)	For the period October 1, 2013 (Commencement of Operations) to September 30, 2014.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)	Total return calculation does not reflect redemption fee.
(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
(E)	For periods of less than one full year, total return and turnover are not annualized.
(F)	Annualized.

The accompanying notes are an integral part of these financial statements.

Timothy Growth & Income Fund (Class I Shares)

Selected data based on a share outstanding throughout the period

	For the Year ended September 30, 2015	For the Period ended September 30, 2014 (A)

Net asset value, beginning of period	$10.96	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.04	0.04
Net realized and unrealized gain (loss) on investments	(0.42)	0.92	(F)

Total from investment operations	(0.38)	0.96

LESS DISTRIBUTIONS:
From net investment income	(0.02)	-

Total distributions	(0.02)	-

Net asset value, end of period	$10.56	$10.96

Total return (C)	(3.50)%	9.60%	(D)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$1,573	$1,507
Ratios to average net assets
Expenses, before waiver and reimbursement	1.31%	1.18%	(E)
Expenses, net waiver and reimbursement	1.26%	1.16%	(E)
Net investment income (loss), before waiver and reimbursement	0.32%	0.30%	(E)
Net investment income (loss), net waiver and reimbursement	0.38%	0.31%	(E)
Portfolio turnover rate	75%	21%	(D)
(A)	For the period October 1, 2013 (Commencement of Operations) to September 30, 2014.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
(D)	For periods of less than one full year, total return and turnover are not annualized.
(E)	Annualized.
(F)	Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

September 30, 2015

Timothy Plan Family of Funds

Note 1 | Significant Accounting Policies

The Timothy Plan (the “Trust”) is organized as a series of a Delaware business trust pursuant to a trust agreement dated December 16, 1993. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company. As of March 31, 2015, the Trust consisted of fifteen series. These financial statements include the following thirteen series: Timothy Plan Aggressive Growth Fund, Timothy Plan International Fund, Timothy Plan Large/Mid Cap Growth Fund, Timothy Plan Small Cap Value Fund, Timothy Plan Large/Mid Cap Value Fund, Timothy Plan Fixed Income Fund, Timothy Plan High Yield Bond Fund, Timothy Plan Defensive Strategies Fund, Timothy Plan Israel Common Values Fund, Timothy Plan Strategic Growth Fund, Timothy Plan Conservative Growth Fund, Timothy Plan Emerging Markets Fund and Timothy Plan Growth & Income Fund (the “Funds”).

The Timothy Plan Aggressive Growth Fund’s investment objective is long-term growth of capital. The Fund seeks to achieve its investment objective by normally investing at least 80% of the Fund’s total assets in U.S. common stocks without regard to market capitalizations and investing in the securities of a limited number of companies which the Fund’s Advisor believes show a high probability for superior growth.

The Timothy Plan International Fund’s investment objective is long-term growth of capital. The Fund seeks to achieve its investment objective by normally investing at least 80% of the Fund’s total assets in the common stock and similar securities of foreign companies through the purchase of American Depositary Receipts (“ADRs”) without regard to market capitalization, investing its assets in the ADRs of companies which the Fund’s Advisor believes show a high probability for superior growth, and allocating investments across countries and regions considering the size of the market in each country and region relative to the size of the international market as a whole. Although the Fund maintains a diversified investment portfolio, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

The Timothy Plan Large/Mid Cap Growth Fund’s investment objective is long-term growth of capital. Current income is not a significant investment consideration and any such income realized will be considered incidental to the Fund’s investment objective. The Fund seeks to achieve its investment objective by normally investing at least 80% of the Fund’s total assets in U.S. common stocks with market capitalizations in excess of $2 billion.

The Timothy Plan Small Cap Value Fund’s primary objective is long-term capital growth, with a secondary objective of current income. The Fund seeks to achieve its investment objective by primarily investing at least 80% of its assets in U.S. common stocks whose market capitalization is generally less than $2 billion.

The Timothy Plan Large/Mid Cap Value Fund’s investment objective is long-term capital growth, with a secondary objective of current income. The Fund seeks to achieve its investment objective by primarily investing in U.S. common stocks. The Fund will invest at least 80% of its assets in the common stock of companies whose total market capitalization generally exceeds $2 billion.

The Timothy Plan Fixed Income Fund seeks to generate a high level of current income consistent with prudent investment risk. To achieve its investment objective, the Fund normally invests in a diversified portfolio of debt securities. These include corporate bonds, U.S. Government and agency securities, convertible securities and preferred securities. The Fund will generally only purchase high quality securities.

The Timothy Plan High Yield Bond Fund’s investment objective is to generate a high level of current income. To achieve its investment objective, the Fund normally invests in a diversified portfolio of debt securities. These include corporate bonds, U.S. Government and agency securities, convertible securities and preferred securities. The Fund will generally purchase securities that are not investment-grade, meaning securities with a rating of “BBB” or lower as rated by Standard and Poor’s or a comparable rating by another nationally recognized rating agency. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

Notes to Financial Statements

September 30, 2015 (Continued)

Timothy Plan Family of Funds

The Timothy Plan Defensive Strategies Fund’s investment objective is the protection of principal through aggressive, proactive reactions to prevailing economic conditions. To achieve its investment objective, the Fund normally invests in Real Estate Investment Trusts (“REITs”), commodities based Exchange-Traded Funds (“ETFs”), Treasury Inflation Protected Securities (“TIPS”), and currently holds gold and silver bullion. The fund is non-diversified.

The Timothy Plan Israel Common Values Fund seeks to provide long-term growth of capital. This Fund seeks to achieve its investment objectives by normally investing at least 80% of the Fund’s total assets in the common stock of companies domiciled and/or headquartered in Israel through the purchase of American Depositary Receipts (ADRs) and direct investments in such companies on foreign stock exchanges, without regard to market capitalizations.

The Timothy Plan Strategic Growth Fund seeks to generate medium to high levels of long-term capital growth. The Fund seeks to achieve its investment objective by normally investing at least 75% of its net assets in the following Funds which are other series of the Trust: approximately 2-10% of its net assets in the Timothy Plan Small Cap Value Fund; approximately 10-20% of its net assets in the Timothy Plan Large/Mid Cap Value Fund; approximately 10-20% of its net assets in the Timothy Plan Large/Mid Cap Growth Fund; approximately 6-18% of its net assets in the Timothy Plan High Yield Bond Fund; approximately 10-20% of its net assets in the Timothy Plan International Fund; approximately 2-10% of its net assets in the Timothy Plan Aggressive Growth Fund; approximately 10-30% of its net assets in the Timothy Plan Defensive Strategies Fund; approximately 0-10% of its net assets in the Timothy Plan Israel Common Values Fund; approximately 0-10% of its net assets in the Timothy Plan Emerging Markets Fund; and approximately 5-20% of its net assets in the Timothy Plan Growth & Income Fund.

The Timothy Plan Conservative Growth Fund seeks to generate moderate levels of long-term capital growth with a secondary objective of current income. The Fund seeks to achieve its investment objective by normally investing at least 75% of its net assets in the following Funds which are other series of the Trust: approximately 2-10% of its net assets in the Timothy Plan Small Cap Value Fund; approximately 5-15% of its net assets in the Timothy Plan Large/Mid Cap Value Fund; approximately 5-15% of its net assets in the Timothy Plan Large/Mid Cap Growth Fund; approximately 2-5% of its net assets in the Timothy Plan Aggressive Growth Fund; approximately 6-15% of its net assets in the Timothy Plan High Yield Bond Fund; approximately 0-10% of its net assets in the Timothy Plan International Fund; approximately 20%-40% of its net assets in the Timothy Plan Fixed Income Fund; approximately 10-30% of its net assets in the Timothy Plan Defensive Strategies Fund; approximately 0-10% of its net assets in the Timothy Plan Israel Common Values Fund; approximately 0-10% of its net assets in the Timothy Plan Emerging Markets Fund; and approximately 5-20% of its net assets in the Timothy Plan Growth & Income Fund.

The Timothy Plan Emerging Markets Fund commenced operations on December 3, 2012. The Fund’s investment objective is long-term growth of capital. The Fund seeks to achieve its investment objectives by normally investing at least 80% of the Fund’s total assets in the common stock of companies domiciled and/or headquartered in countries that the Fund’s Advisor believes are experiencing rapid or above average growth or industrialization through the purchase of American Depositary Receipts (ADRs) and direct investments in such companies on foreign stock exchanges, without regard to market capitalizations.

The Timothy Plan Growth & Income Fund commenced operations on October 1, 2013. The Fund’s investment objective is to provide total return through a combination of growth and income and preservation of capital in declining markets. The Fund seeks to achieve its investment objectives by employing a proprietary investment model to select equity securities for the Fund that the Fund’s Advisor believes are undervalued and more likely to appreciate. The Fund’s Advisor focuses on characteristics such as management commitment, value and neglect, and on equity securities that are underrepresented by institutional investors. The Fund’s Advisor also assesses a number of fundamental factors such as earnings, earnings trends, price earnings multiples, return on assets and other financial statement data, as well as other proprietary calculations. The model evaluates over 8,500 companies of all capitalization ranges. For the Fund, the Fund’s Advisor refines the model by using a capitalization screen and evaluates thousands of companies within the appropriate capitalization range. The Fund’s Advisor normally will sell a security when the investment no longer meets the Funds Advisor’s investment criteria.

Notes to Financial Statements

September 30, 2015 (Continued)

Timothy Plan Family of Funds

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”) for investment companies. The Funds follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

A.	SECURITY VALUATION AND FAIR VALUE MEASUREMENTS

All investments in securities are recorded at their estimated fair value as described in Note 2.

B.	INVESTMENT INCOME AND SECURITIES TRANSACTIONS

Security transactions are accounted for on the date the securities are purchased or sold (trade date). The costing method for the Timothy Plan Funds is FIFO (first-in-first-out). Dividend income is recognized on the ex-dividend date. Interest income and expenses are recognized on an accrual basis. The Timothy Plan Aggressive Growth Fund, Large/Mid Cap Growth Fund, Large/Mid Cap Value Fund, Small Cap Value Fund, Israel Common Values Fund, Defensive Strategies Fund and Emerging Markets Fund have made certain investments in REITs and Master Limited Partnerships (“MLPs”). Dividend income from REITs and MLPs is recognized on the ex-dividend date. It is common for distributions from REITs and MLPs to exceed taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. Income or loss from the MLPs is reclassified upon receipt of the MLPs’ K-1. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in REITS are reported to the Funds after the end of the calendar year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the calendar year. Estimates are based on the most recent REIT distribution information available. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

C.	FOREIGN CURRENCY

Investment securities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

D.	GOLD/SILVER RISK FACTORS

There is a risk that some or all of the Trust’s gold and silver bars held by the Custodian or any sub-custodian on behalf of the Trust could be lost, damaged or stolen. Access to the Trust’s gold bars could be restricted by natural events (such as an earthquake) or human actions (such as a terrorist attack). Any of these events may adversely affect the operations of the Trust and, consequently, an investment in the fund shares.

Notes to Financial Statements

September 30, 2015 (Continued)

Timothy Plan Family of Funds

Several factors may affect the price of gold and silver, including but not limited to:

●	Global or regional political, economic or financial events and situations;
●	Investors’ expectations with respect to the rate of inflation;
●	Currency exchange rates;
●	Interest rates; and
●	Investment and trading activities of hedge funds and commodity funds.

E.	NET ASSET VALUE PER SHARE

The Net Asset Value (“NAV”) per share of the capital stock of the Funds is determined daily as of the close of trading on the New York Stock Exchange by dividing the value of its net assets by the number of Fund shares outstanding. The NAV is calculated separately for each class of each Fund in the Trust. The net asset value of the classes may differ because of different fees and expenses charged to each class.

F.	EXPENSES

Expenses incurred by the Trust that do not relate to a specific Fund of the Trust are allocated to the individual Funds based on each Fund’s relative net assets or another appropriate basis as determined by the Board of Trustees (the “Board”).

G.	CLASSES

There are three classes of shares currently offered by the Trust: Class A shares are offered with a front-end sales charge and ongoing service/distribution fees; Class C shares are offered with a contingent deferred sales charge (“CDSC”) that ends after the first year and ongoing service and distribution fees; Class I shares, which commenced operations on August 1, 2013, are offered without any sales charges or ongoing service distribution fees.

Class specific expenses are borne by each specific class. Income, expenses, and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative daily net assets.

H.	USE OF ESTIMATES

In the preparation of financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the year ended. Actual results could differ from those estimates.

I.	FEDERAL INCOME TAXES

It is the policy of each Fund to continue to comply with all requirements under subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Each Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income or gains. Therefore, no federal income tax or excise provision is required.

As of September 30, 2015, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended September 30, 2015, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. federal tax authorities for tax years before 2012, or since inception if after 2012, and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially within the next twelve months.

Notes to Financial Statements

September 30, 2015 (Continued)

Timothy Plan Family of Funds

J.	INDEMNIFICATION

The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

K.	DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or Net Asset Values (NAVs) per share of the Funds. Reclassifications for the fiscal year ended September 30, 2015 are as follows:

Fund	Paid In Capital	Undistributed Ordinary Income (Loss)	Accumulated Net Realized Gains (Loss)
Aggressive Growth Fund	$-	$274,428	$(274,428)
International Fund	-	252,419	(252,419)
Large/Mid Cap Growth Fund	-	149,941	(149,941)
Small Cap Value Fund	(113,905)	120,128	(6,223)
Large/Mid Cap Value Fund	-	724	(724)
Fixed Income Fund	-	270,344	(270,344)
Israel Common Values Fund	(28,148)	242,118	(213,970)
Defensive Strategies Fund	(27,965)	851,418	(823,453)
Emerging Markets Fund	-	(3,706)	3,706
Growth & Income Fund	-	25,865	(25,865)

L.	SUB-CUSTODIAN

Effective May 22, 2015, the Timothy Plan Family of Funds entered into a precious metals storage agreement with Brink’s Global Services U.S.A., Inc. to maintain the custody of the gold and silver held in the Timothy Plan Defensive Strategies Fund.

Note 2 | Security Valuation and Fair Value Measurements

Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Notes to Financial Statements

September 30, 2015 (Continued)

Timothy Plan Family of Funds

VALUATION OF FUND OF FUNDS

A Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value based upon methods established by the board of directors of the Underlying Funds.

Open-ended funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

OPTIONS TRANSACTIONS –The Funds are subject to equity price risk in the normal course of pursuing their investment objectives and may purchase or sell options to help hedge against this risk.

Each Fund may write call options only if it (i) owns an offsetting position in the underlying security or (ii) has an absolute or immediate right to acquire that security without additional cash consideration or exchange of other securities held in its portfolio.

When the Funds write a call option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Funds enter into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, the Funds have no control over whether the option will be exercised and, as a result, retain the market risk of an unfavorable change in the price of the security underlying the written option.

The Funds may purchase put and call options. Call options are purchased to hedge against an increase in the value of securities held in a Fund’s portfolio. If such an increase occurs, the call options will permit the Fund to purchase the securities underlying such options at the exercise price, not at the current market price. Put options are purchased to hedge against a decline in the value of securities held in a Fund’s portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to a Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty credit risk to the Funds since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

For the year ended September 30, 2015, The Timothy Plan Defensive Strategies Fund had net unrealized appreciation of $138,072, on purchased options subject to equity price risk and this unrealized appreciation amount is included in the line items marked “Net change in unrealized appreciation (depreciation) on options purchased” on the Statement of Operations. The changes in unrealized gains and losses on derivative instruments during the year as disclosed in the Statements of Operations serve as indicators of the volume of derivative activity for the Funds.

Notes to Financial Statements

September 30, 2015 (Continued)

Timothy Plan Family of Funds

The Trust utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

●Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

●Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

●Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Each Fund generally determines the total value of each class of its shares by using market prices for the securities comprising its portfolio. Equity securities, including common stock, ADRs, REITs, MLPs, ETFs and warrants are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor or Sub-Advisor believes such prices more accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Equity securities traded on inactive markets or valued by reference to similar instruments are categorized as a Level 2. When market quotations are not readily available, when the Advisor or Sub-Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor or Sub-Advisor, in conformity with guidelines adopted by and subject to review by the Board. These securities will generally be categorized as Level 3 securities.

Investments in commodities are valued at the spot rate at 4:00 p.m. Eastern time each business day and are categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending NAV provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

Fixed income securities such as corporate bonds, restricted corporate bonds, asset-backed securities, mortgage-backed securities, U.S. government securities, U.S. government agency securities and treasury inflation protected securities, when valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Advisor or Sub-Advisor believes such prices more accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. These securities will generally be categorized as Level 2 securities. If the Advisor or Sub-Advisor decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor or Sub-Advisor, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities.

Notes to Financial Statements

September 30, 2015 (Continued)

Timothy Plan Family of Funds

Short-term investments in fixed income securities (those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity) may be valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

The Board has delegated to the Advisor and/or Sub-Advisors responsibility for determining the value of Fund portfolio securities under certain circumstances. Under such circumstances, the Advisor or Sub-Advisor will use its best efforts to arrive at the fair value of a security held by the Fund under all reasonably ascertainable facts and circumstances. The Advisor must prepare a report for the Board not less than quarterly containing a complete listing of any securities for which fair value pricing was employed and detailing the specific reasons for such fair value pricing. The Board has adopted written policies and procedures to guide the Advisor and Sub-Advisors with respect to the circumstances under which, and the methods to be used, in fair valuing securities.

The following is a summary of the inputs used to value each Fund’s assets as of September 30, 2015:

Aggressive Growth Fund

Assets	Level 1	Level 2	Level 3	Total
Common Stock	$13,735,666	$-	$-	$13,735,666
Master Limited Partnerships	228,840	-	-	228,840
REITs	45,967	-	-	45,967
Money Market Fund	6,228,288	-	-	6,228,288
Total	$20,238,761	$-	$-	$20,238,761

International Fund

Assets	Level 1	Level 2	Level 3	Total
Common Stock	$43,871,857	$1,560,550	$-	$45,432,407
Money Market Fund	12,580,078	-	-	12,580,078
Total	$56,451,935	$1,560,550	$-	$58,012,485

Large/Mid Cap Growth Fund

Assets	Level 1	Level 2	Level 3	Total
Common Stock	$41,467,263	$-	$-	$41,467,263
Master Limited Partnerships	856,474	-	-	856,474
Money Market Fund	18,045,485	-	-	18,045,485
Total	$60,369,222	$-	$-	$60,369,222

Small Cap Value Fund

Assets	Level 1	Level 2	Level 3	Total
Common Stock	$36,546,479	$-	$-	$36,546,479
Master Limited Partnerships	759,248	-	-	759,248
REITs	5,137,833	-	-	5,137,833
Money Market Fund	39,258,935	-	-	39,258,935
Total	$81,702,495	$-	$-	$81,702,495

Notes to Financial Statements

September 30, 2015 (Continued)

Timothy Plan Family of Funds

Large/Mid Cap Value Fund

Assets	Level 1	Level 2	Level 3	Total
Common Stock	$73,013,864	$-	$-	$73,013,864
Master Limited Partnerships	1,480,860	-	-	1,480,860
REITs	3,262,112	-	-	3,262,112
Money Market Fund	79,227,486	-	-	79,227,486
Total	$156,984,322	$-	$-	$156,984,322

Fixed Income Fund

Assets	Level 1	Level 2	Level 3	Total
Corporate Bonds	$-	$23,624,636	$-	$23,624,636
Government Notes & Bonds	-	24,451,578	-	24,451,578
Government Mortgage-Backed Securities	-	24,894,605	-	24,894,605
Money Market Fund	1,551,614	-	-	1,551,614
Total	$1,551,614	$72,970,819	$-	$74,522,433

High Yield Bond Fund

Assets	Level 1	Level 2	Level 3	Total
Corporate Bonds	$-	$39,024,472	$-	$39,024,472
Money Market Fund	2,146,964	-	-	2,146,964
Total	$2,146,964	$39,024,472	$-	$41,171,436

Israel Common Values Fund

Assets	Level 1	Level 2	Level 3	Total
Common Stock	$10,824,361	$407,868	$-	$11,232,229
REITs	324,132			324,132
Money Market Fund	3,051,032	-	-	3,051,032
Total	$14,199,525	$407,868	$-	$14,607,393

Defensive Strategies Fund

Assets	Level 1	Level 2	Level 3	Total
Common Stock	$12,547,031	$-	$-	$12,547,031
REITs	15,904,810	-	-	15,904,810
Exchange Traded Funds	10,565,928	-	-	10,565,928
Government Mortgage-Backed Securities	-	1,511,319	-	1,511,319
Corporate Bonds	-	1,341,044	-	1,341,044
Treasury Inflation Protected Securities (TIPS)	-	17,046,882	-	17,046,882
Alternative Investments	8,358,660	-	-	8,358,660
Purchased Put Options	578,900	-	-	578,900
Money Market Fund	18,443,599	-	-	18,443,599
Total	$66,398,928	$19,899,245	$-	$86,298,173

Notes to Financial Statements

September 30, 2015 (Continued)

Timothy Plan Family of Funds

Strategic Growth Fund

Assets	Level 1	Level 2	Level 3	Total
Mutual Funds	$34,624,408	$-	$-	$34,624,408
Money Market Fund	6,264,084	-	-	6,264,084
Total	$40,888,492	$-	$-	$40,888,492

Conservative Growth Fund

Assets	Level 1	Level 2	Level 3	Total
Mutual Funds	$44,735,810	$-	$-	$44,735,810
Money Market Fund	11,248,708	-	-	11,248,708
Total	$55,984,518	$-	$-	$55,984,518

Emerging Markets Fund

Assets	Level 1	Level 2	Level 3	Total
Common Stock	$5,381,814	$4,181	$5,513	$5,391,508
Preferred Stock	493,632	-	-	493,632
REITs	267,991	-	-	267,991
Money Market Fund	672,283	-	-	672,283
Total	$6,815,720	$4,181	$5,513	$6,825,414

Growth & Income Fund

Assets	Level 1	Level 2	Level 3	Total
Common Stock	$14,810,557	$-	$-	$14,810,557
Exchange Traded Funds	148,106	-	-	148,106
Corporate Bonds	-	489,530	-	489,530
Government Notes & Bonds	-	13,389,263	-	13,389,263
Money Market Fund	2,638,937	-	-	2,638,937
Total	$17,597,600	$13,878,793	$-	$31,476,393

Refer to the Schedules of Investments for industry classifications.

During the year ended September 30, 2015, there were transfers in and out of Level 1 & Level 2. The Funds’ policy is to recognize transfers at the end of the reporting period.

The following amounts were transfers in/(out) of Level 2 assets:

Israel Common Values Fund
	Common Stock	Total
Transfers into Level 2 from Level 1	$407,868	$407,868
Transfers from Level 2 into Level 1	-	-
The reason for transfers is due to lack of market activity.

Notes to Financial Statements

September 30, 2015 (Continued)

Timothy Plan Family of Funds

International
	Common Stock	Total
Transfers into Level 2 from Level 1	$1,560,550	$1,560,550
Transfers from Level 2 into Level 1	-	-
The reason for transfers is due to lack of market activity.

Emerging Markets Fund
	Common Stock	Total
Transfers from Level 2 into Level 3	$5,513	$5,513
Transfers from Level 2 into Level 1	152,975	152,975

The following is a reconciliation of assets in which Level 3 inputs were used in determining value:

Emerging Markets Fund
Common Stock
Beginning Balance	$ -
Total realized gain (loss)	-
Cost of Purchases	-
Proceeds from Sales	-
Return of Capital	-
Net transfers in/out of level 3	5,513
Ending Balance	$ 5,513

Note 3  |  Purchases and Sales of Securities

The following is a summary of the cost of purchases and proceeds from the sale of securities, other than short-term investments, for the year ended September 30, 2015:

	Purchases		Sales
Fund	U.S. Gov’t Obligations	Other	U.S. Gov’t Obligations	Other
Aggressive Growth	$-	$31,645,079	$-	$40,118,258
International	-	17,004,698	-	23,228,747
Large/Mid Cap Growth	-	42,494,025	-	59,875,808
Small Cap Value	-	20,500,222	-	59,730,307
Large/Mid Cap Value	-	14,323,807	-	88,613,831
Fixed Income	20,382,185	1,246,050	9,246,750	10,819,683
High Yield Bond	-	16,549,387	-	16,278,111
Israel Common Values	-	3,625,431	-	6,170,841
Defensive Strategies	7,204,257	17,910,629	7,197,637	18,682,578
Strategic Growth *	-	10,211,525	-	17,887,308
Conservative Growth *	-	13,838,411	-	25,687,783
Emerging Markets	-	3,783,060	-	5,056,387
Growth & Income	8,354,954	18,697,642	8,502,630	14,448,095

* The security transactions are purchases and sales of affiliated funds.

Notes to Financial Statements

September 30, 2015 (Continued)

Timothy Plan Family of Funds

Note 4  |  Investment Management Fee and Other Transactions with Affiliates

Timothy Partners, Ltd., (“TPL”) is the investment advisor for the Funds pursuant to an investment advisory agreement (the “Agreement”) that was renewed by the Board on February 27, 2015. TPL supervises the investment of the assets of each Fund in accordance with the objectives, policies and restrictions of the Trust. Under the terms of the Agreement, as amended, TPL receives a fee, accrued daily and paid monthly, at an annual rate of 1.20% of the average daily net assets of the Timothy Plan Emerging Markets Fund; 1.00% of the average daily net assets of the Timothy Plan International Fund and Timothy Plan Israel Common Values Fund; 0.85% of the average daily net assets of the Timothy Plan Aggressive Growth, the Timothy Plan Small Cap Value, the Timothy Plan Large/Mid Cap Growth, the Timothy Plan Growth & Income, and the Timothy Plan Large/Mid Cap Value Funds; 0.60% of the average daily net assets of the Timothy Plan Fixed Income, the Timothy Plan High Yield Bond, and the Timothy Plan Defensive Strategies Funds; and 0.65% of the average daily net assets of the Timothy Plan Conservative Growth and the Timothy Plan Strategic Growth Funds. TPL has voluntarily agreed to reduce the fee it receives from the Emerging Markets Fund to 1.15%; from the International Fund to 0.95%; from the Small Cap Value Fund, the Large/Mid Cap Growth Fund, the Growth & Income Fund, and the Large/Mid Cap Value Fund to 0.80%; from the Aggressive Growth Fund to 0.75%; from the High Yield Bond Fund and the Defensive Strategies Fund to 0.55%; and from the Fixed Income Fund to 0.40%. Such voluntary fee reductions/reimbursements may be authorized by TPL at any time, but such action shall not obligate TPL to waive any fees in the near future. Such voluntary fee reductions/reimbursements are not subject to future recoupment. An officer and trustee of the Funds is also an officer and owner of the Advisor.

For the year ended September 30, 2015, TPL waived and reimbursed the Funds as follows:

Fund	Year Ended September 30, 2015
Aggressive Growth Fund	$24,010
International Fund	31,052
Large/Mid Cap Growth Fund	33,496
Small Cap Value Fund	44,711
Large/Mid Cap Value Fund	84,280
Fixed Income Fund	154,495
High Yield Bond Fund	22,342
Defensive Strategies Fund	35,976
Emerging Markets Fund	5,321
Growth & Income Fund	16,029

Gemini Fund Services, LLC (“GFS”) provides administrative, fund accounting, and transfer agency services to the Funds pursuant to agreements with the Trust, for which it receives from each Fund: (i) basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses. Fees are billed monthly as follows:

Fund Accounting and Fund Administration Fees:

Fund Complex Base annual fee:

25 basis points (0.25%) on the first $200 million of net assets

15 basis points (0.15%) on the next $200 million of net assets;

8 basis points (0.08%) on the next $600 million of net assets; and

6 basis points (0.06%) on net assets greater than $1 billion.

Transfer agency fees for the Funds are combined with the Fund Accounting and Fund Administration fees under the Trust’s agreement with GFS. Therefore, there is no separate base annual fee per Fund or share class.

An officer of the Trust is also an employee of GFS, and is not paid any fees directly by the Trust for serving in such capacity.

Notes to Financial Statements

September 30, 2015 (Continued)

Timothy Plan Family of Funds

The Timothy Plan Aggressive Growth, Timothy Plan International, Timothy Plan Large/Mid Cap Growth, Timothy Plan Small Cap Value, Timothy Plan Large/Mid Cap Value, Timothy Plan Fixed Income, Timothy Plan High Yield Bond, Timothy Plan Defensive Strategies, Timothy Plan Israel Common Values, Timothy Plan Emerging Markets, and Timothy Plan Growth & Income Funds have adopted shareholder services plans (the “Plans”) pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. The Plans provide that the Funds will pay TPL or others for expenses that relate to the promotion or distribution of shares. Under the Class A Plan, the Funds will pay TPL a fee at an annual rate of 0.25%, payable monthly, of the average daily net assets attributable to such class of shares. Under the Class C Plan, the Funds will pay TPL a fee at an annual rate of 1.00%, payable monthly, of which, 0.25% may be a service fee and 0.75% may be payable to outside broker/dealers, of the average daily net assets attributable to such class of shares. Class I shares are not subject to the shareholder services plan.

The Timothy Plan Conservative Growth and Timothy Plan Strategic Growth Funds have adopted shareholder services plans (the “Plans”) pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. The Plans provide that the Funds will pay TPL or others for expenses that relate to the promotion or distribution of shares. Class A shares of the Funds do not impose a service fee. Under the Class C Plan, the Funds will pay TPL a fee at an annual rate of 0.75%, payable monthly to outside broker/dealers, of the average daily net assets attributable to such class of shares.

For the year ended September 30, 2015, the Funds paid TPL under the terms of the Plans as follows:

Fund	12b-1 Fees
Year Ended September 30, 2015
Aggressive Growth	$87,654
International	178,994
Large/Mid Cap Growth	215,731
Small Cap Value	289,955
Large/Mid Cap Value	553,905
Fixed Income	249,442
High Yield Bond	130,138
Israel Common Values	60,776
Defensive Strategies	285,338
Strategic Growth	63,348
Conservative Growth	90,568
Emerging Markets	31,241
Growth & Income	100,514

TPL also serves as the principal underwriter of the Funds’ shares. An officer and trustee of the Funds is also an officer of the principal underwriter. For the year ended September 30, 2015, TPL received sales charges deducted from the proceeds of sales of Class A capital shares and CDSC fees deducted from the redemption of Class C capital shares as follows:

Notes to Financial Statements

September 30, 2015 (Continued)

Timothy Plan Family of Funds

Fund	(Class A)	(Class C)
Aggressive Growth	$10,884	$623
International	18,014	575
Large/Mid Cap Growth	31,387	1,457
Small Cap Value	28,434	1,685
Large/Mid Cap Value	74,578	3,714
Fixed Income	37,832	1,240
High Yield Bond	17,173	764
Israel Common Values	11,998	1,598
Defensive Strategies	34,349	2,353
Strategic Growth	23,014	798
Conservative Growth	33,674	7,490
Emerging Markets	4,264	305
Growth & Income	34,227	1,737

Note 5 | Control Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates the presumption of control of the Fund under Section 2(a) 9 of the Investment Company Act of 1940. At September 30, 2015, there were no shareholders with ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund.

Certain Timothy Plan Funds own shares of other Timothy Plan Funds. U.S. Bank, N.A., custodian of the Timothy Plan Funds, holds these shares in omnibus accounts, some of which are controlled by National Financial Services, Inc. The following shows the percentage of each Timothy Plan Fund that is held by U.S. Bank, N.A., as custodian of the Timothy Plan Funds. These accounts can be considered affiliated to the Timothy Plan.

Aggressive Growth	14.31%
International	20.19%
Large/Mid Cap Growth	15.93%
Small Cap Value	5.81%
Large/Mid Cap Value	6.40%
Fixed Income	25.05%
High Yield Bond	22.47%
Israel Common Values	23.03%
Defensive Strategies	40.89%
Emerging Markets	49.88%
Growth & Income	38.54%

Note 6 | Underlying Investment in Other Investment Companies

The Funds’ transactions with affiliates represent holdings for which the respective Fund and the underlying investee fund have the same investment advisor or where the investee fund’s investment advisor is under common control with Fund’s investment advisor.

The Timothy Plan Strategic Growth Fund and Conservative Growth had the following transactions during the year ended September 30, 2015, with affiliates:

Notes to Financial Statements

September 30, 2015 (Continued)

Timothy Plan Family of Funds

Strategic Growth	Share Activity				Year Ended September 30, 2015
Fund	Balance September 30, 2014	Purchases	Sales	Balance September 30, 2015	Fair Value	Dividends Credited to Income	Amount of Gain (Loss) Realized on Sale of Shares*
Aggressive Growth	290,580	$34,276	$159,520	165,336	$1,319,383	$28,739	$802,667
International	784,166	11,932	296,758	499,340	4,229,412	-	461,067
Large/Mid Cap Growth	726,025	86,225	330,860	481,390	3,730,772	133,879	1,275,010
Small Cap Value	143,014	27,977	85,024	85,967	1,455,414	136,399	800,408
Large/Mid Cap Value	304,326	31,142	129,822	205,646	3,742,750	48,459	1,498,827
High Yield Bond	630,532	53,122	279,564	404,090	3,491,337	210,536	7,295
Israel Common Values	187,486	12,180	100,279	99,387	1,103,200	-	188,647
Defensive Strategies	502,579	582,877	95,135	990,321	10,437,985	58,542	(88,511)
Emerging Markets	248,955	108,566	146,731	210,790	1,334,304	42,318	(141,934)
Growth & Income	426,068	8,045	75,153	358,960	3,779,851	3,443	72,056

Conservative Growth	Share Activity				Year Ended September 30, 2015
Fund	Balance September 30, 2014	Purchases	Sales	Balance September 30, 2015	Fair Value	Dividends Credited to Income	Amount of Gain (Loss) Realized on Sale of Shares*
Aggressive Growth	146,706	$24,676	$101,557	69,825	$557,200	$14,600	$336,765
International	666,622	43,944	310,325	400,241	3,390,039	-	471,118
Large/Mid Cap Growth	566,804	100,552	338,067	329,289	2,551,989	107,044	963,142
Small Cap Value	157,007	39,210	95,431	100,786	1,706,301	154,641	867,732
Large/Mid Cap Value	234,925	33,720	112,338	156,307	2,844,796	38,074	1,112,285
Fixed Income	1,672,013	167,471	610,888	1,228,596	12,617,677	363,831	71,243
High Yield Bond	537,887	53,888	298,919	292,856	2,530,277	175,299	81,887
Israel Common Values	194,497	18,626	114,268	98,855	1,097,289	-	220,983
Defensive Strategies	629,393	725,112	161,507	1,192,998	12,574,200	75,033	(150,435)
Emerging Markets	171,606	63,046	101,529	133,123	842,671	27,530	(129,511)
Growth & Income	544,933	17,891	180,738	382,086	4,023,371	3,664	192,520

*Includes capital gain distributions from affiliated funds

Note 7  |  Underlying Investment in Other Investment Companies

The Timothy Plan Strategic Growth Fund currently seeks to achieve its investment objectives by investing a portion of its assets in the Timothy Plan Defensive Strategies Fund. The Timothy Plan Small Cap Value Fund and Timothy Plan Large Mid Cap Value Fund seek to achieve their investment objectives by investing a portion of their assets in the Fidelity Institutional Money Market Fund (the “Investments”), a registered open-end fund incorporated in the USA. The Funds may redeem their investments from the Investments at any time if the Advisor determines that it is in the best interest of the Funds and their shareholders to do so.

The performance of the Funds may be directly affected by the performance of the Investments. The annual reports of the Timothy Plan Defensive Strategies Fund and the Fidelity Institutional Money Market Fund, along with the reports of the independent registered public accounting firm are included in the Investments’ N-CSR filings dated September 30, 2014 and March 31, 2015, respectively, at ‘www.sec.gov’. As of September 30, 2015, the percentage of each Fund’s net assets invested in the Investments were 25.6% for Timothy Plan Strategic Growth and 48.1% and 50.5%, respectively, for Timothy Plan Small Cap Value Fund and Timothy Plan Large Mid Cap Value Fund

Note 8  |  Payments by Affiliates

As a result of a trade error, the Timothy Plan International Fund experienced a loss of $4,927.83, all of which was reimbursed by the Advisor.

Notes to Financial Statements

September 30, 2015 (Continued)

Timothy Plan Family of Funds

Note 9 | Distributions to Shareholders and Tax Components of Capital

The tax character of distributions paid during the fiscal year ended September 30, 2015 and the fiscal year ended September 30, 2014 were as follows:

	Aggressive Growth	International *	Large/Mid Cap Growth	Small Cap Value

Year ended September 30, 2015
Ordinary Income	$266,245	$-	$1,410,928	$4,374,626
Long-term Capital Gains	2,463,722	-	5,365,024	10,475,017
Return of Capital	-	-	-	-

	$2,729,967	$-	$6,775,952	$14,849,643

Year ended September 30, 2014
Ordinary Income	$-	$1,012,067	$2,876,614	$3,326,167
Long-term Capital Gains	1,247,804	-	2,470,222	4,215,693
Return of Capital	-	-	-	-

	$1,247,804	$1,012,067	$5,346,836	$7,541,860

	Large/Mid Cap Value	Fixed Income	High Yield Bond	Israel Common Values*	Defensive Strategies

Year ended September 30, 2015
Ordinary Income	$1,359,637	$1,804,410	$1,905,547	$-	$399,307
Long-term Capital Gains	13,476,114	160,551	-	-	289,636
Return of Capital	-	-	-	-	-

	$14,835,751	$1,964,961	$1,905,547	$-	$688,943

Year ended September 30, 2014
Ordinary Income	$575,850	$1,715,115	$1,928,998	$683,503	$375,871
Long-term Capital Gains	9,110,156	166,274	-	8,066	-
Return of Capital	-	-	-	-	-

	$9,686,006	$1,881,389	$1,928,998	$691,569	$375,871

	Strategic Growth	onservative Growt	Emerging Markets*	Growth & Income Fund

Year ended September 30, 2015
Ordinary Income	$535,578	$449,136	$216,184	$792
Long-term Capital Gains	-	1,808,134	538,346	25,865
Return of Capital	-	-	-	-

	$535,578	$2,257,270	$754,530	$26,657

Year ended September 30, 2014
Ordinary Income	$35,399	$207,808	$363,300	$-
Long-term Capital Gains	-	-	-	-
Return of Capital	-	-	-	-

	$35,399	$207,808	$363,300	$-

Notes to Financial Statements

September 30, 2015 (Continued)

Timothy Plan Family of Funds

* The difference between ordinary distributions paid from book and ordinary distributions paid from tax relates to allowable foreign tax credits of $186,200 and $56,302 for the fiscal year ended September 30, 2014 for the International Fund and Israel Common Values Fund, respectively, and $32,144 and $28,397 for fiscal years ended September 30, 2015 and September 30, 2014, respectively, for the Emerging Markets Fund which have been passed through to the Funds’ underlying shareholders.

As of September 30, 2015, the components of distributable earnings on a tax basis were as follows:

	Aggressive Growth	International	Large/Mid Cap Growth	Small Cap Value

Undistributed Ordinary Income	$78,558	$719,367	$84,166	$-
Long-Term Capital Gains	3,036,153	-	6,428,199	8,063,971
Capital Loss Carry Forward	-	(13,943,870)	-	-
Post October and Other Losses	-	(2,515,667)	-	(365,416)
Unrealized Appreciation (Depreciation)	(1,073,081)	5,721,053	1,120,603	(802,154)

	$2,041,630	$(10,019,117)	$7,632,968	$6,896,401

	Large/Mid Cap Value	Fixed Income	High Yield Bond	Israel Common Values

Undistributed Ordinary Income	$-	$58,688	$74,267	$-
Long-Term Capital Gains	19,428,579	-	-	-
Capital Loss Carry Forward	-	-	(776,982)	(235,646)
Post October and Other Losses	(372,604)	(261,835)	(915,954)	(888,575)
Unrealized Appreciation (Depreciation)	16,139,839	302,018	(2,973,931)	980,929

	$35,195,814	$98,871	$(4,592,600)	$(143,292)

	Defensive Strategies	Strategic Growth	Conservative Growth	Emerging Markets

Undistributed Ordinary Income	$-	$111,242	$234,612	$-
Long-Term Capital Gains	-	-	3,321,111	-
Capital Loss Carry Forward	-	(1,584,086)	-	-
Post October and Other Losses	(122,448)	-	-	(864,921)
Unrealized Appreciation (Depreciation)	(4,693,859)	(1,549,038)	(2,431,750)	(3,762,047)

	$(4,816,307)	$(3,021,882)	$1,123,973	$(4,626,968)

	Growth & Income

Undistributed Ordinary Income	$-
Long-Term Capital Gains	-
Capital Loss Carry Forward	-
Post October and Other Losses	(971,507)
Unrealized Appreciation (Depreciation)	847,266

	$(124,241)

The difference between book basis and tax basis unrealized appreciation (depreciation), undistributed net investment income (loss) and accumulated net realized gain (loss) from investments are primarily attributable to the tax deferral of losses on wash sales, mark-to-market on passive foreign investment companies, and open 1256 contracts, and adjustments for grantor trusts, partnerships, Treasury Inflation Protected Securities, and C-Corporation return of capital distributions. The unrealized appreciation (depreciation) in the table above includes unrealized foreign currency losses of $24, $841, $4, $2,732 and $11,037 for the International Fund, Large/Mid Cap Value, Israel Common Values, Defensive Strategies Fund and Emerging Markets, respectively.

Notes to Financial Statements

September 30, 2015 (Continued)

Timothy Plan Family of Funds

Note 10 | Capital Loss Carryforwards, Post October and Other Losses

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds incurred and elected to defer such late year losses as follows.

Fund	Late Year Losses
Small Cap Value	$365,416
Large/Mid Cap Value Fund	372,604
Israel Common Values Fund	114,801
Emerging Markets Fund	42,375

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds incurred and elected to defer such capital losses as follows:

Fund	Late Year Losses
International Fund	$2,515,667
Fixed Income Fund	261,835
High Yield Bond Fund	915,954
Israel Common Values Fund	773,774
Defensive Strategies Fund	122,448
Emerging Markets Fund	822,546
Growth & Income Fund	971,507

At September 30, 2015, the following capital loss carryforwards are available to offset future capital gains.

	Capital Loss Carry Forward		Year	CLCF

Fund	Short-Term	Long-Term	Expiring	Utilized
International Fund	$2,868,555	$-	2016	$-
	8,833,573	-	2017	-
	592,985	-	2018	-
	844,129	-	2019	-
	567,723	236,905	Unlimited
High Yield Bond Fund	776,982	-	2017	-
Strategic Growth Fund	1,584,086	-	2019	4,230,159
Israel Common Values Fund	235,646	-	Unlimited

To the extent these loss carryforwards are used to offset future capital gains, it is probable that the amount, which is offset, will not be distributed to shareholders.

Notes to Financial Statements

September 30, 2015 (Continued)

Timothy Plan Family of Funds

Note 11  |  ACCOUNTING PRONOUNCEMENT

In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent)”. The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Funds’ financial statements and related disclosures.

Note 12  |  SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements

Board Annual Approval/Renewals of Advisory and Sub-Advisory Agreements (Unaudited)

Timothy Partners, Ltd; Investment Advisor to all Funds.

The continuance of the Investment Advisory Agreement (the “IA Agreement”) on behalf of each series of the Trust between the Trust and Timothy Partners, Ltd. (“TPL”) was last approved by the Board of Trustees (“the Board”), including a majority of the Trustees who are not interested persons of the Trust or any person who is a party to the Agreement, at an in-person meeting held on February 27, 2015. The Trust’s Board considered, among others, the factors described below prior to approving the Agreement.

The Trustees, including the Independent Trustees, noted the Advisor’s experience in incorporating and implementing the unique, biblically-based management style that is a stated objective as set forth in the Funds’ prospectus.

To further assist the Board in making its determination as to whether the IA Agreement should be renewed, the Board requested and received the following information: a description of TPL’s business and any personnel changes, a description of the compensation received by TPL from the Funds, information relating to the Advisor’s compliance and operational policies and procedures, and a description of any material legal proceedings or securities enforcement proceedings regarding TPL or its personnel (there were none of either). In addition, the Board requested and received financial statements of TPL for its fiscal year ended December 31, 2014.

The Board also received a report from TPL relating to the fees charged by TPL, both as an aggregate and in relation to fees charged by other advisors to similar funds. The materials prepared by TPL were provided to the Board in advance of the meeting. The Board considered the fees charged by TPL in light of the services provided to the Funds by TPL, the unique nature of the Funds and their moral screening requirements, which are maintained by TPL, and TPL’s role as a manager of managers. After full and careful consideration, the Board, with the independent trustees separately concurring, agreed that the fees charged by TPL were fair and reasonable in light of the services provided to the Funds.

The Board also discussed the nature, extent and quality of TPL’s services to the Funds. In particular, the Board noted with approval TPL’s commitment to maintaining certain targeted expense ratios for the Funds, its efforts in providing comprehensive and consistent moral screens to the investment managers, its efforts in maintaining appropriate oversight of the investment managers to each Fund, and its efforts to maintain ongoing regulatory compliance for the Funds. The Board also discussed TPL’s current fee structure and whether such structure would allow the Funds to realize economies of scale as they grow. The Board next considered the investment performance of each Fund and the Advisor’s performance in

Notes to Financial Statements

September 30, 2015 (Continued)

Timothy Plan Family of Funds

monitoring the investment managers of the underlying Funds. The Board generally approved of each Fund’s performance, noting that the Funds invested in a manner that did not rely exclusively on investment performance. Further, the Board noted with approval that the investment managers of each Fund did not succumb to “style drift” in their management of each Fund’s assets, and that each Fund was committed to maintain its investment mandate, even if that meant under performance during periods when that style was out of favor. The Board noted with approval the Advisor’s ongoing efforts to maintain such consistent investment discipline. The Board also noted with approval that the Advisor’s business was devoted exclusively to serving the Funds, and that the Advisor did not realize any ancillary benefits or profits deriving from its relationship with the Funds. The Board further noted with approval the Advisor’s past activities on monitoring the performance of the underlying Funds’ various investment managers and the promptness and efficiency with which problems were brought to the Board’s attention and responsible remedies offered and executed. After careful discussion and consideration, the Board, including the separate concurrence of the independent Trustees, unanimously cast an affirmative vote, and determined that the renewal of the IA Agreement for another one-year period would be in the best interests of the Funds’ shareholders. In approving the renewal of the IA Agreement for an additional one year period, the Board did not place specific emphasis on any one factor discussed above, but considered all factors in equal light. Further, the Board had available and availed itself of the assistance of legal counsel at all times during its consideration of the IA Agreement renewal.

Barrow, Hanley, Mewhinney & Strauss; Sub-Advisor for the Fixed Income Fund, High Yield Bond Fund, and Defensive Strategies Fund TIPS sleeve.

The Sub-Advisory Agreement between the Trust, TPL and Barrow, Hanley, Mewhinney & Strauss (“BHM&S”), on behalf of the Timothy Plan Fixed Income, High Yield Bond and Defensive Strategies TIPS sleeve Funds, was last renewed by the Board at a meeting held for that purpose, among others, on February 27, 2015. The Board considered the following factors in arriving at its conclusions to renew the BHM&S Sub-Advisory Agreement for an additional year. First, the Board considered the fees charged by BHM&S in light of the services provided by BHM&S. After full and careful consideration, the Board, with the independent trustees separately concurring, agreed that the fees charged by BHM&S and paid out of the fees received by TPL were fair and reasonable in light of the services provided by BHM&S. In reaching that determination, the Board relied on reports describing the fees paid to BHM&S and comparing those fees against fees paid to other investment advisors operating under similar circumstances. Next, the Board discussed the nature, extent and quality of BHM&S’s services to each Fund, including the investment performance of the Funds under BHM&S’s investment management. The Board generally approved of BHM&S’s performance, noting that the Funds managed by BHM&S invested in a manner that did not rely exclusively on investment performance. Further, the Board noted with approval that BHM&S did not succumb to “style drift” in its management of each Fund’s assets, and that BHM&S was committed to maintain its investment mandate, even if that meant under performance during periods when that style was out of favor. The Board noted with approval BHM&S’s ongoing efforts to maintain such consistent investment discipline. Next, the Board considered whether BHM&S’s current fee structure would allow the Funds to realize economies of scale as they grow. The Board decided that this particular factor was moot with respect to the BHM&S Sub-Advisory Agreement because BHM&S was paid out of the fees paid to TPL. After careful discussion and consideration, the Board, including the independent Trustees separately concurring, unanimously determined that the renewal of the BHM&S Sub-Advisory Agreement for another one-year period would be in the best interests of the Funds’ shareholders. In approving the renewal of the BHM&S Sub-Advisory Agreement for an additional one year period, the Board did not place specific emphasis on any one factor discussed above, but considered all factors in equal light. Further, the Board had available and availed itself of the assistance of legal counsel at all times during its consideration of the BHM&S Sub-Advisory Agreement renewal.

Notes to Financial Statements

September 30, 2015 (Continued)

Timothy Plan Family of Funds

Westwood Management Corporation; Sub-Advisor to the Large/Mid Cap Value and the Small Cap Value Funds.

The Sub-Advisory Agreement between the Trust, TPL and Westwood Management Corporation (“Westwood”), on behalf of the Timothy Plan Small Cap Value and Large/Mid Cap Value Funds, was last renewed by the Board at a meeting held for that purpose, among others, on February 27, 2015. The Board considered the following factors in arriving at its conclusions to renew the Westwood Sub-Advisory Agreement for an additional year. First, the Board considered the fees charged by Westwood in light of the services provided by Westwood. After full and careful consideration, the Board, with the independent trustees separately concurring, agreed that the fees charged by Westwood and paid out of the fees received by TPL were fair and reasonable in light of the services provided by Westwood. In reaching that determination, the Board relied on reports describing the fees paid to Westwood and comparing those fees against fees paid to other investment advisors operating under similar circumstances. Next, the Board discussed the nature, extent and quality of Westwood’s services to each Fund, including the investment performance of the Funds under Westwood’s investment management. The Board generally approved of Westwood’s performance, noting that the Funds managed by Westwood invested in a manner that did not rely exclusively on investment performance. Further, the Board noted with approval that Westwood did not succumb to “style drift” in its management of each Fund’s assets, and that Westwood was committed to maintain its investment mandate, even if that meant under performance during periods when that style was out of favor. The Board noted with approval Westwood’s ongoing efforts to maintain such consistent investment discipline. Next, the Board considered whether Westwood’s current fee structure would allow the Funds to realize economies of scale as they grow. The Board decided that this particular factor was moot with respect to the Westwood Sub-Advisory Agreement because Westwood was paid out of the fees paid to TPL. After careful discussion and consideration, the Board, including the independent Trustees separately concurring, unanimously determined that the renewal of the Westwood Sub-Advisory Agreement for another one-year period would be in the best interests of the Funds’ shareholders. In approving the renewal of the Westwood Sub-Advisory Agreement for an additional one year period, the Board did not place specific emphasis on any one factor discussed above, but considered all factors in equal light. Further, the Board had available and availed itself of the assistance of legal counsel at all times during its consideration of the Westwood Sub-Advisory Agreement renewal.

Chartwell Investment Partners; Sub-Advisor to the Aggressive Growth and Large/Mid Cap Growth Funds.

The Sub-Advisory Agreement between the Trust, TPL and Chartwell Investment Partners (“Chartwell”), on behalf of the Timothy Plan Aggressive Growth and Large/Mid Cap Growth Funds, was last renewed by the Board at a meeting held for that purpose, among others, on February 27, 2015. The Board considered the following factors in arriving at its conclusions to renew the Chartwell Sub-Advisory Agreement for an additional year. First, the Board considered the fees charged by Chartwell in light of the services provided by Chartwell. After full and careful consideration, the Board, with the independent trustees separately concurring, agreed that the fees charged by Chartwell and paid out of the fees received by TPL were fair and reasonable in light of the services provided by Chartwell. In reaching that determination, the Board relied on reports describing the fees paid to Chartwell and comparing those fees against fees paid to other investment advisors operating under similar circumstances. Next, the Board discussed the nature, extent and quality of Chartwell’s services to each Fund, including the investment performance of the Funds under Chartwell’s investment management. The Board generally approved of Chartwell’s performance, noting that the Funds managed by Chartwell invested in a manner that did not rely exclusively on investment performance. Further, the Board noted with approval that Chartwell did not succumb to “style drift” in its management of each Fund’s assets, and that Chartwell was committed to maintain its investment mandate, even if that meant under performance during periods when that style was out of favor. The Board noted with approval Chartwell’s ongoing efforts to maintain such consistent investment discipline. Next, the Board considered whether Chartwell’s current fee structure would allow the Funds to realize economies of scale as they grow. The Board decided that this particular factor was moot with respect to the Chartwell Sub-Advisory Agreement because Chartwell was paid out of the fees paid to TPL. After careful discussion and consideration, the Board, including the independent Trustees separately concurring, unanimously determined that the renewal of the Chartwell Sub-Advisory Agreement for another one-year period would be in the best interests of the Funds’ shareholders. In approving the renewal of the Chartwell Sub-Advisory Agreement for an additional one year period, the Board did not place specific emphasis on any one factor discussed above, but considered all factors in equal light. Further, the Board had available and availed itself of the assistance of legal counsel at all times during its consideration of the Chartwell Sub-Advisory Agreement renewal.

Notes to Financial Statements

September 30, 2015 (Continued)

Timothy Plan Family of Funds

Eagle Global Advisors; Sub-Advisor to the International Fund and Israel Common Values Fund.

The Sub-Advisory Agreement between the Trust, TPL and Eagle Global Advisors (“Eagle”), on behalf of the Timothy Plan International Fund and Israel Common Values Fund, was last renewed by the Board at a meeting held for that purpose, among others, on February 27, 2015. The Board considered the following factors in arriving at its conclusions to renew the Eagle Sub-Advisory Agreement for an additional year. First, the Board considered the fees charged by Eagle in light of the services provided by Eagle. After full and careful consideration, the Board, with the independent trustees separately concurring, agreed that the fees charged by Eagle and paid out of the fees received by TPL were fair and reasonable in light of the services provided by Eagle. In reaching that determination, the Board relied on reports describing the fees paid to Eagle and comparing those fees against fees paid to other investment advisors operating under similar circumstances. Next, the Board discussed the nature, extent and quality of Eagle’s services to the Funds, including the investment performance of the Funds under Eagle’s investment management. The Board generally approved of Eagle’s performance, noting that the Funds managed by Eagle invested in a manner that did not rely exclusively on investment performance. Further, the Board noted with approval that Eagle did not succumb to “style drift” in its management of the Funds’ assets, and that Eagle was committed to maintain its investment mandate, even if that meant under performance during periods when that style was out of favor. The Board noted with approval Eagle’s ongoing efforts to maintain such consistent investment discipline. Next, the Board considered whether Eagle’s current fee structure would allow the Funds to realize economies of scale as they grow. The Board decided that this particular factor was moot with respect to the Eagle Sub-Advisory Agreement because Eagle was paid out of the fees paid to TPL. After careful discussion and consideration, the Board, including the independent Trustees separately concurring, unanimously determined that the renewal of the Eagle Sub-Advisory Agreement for another one-year period would be in the best interests of the Funds’ shareholders. In approving the renewal of the Eagle Sub-Advisory Agreement for an additional one year period, the Board did not place specific emphasis on any one factor discussed above, but considered all factors in equal light. Further, the Board had available and availed itself of the assistance of legal counsel at all times during its consideration of the Eagle Sub-Advisory Agreement renewal.

Brandes Investment Partners; Sub-Advisor to the Emerging Markets Fund.

The Sub-Advisory Agreement between the Trust, TPL and Brandes Investment Partners (“Brandes”), on behalf of the Timothy Plan Emerging Markets Fund, was last renewed by the Board at a meeting held for that purpose, among others, on February 27, 2015. The Board considered the following factors in arriving at its conclusions to renew the Brandes Sub-Advisory Agreement for an additional year. First, the Board considered the fees charged by Brandes in light of the services provided by Brandes. After full and careful consideration, the Board, with the independent trustees separately concurring, agreed that the fees charged by Brandes and paid out of the fees received by TPL were fair and reasonable in light of the services provided by Brandes. In reaching that determination, the Board relied on reports describing the fees paid to Brandes and comparing those fees against fees paid to other investment advisors operating under similar circumstances. Next, the Board discussed the nature, extent and quality of Brandes’s services to the Fund, including the investment performance of the Fund under Brandes’s investment management. The Board generally approved of Brandes’s performance, noting that the Fund managed by Brandes invested in a manner that did not rely exclusively on investment performance. Further, the Board noted with approval that Brandes did not succumb to “style drift” in its management of the Funds’ assets, and that Brandes was committed to maintain its investment mandate, even if that meant under performance during periods when that style was out of favor. The Board noted with approval Brandes’s ongoing efforts to maintain such consistent investment discipline. Next, the Board considered whether Brandes’s current fee structure would allow the Fund to realize economies of scale as it grows. The Board decided that this particular factor was moot with respect to the Brandes Sub-Advisory Agreement because Brandes was paid out of the fees paid to TPL. After careful discussion and consideration, the Board, including the independent Trustees separately concurring, unanimously determined that the renewal of the Brandes Sub-Advisory Agreement for another one-year period would be in the best interests of the Fund’s shareholders. In approving the renewal of the Brandes Sub-Advisory Agreement for an additional one year period, the Board did not place

Notes to Financial Statements

September 30, 2015 (Continued)

Timothy Plan Family of Funds

specific emphasis on any one factor discussed above, but considered all factors in equal light. Further, the Board had available and availed itself of the assistance of legal counsel at all times during its consideration of the Brandes Sub-Advisory Agreement renewal.

Delaware Management Company; Sub-Advisor to the Defensive Strategies Fund REITs sleeve.

The Sub-Advisory Agreement between the Trust, TPL and Delaware Management Company (“Delaware”), on behalf of the Timothy Plan Defensive Strategies Fund REITs sleeve, was last renewed by the Board at a meeting held for that purpose, among others, on February 27, 2015. The Board considered the following factors in arriving at its conclusions to renew the Delaware Sub-Advisory Agreement for an additional year. First, the Board considered the fees charged by Delaware in light of the services provided by Delaware. After full and careful consideration, the Board, with the independent trustees separately concurring, agreed that the fees charged by Delaware and paid out of the fees received by TPL were fair and reasonable in light of the services provided by Delaware. In reaching that determination, the Board relied on reports describing the fees paid to Delaware and comparing those fees against fees paid to other investment advisors operating under similar circumstances. Next, the Board discussed the nature, extent and quality of Delaware’s services to the Fund, including the investment performance of the Fund under Delaware’s investment management. The Board generally approved of Delaware’s performance, noting that the Fund managed by Delaware invested in a manner that did not rely exclusively on investment performance. Further, the Board noted with approval that Delaware did not succumb to “style drift” in its management of the Fund’s assets, and that Delaware was committed to maintain its investment mandate, even if that meant under performance during periods when that style was out of favor. The Board noted with approval Delaware’s ongoing efforts to maintain such consistent investment discipline. Next, the Board considered whether Delaware’s current fee structure would allow the Fund to realize economies of scale as it grows. The Board decided that this particular factor was moot with respect to the Delaware Sub-Advisory Agreement because Delaware was paid out of the fees paid to TPL. After careful discussion and consideration, the Board, including the independent Trustees separately concurring, unanimously determined that the renewal of the Delaware Sub-Advisory Agreement for another one-year period would be in the best interests of the Fund’s shareholders. In approving the renewal of the Delaware Sub-Advisory Agreement for an additional one year period, the Board did not place specific emphasis on any one factor discussed above, but considered all factors in equal light. Further, the Board had available and availed itself of the assistance of legal counsel at all times during its consideration of the Delaware Sub-Advisory Agreement renewal.

CoreCommodity Management, LLC; Sub-Advisor to the Defensive Strategies Fund commodities sleeve.

The Sub-Advisory Agreement between the Trust, TPL and CoreCommodity Management, LLC (“Core”), on behalf of the Timothy Plan Defensive Strategies Fund commodity sleeve, was last renewed by the Board at a meeting held for that purpose, among others, on February 27, 2015. The Board considered the following factors in arriving at its conclusions to renew the Core Sub-Advisory Agreement for an additional year. First, the Board considered the fees charged by Core in light of the services provided by Core. After full and careful consideration, the Board, with the independent trustees separately concurring, agreed that the fees charged by Core and paid out of the fees received by TPL were fair and reasonable in light of the services provided by Core. In reaching that determination, the Board relied on reports describing the fees paid to Core and comparing those fees against fees paid to other investment advisors operating under similar circumstances. Next, the Board discussed the nature, extent and quality of Core’s services to the Fund, including the investment performance of the Fund under Core’s investment management. The Board generally approved of Core’s performance, noting that the Fund managed by Core invested in a manner that did not rely exclusively on investment performance. Further, the Board noted with approval that Core did not succumb to “style drift” in its management of the Fund’s assets, and that Core was committed to maintain its investment mandate, even if that meant under performance during periods when that style was out of favor. The Board noted with approval Core’s ongoing efforts to maintain such consistent investment discipline. Next, the Board considered whether Core’s current fee structure would allow the Fund to realize economies of scale as it grows. The Board decided that this particular factor was moot with respect to the Core Sub-Advisory Agreement because Core was paid out of the fees paid to TPL. After careful discussion and consideration, the Board, including the independent Trustees separately concurring, unanimously determined that the renewal of the Core Sub-Advisory Agreement for another one-year

Notes to Financial Statements

September 30, 2015 (Continued)

Timothy Plan Family of Funds

period would be in the best interests of the Fund’s shareholders. In approving the renewal of the Core Sub-Advisory Agreement for an additional one year period, the Board did not place specific emphasis on any one factor discussed above, but considered all factors in equal light. Further, the Board had available and availed itself of the assistance of legal counsel at all times during its consideration of the Core Sub-Advisory Agreement renewal.

James Investment Research, Inc; Sub-Advisor to the Growth and Income Fund.

The Sub-Advisory Agreement between the Trust, TPL and James Investment Research, Inc. (“James”), on behalf of the Timothy Plan Growth and Income Fund, was last renewed by the Board at a meeting held for that purpose, among others, on February 27, 2015. The Board considered the following factors in arriving at its conclusions to renew the James Sub-Advisory Agreement for an additional year. First, the Board considered the fees charged by James in light of the services provided by James. After full and careful consideration, the Board, with the independent trustees separately concurring, agreed that the fees charged by James and paid out of the fees received by TPL were fair and reasonable in light of the services provided by James. In reaching that determination, the Board relied on reports describing the fees paid to James and comparing those fees against fees paid to other investment advisors operating under similar circumstances. Next, the Board discussed the nature, extent and quality of James’s services to the Fund, including the investment performance of the Fund under James’s investment management. The Board generally approved of James’s performance, noting that the Fund managed by James invested in a manner that did not rely exclusively on investment performance. Further, the Board noted with approval that James did not succumb to “style drift” in its management of the Fund’s assets, and that James was committed to maintain its investment mandate, even if that meant under performance during periods when that style was out of favor. The Board noted with approval James’s ongoing efforts to maintain such consistent investment discipline. Next, the Board considered whether James’s current fee structure would allow the Fund to realize economies of scale as it grows. The Board decided that this particular factor was moot with respect to the James Sub-Advisory Agreement because James was paid out of the fees paid to TPL. After careful discussion and consideration, the Board, including the independent Trustees separately concurring, unanimously determined that the renewal of the James Sub-Advisory Agreement for another one-year period would be in the best interests of the Fund’s shareholders. In approving the renewal of the James Sub-Advisory Agreement for an additional one year period, the Board did not place specific emphasis on any one factor discussed above, but considered all factors in equal light. Further, the Board had available and availed itself of the assistance of legal counsel at all times during its consideration of the James Sub-Advisory Agreement renewal.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

The Timothy Plan

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Timothy Plan, comprising Timothy Plan Aggressive Growth Fund, Timothy Plan International Fund, Timothy Plan Large/Mid Cap Growth Fund, Timothy Plan Small Cap Value Fund, Timothy Plan Large/Mid Cap Value Fund, Timothy Plan Fixed Income Fund, Timothy Plan High Yield Bond Fund, Timothy Plan Israel Common Values Fund, Timothy Plan Defensive Strategies Fund, Timothy Plan Strategic Growth Fund, Timothy Plan Conservative Growth Fund, Timothy Plan Emerging Markets Fund and Timothy Plan Growth & Income Fund (the “Funds”), as of September 30, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two periods in the period then ended, and the financial highlights for each of the years or periods indicated. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2015, including physical observation of precious metals, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers or counterparties were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Timothy Plan Aggressive Growth Fund, Timothy Plan International Fund, Timothy Plan Large/Mid Cap Growth Fund, Timothy Plan Small Cap Value Fund, Timothy Plan Large/Mid Cap Value Fund, Timothy Plan Fixed Income Fund, Timothy Plan High Yield Bond Fund, Timothy Plan Israel Common Values Fund, Timothy Plan Defensive Strategies Fund, Timothy Plan Strategic Growth Fund, Timothy Plan Conservative Growth Fund, Timothy Plan Emerging Markets Fund and Timothy Plan Growth & Income Fund as of September 30, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two periods in the period then ended, and the financial highlights for each of the years or periods indicated, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

November 30, 2015

Expense Examples – (Unaudited)

September 30, 2015

As a shareholder of a Fund, you incur two types of costs: direct costs, such as wire fees and low balance fees; and indirect costs, including management fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as “ongoing costs”, (in dollars) of investing in each Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of April 1, 2015, through September 30, 2015.

Actual Expenses

The first line of the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would be higher.

AGGRESSIVE GROWTH FUND

	Beginning Account Value	Ending Account Value	Expenses Paid During Period

	4/1/2015	9/30/2015	4/1/2015 through 9/30/2015
Actual - Class A *	$1,000.00	$ 873.10	$ 7.04
Hypothetical - Class A **	$1,000.00	$1,017.55	$ 7.59
Actual - Class C *	$1,000.00	$ 870.10	$10.55
Hypothetical - Class C **	$1,000.00	$1,013.79	$11.36
Actual - Class I *	$1,000.00	$ 874.70	$ 5.87
Hypothetical - Class I **	$1,000.00	$1,018.80	$ 6.33

*

Expenses are equal to the Fund’s annualized expense ratio of 1.50% for Class A, 2.25% for Class C and 1.25% for Class I, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the partial year period). The Aggressive Growth Fund’s ending account value on the first line of each share class in the table is based on its actual total return of (12.69)% for Class A,(12.99)% for Class C and (12.53)% for Class I for the period of April 1, 2015, to September 30, 2015.

**	Assumes a 5% return before expenses.

Expense Examples – (Unaudited)(Continued)

September 30, 2015

INTERNATIONAL FUND

	Beginning Account Value	Ending Account Value	Expenses Paid During Period

	4/1/2015	9/30/2015	4/1/2015 through 9/30/2015
Actual - Class A *	$1,000.00	$ 934.90	$ 7.03
Hypothetical - Class A **	$1,000.00	$1,017.80	$ 7.33
Actual - Class C *	$1,000.00	$ 931.90	$ 10.65
Hypothetical - Class C **	$1,000.00	$1,014.04	$ 11.11
Actual - Class I *	$1,000.00	$ 936.10	$ 5.82
Hypothetical - Class I **	$1,000.00	$1,019.05	$ 6.07

*

Expenses are equal to the Fund’s annualized expense ratio of 1.44% for Class A, 2.19% for Class C and 1.19% for Class I, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the partial year period). The International Fund’s ending account value on the first line of each share class in the table is based on its actual total return of (6.51)% for Class A, (6.81)% for Class C, and (6.39)% for Class I for the period of April 1, 2015, to September 30, 2015.

** Assumes a 5% return before expenses.

LARGE/MID CAP GROWTH FUND

	Beginning Account Value	Ending Account Value	Expenses Paid During Period

	4/1/2015	9/30/2015	4/1/2015 through 9/30/2015
Actual - Class A *	$1,000.00	$ 920.40	$ 6.31
Hypothetical - Class A **	$1,000.00	$1,018.50	$ 6.63
Actual - Class C *	$1,000.00	$ 915.90	$ 9.89
Hypothetical - Class C **	$1,000.00	$1,014.74	$10.40
Actual - Class I *	$1,000.00	$ 922.00	$ 5.11
Hypothetical - Class I **	$1,000.00	$1,019.75	$ 5.37

*

Expenses are equal to the Fund’s annualized expense ratio of 1.30% for Class A, 2.05% for Class C and 1.05% for Class I, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the partial year period). The Large/Mid Cap Growth Fund’s ending account value on the first line of each share class in the table is based on its actual total return of (7.96)% for Class A, (8.41)% for Class C, and (7.80)% for Class I for the period of April 1, 2015, to September 30, 2015.

** Assumes a 5% return before expenses.

SMALL CAP VALUE FUND

	Beginning Account Value	Ending Account Value	Expenses Paid During Period

	4/1/2015	9/30/2015	4/1/2015 through 9/30/2015
Actual - Class A *	$1,000.00	$ 917.10	$ 6.20
Hypothetical - Class A **	$1,000.00	$1,018.60	$ 6.53
Actual - Class C *	$1,000.00	$ 914.20	$ 9.79
Hypothetical - Class C **	$1,000.00	$1,014.84	$ 10.30
Actual - Class I *	$1,000.00	$ 918.60	$ 5.00
Hypothetical - Class I **	$1,000.00	$1,019.85	$ 5.27

*

Expenses are equal to the Fund’s annualized expense ratio of 1.28% for Class A, 2.03% for Class C, and 1.03% for Class I which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the partial year period). The Small Cap Value Fund’s ending account value on the first line of each share class in the table is based on its actual total return of (8.29)% for Class A, (8.58)% for Class C and (8.14)% for the period of April 1, 2015, to September 30, 2015.

** Assumes a 5% return before expenses.

Expense Examples – (Unaudited)(Continued)

September 30, 2015

LARGE/MID CAP VALUE FUND

	Beginning Account Value	Ending Account Value	Expenses Paid During Period

	4/1/2015	9/30/2015	4/1/2015 through 9/30/2015
Actual - Class A *	$1,000.00	$ 940.60	$ 6.03
Hypothetical - Class A **	$1,000.00	$1,018.85	$ 6.28
Actual - Class C *	$1,000.00	$ 937.00	$ 9.66
Hypothetical - Class C **	$1,000.00	$1,015.09	$10.05
Actual - Class I *	$1,000.00	$ 941.70	$ 4.82
Hypothetical - Class I **	$1,000.00	$1,020.10	$ 5.01

*

Expenses are equal to the Fund’s annualized expense ratio of 1.23% for Class A, 1.98% for Class C, and 0.98% for Class I which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the partial year period). The Large/Mid Cap Value Fund’s ending account value on the first line of each share class in the table is based on its actual total return of (5.94)% for Class A, (6.30)% for Class C, and (5.83)% for Class I for the period of April 1, 2015, to September 30, 2015.

** Assumes a 5% return before expenses.

FIXED INCOME FUND

	Beginning Account Value	Ending Account Value	Expenses Paid During Period

	4/1/2015	9/30/2015	4/1/2015 through 9/30/2015
Actual - Class A *	$1,000.00	$ 990.60	$4.34
Hypothetical - Class A **	$1,000.00	$1,020.10	$4.41
Actual - Class C *	$1,000.00	$ 987.60	$8.07
Hypothetical - Class C **	$1,000.00	$1,016.95	$8.19
Actual - Class I *	$1,000.00	$1,008.20	$3.12
Hypothetical - Class I **	$1,000.00	$1,021.96	$3.14

*

Expenses are equal to the Fund’s annualized expense ratio of 0.87% for Class A, 1.62% for Class C, and 0.62% for Class I which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the partial year period). The Fixed Income Fund’s ending account value on the first line of each share class in the table is based on its actual total return of (0.94)% for Class A, (1.24)% for Class C, and (0.82)% for Class I for the period of April 1, 2015, to September 30, 2015.

** Assumes a 5% return before expenses.

HIGH YIELD BOND FUND

	Beginning Account Value	Ending Account Value	Expenses Paid During Period

	4/1/2015	9/30/2015	4/1/2015 through 9/30/2015
Actual - Class A *	$1,000.00	$ 956.30	$5.15
Hypothetical - Class A **	$1,000.00	$1,019.80	$5.32
Actual - Class C *	$1,000.00	$ 953.00	$8.81
Hypothetical - Class C **	$1,000.00	$1,016.04	$9.10
Actual - Class I *	$1,000.00	$ 957.60	$3.93
Hypothetical - Class I **	$1,000.00	$1,021.06	$4.05

*

Expenses are equal to the Fund’s annualized expense ratio of 1.05% for Class A, 1.80% for Class C, and 0.80% for Class I which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the partial year period). The High Yield Bond Fund’s ending account value on the first line of each share class in the table is based on its actual total return of (4.37)% for Class A, (4.70)% for Class C, and (4.24)% for Class I for the period of April 1, 2015, to September 30, 2015.

** Assumes a 5% return before expenses.

Expense Examples – (Unaudited)(Continued)

September 30, 2015

DEFENSIVE STRATEGIES FUND

	Beginning Account Value	Ending Account Value	Expenses Paid During Period

	4/1/2015	9/30/2015	4/1/2015 through 9/30/2015
Actual - Class A *	$1,000.00	$ 929.50	$4.84
Hypothetical - Class A **	$1,000.00	$1,020.05	$5.06
Actual - Class C *	$1,000.00	$ 925.70	$8.45
Hypothetical - Class C **	$1,000.00	$1,016.29	$8.85
Actual - Class I *	$1,000.00	$ 930.10	$3.63
Hypothetical - Class I **	$1,000.00	$1,021.31	$3.80

*

Expenses are equal to the Fund’s annualized expense ratio of 1.00% for Class A, 1.75% for Class C and 0.75% for Class I, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the partial year period). The Defensive Strategies Fund’s ending account value on the first line of each share class in the table is based on its actual total return of (7.05)% for Class A, (7.43)% for Class C and (6.99)% for Class I for the period of April 1, 2015, to September 30, 2015.

** Assumes a 5% return before expenses.

STRATEGIC GROWTH FUND

	Beginning Account Value	Ending Account Value	Expenses Paid During Period

	4/1/2015	9/30/2015	4/1/2015 through 9/30/2015
Actual - Class A *	$1,000.00	$ 938.70	$4.18
Hypothetical - Class A **	$1,000.00	$1,020.76	$4.36
Actual - Class C *	$1,000.00	$ 934.50	$7.81
Hypothetical - Class C **	$1,000.00	$1,017.00	$8.14

*

Expenses are equal to the Fund’s annualized expense ratio of 0.85% for Class A and 1.60% for Class C, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the partial year period). The Strategic Growth Fund’s ending account value on the first line of each share class in the table is based on its actual total return of (6.13)% for Class A and (6.55)% for Class C for the six-month period of April 1, 2015, to September 30, 2015.

** Assumes a 5% return before expenses.

CONSERVATIVE GROWTH FUND

	Beginning Account Value	Ending Account Value	Expenses Paid During Period

	4/1/2015	9/30/2015	4/1/2015 through 9/30/2015
Actual - Class A *	$1,000.00	$ 956.50	$4.22
Hypothetical - Class A **	$1,000.00	$1,020.76	$4.36
Actual - Class C *	$1,000.00	$ 953.20	$7.88
Hypothetical - Class C **	$1,000.00	$1,017.00	$8.14

*

Expenses are equal to the Fund’s annualized expense ratio of 0.86% for Class A and 1.61% for Class C, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the partial year period). The Conservative Growth Fund’s ending account value on the first line of each share class in the table is based on its actual total return of (4.35)% for Class A and (4.68)% for Class C for the six-month period of April 1, 2015, to September 30, 2015.

** Assumes a 5% return before expenses.

Expense Examples – (Unaudited)(Continued)

September 30, 2015

ISRAEL COMMON VALUES FUND

	Beginning Account Value	Ending Account Value	Expenses Paid During Period

	4/1/2015	9/30/2015	4/1/2015 through 9/30/2015
Actual - Class A *	$1,000.00	$ 922.70	$ 8.39
Hypothetical - Class A **	$1,000.00	$1,016.34	$ 8.80
Actual - Class C *	$1,000.00	$ 919.00	$11.98
Hypothetical - Class C **	$1,000.00	$1,012.58	$12.56
Actual - Class I *	$1,000.00	$ 923.50	$ 7.18
Hypothetical - Class I **	$1,000.00	$1,017.60	$ 7.54

*

Expenses are equal to the Fund’s annualized expense ratio of 1.73% for Class A, 2.48% for Class C and 1.48% for Class I, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the partial year period). The Israel Common Values Fund’s ending account value on the first line of each share class in the table is based on its actual total return of (7.73)% for Class A, (8.10)% for Class C and (7.65)% for the period of April 1, 2015, to September 30, 2015.

**	Assumes a 5% return before expenses.

EMERGING MARKETS FUND

	Beginning Account Value	Ending Account Value	Expenses Paid During Period

	4/1/2015	9/30/2015	4/1/2015 through 9/30/2015
Actual - Class A *	$1,000.00	$ 796.20	$11.62
Hypothetical - Class A **	$1,000.00	$1,012.13	$13.01
Actual - Class C *	$1,000.00	$ 791.30	$14.95
Hypothetical - Class C **	$1,000.00	$1,008.37	$16.77
Actual - Class I *	$1,000.00	$ 796.50	$10.49
Hypothetical - Class I **	$1,000.00	$1,013.39	$11.76

*

Expenses are equal to the Fund’s annualized expense ratio of 2.57% for Class A, 3.32% for Class C and 2.32% for Class I, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the partial year period). The Emerging Markets Fund’s ending account value on the first line of each share class in the table is based on its actual total return of (20.38)% for Class A, (20.87)% for Class C and (20.35)% for Class I for the period of April 1, 2015, to September 30, 2015.

**	Assumes a 5% return before expenses.

GROWTH & INCOME FUND

	Beginning Account Value	Ending Account Value	Expenses Paid During Period

	4/1/2015	9/30/2015	4/1/2015 through 9/30/2015
Actual - Class A *	$1,000.00	$ 947.80	$ 6.59
Hypothetical - Class A **	$1,000.00	$1,018.30	$ 6.83
Actual - Class C *	$1,000.00	$ 944.50	$10.24
Hypothetical - Class C **	$1,000.00	$1,014.54	$10.61
Actual - Class I ***	$1,000.00	$ 948.60	$ 5.37
Hypothetical - Class I **	$1,000.00	$1,019.55	$ 5.57

*

Expenses are equal to the Fund’s annualized expense ratio of 1.34% for Class A, 2.09% for Class C and 1.09% for Class I , which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the partial year period). The Emerging Markets Fund’s ending account value on the first line of each share class in the table is based on its actual total return of (5.22)%% for Class A, (5.55)% for Class C and (5.14)% for Class I, for the period of April 1, 2015, to September 30, 2015.

**	Assumes a 5% return before expenses.

Officers and Trustees of the Trust (Unaudited)

The Trustees and principal executive officers of the Trust and their principal occupations for the past five years are listed as follows:

INTERESTED TRUSTEES

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Arthur D. Ally*	Chairman and President	Indefinite; Trustee and President since 1994	13
1055 Maitland Center Commons Maitland, FL			Other Directorships
	Principal Occupation During Past 5 Years		Held by Trustee
Born: 1942

President and controlling shareholder of Covenant Funds, Inc. (“CFI”), a holding company. President and general partner of Timothy Partners, Ltd. (“TPL”), the investment Advisor and principal underwriter to each Fund. CFI is also the managing general partner of TPL.

None

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Joseph E. Boatwright**	Trustee, Secretary	Indefinite; Trustee and Secretary since 1995	13
1055 Maitland Center Commons Maitland, FL			Other Directorships
	Principal Occupation During Past 5 Years		Held by Trustee
Born: 1930	Retired Minister. Currently serves as a consultant to the Greater Orlando Baptist Association. Served as Senior Pastor to Aloma Baptist Church from 1970-1996.		None

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Mathew D. Staver**	Trustee	Indefinite; Trustee since 2000	13
1055 Maitland Center Commons Maitland, FL			Other Directorships
	Principal Occupation During Past 5 Years		Held by Trustee
Born: 1956

Attorney specializing in free speech, appellate practice and religious liberty constitutional law. Founder of Liberty Counsel, a religious civil liberties education and legal defense organization. Host of two radio programs devoted to religious freedom issues. Editor of a monthly newsletter devoted to religious liberty topics. Mr. Staver has argued before the United States Supreme Court and has published numerous legal articles.

None

* Mr. Ally is an “interested” Trustee, as that term is defined in the 1940 Act, because of his positions with and financial interests in CFI and TPL.

** Messrs. Boatwright and Staver are “interested” Trustees, as that term is defined in the 1940 Act, because each has a limited partnership interest in TPL.

Officers and Trustees of the Trust

(Unaudited)(Continued)

INDEPENDENT TRUSTEES

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Kenneth Blackwell	Trustee	Indefinite; Trustee since 2011	13
1055 Maitland Center Commons Maitland, FL			Other Directorships
	Principal Occupation During Past 5 Years		Held by Trustee
Born: 1948

Currently serving as an independent consultant or Fellow with the Family Research Council and the American Civil Rights Union, and is a Visiting Professor at Liberty University, Lynchburg, VA. Former Secretary of State for the State of Ohio.

None

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Richard W. Copeland	Trustee	Indefinite; Trustee since 2005	13
1055 Maitland Center Commons Maitland, FL			Other Directorships
	Principal Occupation During Past 5 Years		Held by Trustee
Born: 1947

Retired founder of Copeland & Covert, Attorneys at Law; B.A. from Mississippi College, JD from University of Florida and LLM Taxation from University of Miami. Associate Professor Stetson University for past 39 years.

None

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Deborah Honeycutt	Trustee	Indefinite; Trustee since 2010	13
1055 Maitland Center Commons Maitland, FL			Other Directorships
	Principal Occupation During Past 5 Years		Held by Trustee
Born: 1947

Dr. Honeycutt is a licensed physician currently serving as Medical Director of Clayton State University Health Services in Morrow, GA, CEO of Minority Health Services in Atlanta, and as a volunteer at Good Shepherd Clinic. Dr. Honeycutt received her B.A. and M.D. at the University of Illinois.

None

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Bill Johnson	Trustee	Indefinite; Trustee since 2005	13
1055 Maitland Center Commons Maitland, FL			Other Directorships
	Principal Occupation During Past 5 Years		Held by Trustee
Born: 1946

President (and Founder) of American Decency Association, Freemont, MI since 1999. Previously served as Michigan State Director for American Family Association (1987-1999). Previously a public school teacher for 18 years. B.S. from Michigan State University and a Masters of Religious Education from Grand Rapids Baptist Seminary.

None

Officers and Trustees of the Trust

(Unaudited)(Continued)

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
John C. Mulder	Trustee	Indefinite; Trustee since 2005	13
1055 Maitland Center Commons Maitland, FL			Other Directorships
	Principal Occupation During Past 5 Years		Held by Trustee
Born: 1950

President of WaterStone (formerly the Christian Community Foundation and National Foundation) since 2001. Prior: 22 years of executive experience for a group of banks and a trust company. B.A. in Economics from Wheaton College and MBA from University of Chicago.

None

Officers and Trustees of the Trust

(Unaudited)(Continued)

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Charles E. Nelson	Trustee	Indefinite; Trustee since 2000	13
1055 Maitland Center Commons Maitland, FL			Other Directorships
	Principal Occupation During Past 5 Years		Held by Trustee
Born: 1934	Certified Public Accountant, semi-retired. Former non-profit industry accounting officer. Former financial executive with commercial bank. Former partner national accounting firm.		None

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Scott Preissler, Ph.D.	Trustee	Indefinite; Trustee since 2004	13
1055 Maitland Center Commons Maitland, FL			Other Directorships
	Principal Occupation During Past 5 Years		Held by Trustee
Born: 1960

Director of Steward Leadership and Professor in Residence at Shorter University. Former Chairman of Stewardship Studies at Southwestern Baptist Theological Seminary, Ft. Worth, TX. Also serves as Founder and Chairman of the International Center for Biblical Stewardship.

None

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Alan M. Ross	Trustee, Vice Chairman	Indefinite; Trustee since 2004	13
1055 Maitland Center Commons Maitland, FL			Other Directorships
	Principal Occupation During Past 5 Years		Held by Trustee
Born: 1951

Founder and CEO of Corporate Development Institute which he founded in 2000. Previously he served as President and CEO of Fellowship of Companies for Christ and has authored three books: Beyond World Class, Unconditional Excellence, Breaking Through to Prosperity.

None

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Patrice Tsague	Trustee	Indefinite; Trustee since 2011	13
1055 Maitland Center Commons Maitland, FL			Other Directorships
	Principal Occupation During Past 5 Years		Held by Trustee
Born: 1973	President and Chief Servant Officer of the Nehemiah Project International Ministries Inc. since 1999.		None

Privacy Notice

FACTS	WHAT DOES THE TIMOTHY PLAN DO WITH YOUR PERSONAL INFORMATION?

WHY?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all information sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this Notice carefully to understand what we do.

WHAT?

The types of information we collect and share depend on the product or service you have with us. This information can include:

•      Social Security Number

•      Assets

•      Retirement Assets

•      Transaction History

•      Checking Account History

•      Purchase History

•      Account Balances

•      Account Transactions

•      Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this Notice.

HOW?

All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons The Timothy Plan chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information.	Does The Timothy Plan share?	Can you limit this sharing?
For our everyday business purposes- Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	Yes	No
For our marketing purposes- to offer our products and services to you.	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes- information about your transactions and experiences.	Yes	No
For our affiliates’ everyday business purposes- information about your creditworthiness	No	We don’t share
For non-affiliates to market to you	No	We don’t share

Questions?	Call 800-662-0201

Who we are
Who is providing this Notice?	Timothy Plan Family of Mutual Funds Timothy Partners, Ltd.
What we do
How does The Timothy Plan protect your personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse or your nonpublic personal information.

How does The Timothy Plan collect your personal information?

We collect your personal information, for example, when you

•      Open an account

•      Provide account information

•      Give us your contact information

•      Make deposits or withdrawals from your account

•      Make a wire transfer

•      Tell us where to send the money

•      Tell us who receives the money

•      Show your government-issued ID

•      Show your drivers’ license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•      Sharing for affiliates’ everyday business purposes-information about your creditworthiness.

•      Affiliates from using your information to market to you.

•      Sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non- financial companies. Timothy Partners, Ltd. is an affiliate of The Timothy Plan
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. • The Timothy Plan does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products to you. • The Timothy Plan does not jointly market.

Customer Identification Program

The Board of Trustees of the Trust has approved procedures designed to prevent and detect attempts to launder money as required under the USA PATRIOT Act. The day-to-day responsibility for monitoring and reporting any such activities has been delegated to the transfer agent, subject to the oversight and supervision of the Board.

Disclosures

HOW TO OBTAIN PROXY VOTING INFORMATION

Information regarding how the Funds voted proxies relating to Fund securities during the period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 1-800-732-0330 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

HOW TO OBTAIN 1ST AND 3RD FISCAL QUARTER PORTFOLIO HOLDINGS

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.

Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-800-732-0330.

This Page Intentionally Left Blank.

This Page Intentionally Left Blank.

BOARD OF TRUSTEES
Arthur D. Ally
Kenneth Blackwell
Joseph E. Boatwright
Rick Copeland
Deborah Honeycutt
Bill Johnson
John C. Mulder
Charles E. Nelson
Scott Preissler
Alan Ross
Mathew D. Staver
Patrice Tsague

OFFICERS
Arthur D. Ally, President
Joseph E. Boatwright, Secretary

INVESTMENT ADVISOR
Timothy Partners, Ltd.
1055 Maitland Center Commons
Maitland, FL 32751

DISTRIBUTOR
Timothy Partners, Ltd.
1055 Maitland Center Commons
Maitland, FL 32751

TRANSFER AGENT
Gemini Fund Services, LLC
17605 Wright St., Suite 2
Omaha, NE 68130

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd.
1350 Euclid Ave., Suite 800
Cleveland, OH 44115

LEGAL COUNSEL David Jones & Assoc., P.C. 422 Fleming St. Key West, FL 33040

HEADQUARTERS

The Timothy Plan
1055 Maitland Center Commons
Maitland, Florida 32751
For additional information or a prospectus, please call: 1-800-846-7526 Visit the Timothy Plan web site on the internet at: www.timothyplan.com	(800) 846-7526
www.timothyplan.com
This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective Prospectus which includes details regarding the Funds’ objectives, policies, expenses and other information. Distributed by Timothy Partners, Ltd.	invest@timothyplan.com SHAREHOLDER SERVICES Gemini Fund Services, LLC
17605 Wright St., Suite 2 Omaha, NE 68130

(800) 662-0201

Item 2. Code of Ethics.

(a)              As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)              For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c)              Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)              Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)              Posting:  We do not intend to post the Code of Ethics for the Officers or any amendments or waivers on a website.

(f)              Availability:  The Code of Ethics for the Officers can be obtained, free of charge by calling the toll free number for the appropriate Fund.

Item 3. Audit Committee Financial Expert.

(a)              The registrant has an Audit committee currently composed of three independent Trustees, Mr. Wesley Pennington, Mr. John Mulder and Mr. Charles Nelson. The registrant’s board of trustees has determined that Mr. Charles Nelson is qualified to serve as an Audit Committee Financial Expert, and has designated him as such.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The Timothy Plan
FY 2015	$193,900
FY 2014	$166,400
FY 2013	$142,700

(b)	Audit-Related Fees

The Timothy Plan		Registrant		Adviser
FY 2014	$0		$0
FY 2013	$0		$0
FY 2012	$0		$0

  Nature of the fees:

(c)	Tax Fees

The Timothy Plan
FY 2014	$ 0
FY 2013	$ 0
FY 2012	$ 0

Nature of the     preparation of the 1120 RIC

fees:

(d)	All Other Fees

Registrant
The Timothy Plan
FY 2014	$ 0
FY 2013	$ 0
FY 2012	$ 0

(e)	(1) Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2) Percentages of Services Approved by the Audit Committee

Registrant

Audit-Related Fees:	0	%
Tax Fees:	0	%
All Other Fees:	0	%

(f)              During audit of registrant’s financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant’s engagement were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)              The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant Adviser
FY 2014	$ 0	$0
FY 2013	$ 0	$0
FY 2012	$ 0	$0

(h)              Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies.    Not applicable.

Item 6.  Schedule of Investments.    Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.    Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.    Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.    Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.  Controls and Procedures.

(a)          Based on an evaluation of the registrant’s disclosure controls and procedures as of November 19, 2010, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)          There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)	Code is filed herewith

(a)(2)

Certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2 under the Investment Company Act of 1940 are filed herewith.

(a)(3)	Not Applicable

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Timothy Plan

By	/s/ Arthur D. Ally
Arthur D. Ally, President

Date	12/8/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Arthur D. Ally
Arthur D. Ally, President

Date	12/8/15